united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-23611

James Alpha Funds Trust

(Exact name of registrant as specified in charter)

515 Madison Avenue, 24th Floor, New York, NY 10022

(Address of principal executive offices)               (Zip code)

Emile R. Molineaux, Gemini Fund Services, LLC

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 623-266-4567

Date of fiscal year end: 11/30

Date of reporting period: 11/30/22

Amended to update trust name.

Item 1. Reports to Stockholders.

JAMES ALPHA FUNDS TRUST d/b/a EASTERLY FUNDS TRUST

CLASS A, C, I AND R6 SHARES

ANNUAL REPORT
November 30, 2022

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS AND TO OTHERS WHO
HAVE RECEIVED A COPY OF THE PROSPECTUS.

James Alpha Funds Trust d/b/a Easterly Funds Trust

ANNUAL REPORT TO SHAREHOLDERS

January 9, 2023

Dear Shareholder:

We are pleased to provide you with this annual report on the investment strategies and performance of the funds in the James Alpha Funds Trust d/b/a Easterly Funds Trust (the “Trust”). This report covers the twelve months from December 1, 2021 through November 30, 2022.

We believe that successful investing requires discipline and patience. Try to stay focused on your long-term investment goals. Don’t let short-term stock and bond market fluctuations or investment manias change your long-term investment strategy. In our opinion, the Easterly Funds are managed by some of the world’s leading institutional investment advisory firms. It is our belief that combining the strength of the Trust’s performance with a well-designed asset allocation plan can help you to achieve your long-term investment goals.

ECONOMIC OVERVIEW

As measured by Real Gross Domestic Product (GDP), the value of the production of goods and services in the United States slowed to an annualized growth rate (AGR) of 1.9% during the third quarter of 2022, with both the first and second quarter showing negative real GDP growth (a classic recessionary signal). The primary driver of the sluggish performance in the economy and markets in the past 12 months has been the tightening of monetary and fiscal support as well as rampant inflation that has begun to materially affect the psychology of the consumer. New Home Sales were sharply down from their high in the past year (around 840 thousand) to an annualized 632 thousand units as of October 2022, just slightly above the average from the past decade (around 610 thousand). The slowdown in New Home Sales is largely attributable to the steep rise in mortgage rates (moving from 3.2% twelve months ago to 6.6% today), severely straining affordability. Despite a few grim macro data points, the labor market has held up strongly. The unemployment rate declined in the past twelve months from 4.2% to 3.7%, one of the lowest rates recorded in the past 50 years. The unemployment claims is an important leading indicator in our work, specifically the 4-week sum of weekly Initial Claims data. That number has dropped to 915 thousand from a pandemic peak of over 21 million claims. For perspective, the historic average from 1967 to present is about 1.5 million. The overall economy in 2022 has been shaky with growing macro headwinds, contracting equity valuations, rising interest rates, and shortages of goods and services across the economy driven by robust consumer demand and lingering supply chain issues that have been morphing since the beginning of the pandemic. This market has been largely controlled by the Federal Reserve, who have signaled their commitment to tightening financial conditions in order to get inflation under control. This is a material break from decades long precedent where the Fed has been there to provide support during market turmoil. Time will tell whether the Fed is able to engineer its desired ’soft landing’ or if their actions will induce an economic recession.

Monetary Policy: The past twelve months have seen a historically fast pivot at the Federal Reserve from extraordinarily accommodative policy to the most hawkish positioning in decades. With a robust labor market and low unemployment, the Fed is in full force to tackle the other half of their dual mandate: price stability. Inflation has remained stubbornly high and has become a major issue facing the average consumer. In a recent FOMC statement, the Committee stated that “with inflation remaining well above the Committee’s objective, participants judged that moving to a restrictive stance of policy was required to meet the Committee’s legislative mandate to promote maximum employment and price stability.” During Jay Powell’s Jackson Hole speech, he affirmed that the central bank will “use [their] tools forcefully” to attack inflation, and that raising interest rates will cause “some pain” to the economy. This constitutes a major pivot as investors now face the most hawkish Fed seen in decades. In terms of the benchmark Fed Funds rate, the futures market is pricing additional hikes up to 4.5% by the end of the year, and for the rates to remain high through 2023 (potentially hitting a peak terminal rate of 5.25% by March).

Interest Rates: Treasury yields have been increasing over the last two years to rates not seen since before the 2008 Financial Crisis. In the twelve months since the end of November 2021, yields have risen dramatically, and the yield curve has inverted as front-end rates have risen much faster than longer term rates (due to expectations of Fed actions). The 2-year treasury rate spiked from 0.57% to 4.31%, the 5-year rate moved from 1.16% to 3.74%, 10-year rate went from 1.44% to 3.61%, and the 30-year rate went from 1.79% to 3.74%. There are now multiple inversions in the curve (i.e., short term rates have moved above longer-term rates), which has historically been a signal for impending recession. With the Fed continuing to hike rates and aggressively reducing its balance sheet, we believe the environment is supportive for higher interest rates, and yields will remain steady to higher over the next 12 months.

Equity Valuations: Equity markets in 2022 have been highly volatile with the S&P 500 ending November down 13.1% year-to-date, and an intra-year peak-to-trough decline of 24.5%. A key theme this year has been a rotation from growth to value as investors are putting greater weight on corporate fundamentals over speculative growth stocks. However, the selloff has been prolonged and broad based with 8 out of 11 of the S&P sectors being down on the year (only consumer staples, energy and utilities have posted positive returns). Despite the turmoil in equities, valuations continue to remain anywhere from fairly valued to strongly overvalued depending on the metric. As an example, Warren Buffett’s favorite indicator is the ratio of total equity market cap to GDP (termed “the Buffett Indicator”) that is still at a highly elevated level of 158%, down from a record shattering 207% from August 2021, but still above the 143% set at the peak of the tech bubble in March 2000 which could indicate the market remains strongly overvalued. However, the S&P 500 is currently trading at a forward P/E ratio of approximately 20.4 times, which is modestly below its 30-year average of 21.2 times.

Inflation: Inflation, as measured by the consumer price index (CPI) was up 7.7% y-o-y based on the latest release of the report. While the figure is down slightly from its record 9.1% earlier in the summer, it still represents a rate of inflation not seen since the early 1980’s. Since the summer of 2020, the Fed’s objective was to run the economy hot through ultra-easy monetary policy with the intention of spurring inflation above their target to achieve a long-term average of 2%. Inflation data has come in materially and persistently higher than the Fed projected, which has spurred them to take aggressive action by tightening policy and removing excess liquidity.

FUND SPECIFIC OVERVIEW

Income Opportunities (JSVIX)

Easterly Income Opportunity Fund posted -6.58% for the period from November 30, 2021 to November 30, 2022, outperforming the Bloomberg Aggregate Index by 6.26%. Contributing factors to the overall performance were higher than normal Cash/Treasuries, CDO/CLO allocation and allocation to legacy RMBS. The main detractor was the fund’s Corporate Structured Note position due to its steepening bias.

November 2021 to November 2022 included some of the most dramatic events in the history of financial markets as a 40-year bond bull market came to a crashing end. The Federal Reserve and its Chairman Jerome Powell were at first forced to admit that the inflationary spike was not due to transitory factors such as supply bottlenecks and Covid-related shortages but had something to do with unprecedented amounts of monetary and fiscal stimulus since the beginning of global pandemic. With CPI rising to 5.3%

by Q3 2021, the Fed announced a tapering of its $120 billion monthly QE purchases and then with CPI rising further to 7% and then to 8% in Q4 2021 and Q1 2022 respectively, the Fed finally ended QE, raised its benchmark rate by 0.25% and announced a Quantitative Tightening program starting in June 2022 to further tighten monetary conditions. Headline CPI reached 9.1% YOY in Q2 with services inflation, primarily rents and housing related expenses, supplanting energy and food inflation as the main driver of cost-of-living crisis in the US. The Federal Reserve ended up raising its benchmark fed funds rate to 3.75% by the end of November after 4 consecutive 75bp hikes. The Treasury yield curve underwent an extreme inversion over the last 12 months with the 2-year rate higher by 3.7% while the 10-year rate increased by 2.2% and the long-end 30-year rate was higher by 1.9%. As a result of the Fed’s uber-aggressive shift from monetary accommodation to monetary tightening, all risk assets posted negative returns. Most fixed income sectors saw negative double digit returns in what has been called the worst bond market since 1949. IG Corporates were down -15.5% while High Yield was down -9.0%. Structured credit sectors outperformed Corporates and High Yield sectors due to lower duration and spread exposure but nonetheless saw significant spread widening across the credit curve with AAAs wider by 60-120bp and BBBs widening anywhere between 150bp and 350bp. The Easterly Income Opportunities Fund focused on maintaining a defensive positioning in terms of lower effective and spread duration relative to most fixed income credit sectors. We benefited from our highly liquid cash/Treasuries portion of the portfolio that was higher relative to previous periods going into 2022 as we expected significant amount of spread volatility amidst inflationary pressures and uncertainty regarding the Fed’s actions. Our RMBS short duration carry bucket also helped offset some of the spread widening in other credit markets. At the same time, our corporate structured note position underperformed IG Corporates due to its inherent steepening bias. We hedged some of corporate structured note duration exposure with a 2-year interest rate swap in 2022.

The fund deployed interest rate swaps to hedge the effective duration of its Corporate Structured Note position and entered into a CDS contract to hedge some of the credit spread risk of its Corporate Structure Note position. Hedges contributed +1.38% to overall return. The Fund did not have a policy or practice of maintaining a specified level of distribution or yield payout to shareholders.

Total Hedge (JTHIX)

For the twelve months ending November 30, 2022, the Total Hedge Strategy (JTHIX) was down 7.47% on a total return basis largely attributable to declines in the equity and bond market over that time. The largest detractor was long equity positions, which contributed approximately -6.1% to the total return. The second largest detractor was long fixed income positions, which contributed -2.7% to the return. This was partially offset by forward currency, commodity ETP, and swap positions, among other investments.

The Fund’s core strategy is to provide investors with a total alternative allocation vehicle that attempts to provide similar allocation profile and returns to the broad hedge fund universe. To achieve this goal, the team utilizes its depth of hedge fund knowledge and advanced quantitative techniques. The team starts with the HFR database, which tracks thousands of hedge funds and is the main source of sub-segment replication and classification. Then a proprietary replication engine is used to convert hedge fund strategies into over 100 liquid instruments. Under normal market conditions, the portfolio is rebalanced monthly.

The Fund utilizes various derivatives during the implementation of the strategy. The primary derivatives used are swaps to make investments directly into hedge funds and related alternative strategies. In the past 12 months, these swaps contributed approximately 0.5% to the total return of the Fund. The usage of these derivatives is consistent with the Fund’s stated objective. The Fund does not use derivatives to meet a target distribution yield for shareholders.

COMPARING THE FUND PERFORMANCE TO BENCHMARKS

When reviewing the performance of the funds against their benchmarks, it is important to note that the Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad of choices available. Each Easterly Fund was formed to represent an asset class, and each portfolio’s institutional money manager was selected based on their its to manage money within that class.

Therefore, the Easterly Funds may be able to help investors to properly implement their asset allocation decisions and keep their investments within the risk parameters that they establish with their investment consultants. Without the intended asset class consistency of the Easterly Funds, even the most carefully crafted allocation strategy could be negated. Furthermore, we believe the benchmarks do not necessarily provide precise standards against which to measure the portfolios, in that the characteristics of the benchmarks can vary widely at different points in time from the Easterly Funds (e.g., characteristics such as average market capitalizations, price-to-earnings and price-to-book ratios, bond quality ratings and maturities, etc.). In addition, the benchmarks can potentially have a survivor bias built into them (i.e., the performance of only funds that are still in existence may remain part of the benchmark’s performance while funds that do not exist anymore may be removed from the benchmark’s performance).

ELECTRONIC DELIVERY AVAILABLE

This report can be delivered to you electronically. Electronic delivery can help simplify your record keeping. With electronic delivery, you’ll receive an email with a link to your James Alpha Funds Trust quarterly statement, daily confirmations and/or semi-annual and annual reports each time one is available. You have the ability to choose which items you want delivered electronically. Choose one item or all items. It’s up to you. Please call our Customer Service Department toll-free at (833) 999-2636 for instructions on how to establish electronic delivery.

Investors should consider the investment objectives, risks, charges and expenses of the Easterly Funds carefully. This and other information about the Easterly Funds is contained in your prospectus, which should be read carefully. To obtain an additional copy of the prospectus, please call 888.814.8180. Past performance is not indicative of future results. Investments in stocks, bonds and mutual funds are not guaranteed and the principal value and investment return can fluctuate. Consequently, investors may receive back less than invested.

The S&P 500 is an unmanaged, capitalization-weighted index. It is not possible to invest directly in the S&P 500.

The security holdings discussed may not be representative of the Funds’ current or future investments. Fund holdings are subject to change and should not be considered to be investment advice. Any statements not of a factual nature constitute opinions which are subject to change without notice. Information contained herein was obtained from recognized statistical services and other sources believed to be reliable and we therefore cannot make any representation as to its completeness or accuracy. The Easterly Funds are distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

15777604-UFD 10/11/2022

Easterly Total Hedge Portfolio
PORTFOLIO REVIEW (Unaudited)
November 30, 2022

The Fund’s performance figures* for each of the periods ended November 30, 2022, compared to its benchmarks:

		Annualized	Annualized
	1 Year Return	5 Year Return	Since Inception*
Class I	(7.47)%	2.83%	3.36%
Class R6	(7.20)%	3.11%	3.62%
HFRI Fund Weighted Composite Index(a)	(2.76)%	4.72%	5.05%

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated April 1, 2022, is 2.05% and 1.68% for the I and R6 Classes, respectively. (a) The HFRI Fund Weighted Composite Index is a global, equal-weighted index of appx. 1,900 single-manager funds that report to HFR Database. Constituent funds report monthly net of all fees performance in US Dollar and have a minimum of $50 Million under management or a twelve (12) month track record of active performance. The HFRI Fund Weighted Composite Index does not include Funds of Hedge Funds.

*	Inception date is June 30, 2017.

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $1,000,000 INVESTED IN THE

EASTERLY TOTAL HEDGE PORTFOLIO VS. BENCHMARKS

Top 10 Holdings by Industry *	% of Net Assets
Fixed Income	46.0%
Equity	31.3%
Alternative	12.8%
Commodity	1.4%
Mixed Allocation	0.8%
Specialty	0.4%
Other/Cash & Equivalents	7.3%
100%

*	Does not include derivative holdings

Please refer to the Consolidated Schedule of Investments for a more detailed breakdown of the Fund’s assets.

Easterly Income Opportunities Fund (Formerly, Easterly Structured Credit Value Fund)
PORTFOLIO REVIEW (Unaudited)
November 30, 2022

The Fund’s performance figures* for each of the periods ended November 30, 2022, compared to its benchmarks:

			Annualized
	1 Year Return	3 Year Return	Since Inception*
Class A	(6.84)%	3.74%	4.99%
Class A With Load	(8.71)%	1.71%	3.54%
Class C	(7.50)%	2.94%	3.90%
Class I	(6.58)%	3.98%	4.77%
Class R6	(6.30)%	4.35%	5.15%
Bloomberg US Aggregate Bond Index(a)	(12.84)%	(2.59)%	0.35%

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated April 1, 2022, is 1.76%, 2.51%, 1.51%%, and 1.14% for the A, C, I and R6 Classes, respectively.

(a)	The Bloomberg U.S. Aggregate Bond Index is an unmanaged index which represents the U.S. investmen-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index or benchmark.

*	Inception date is August 21, 2018.

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $1,000,000 INVESTED IN THE

EASTERLY STRUCTURED CREDIT VALUE FUND VS. BENCHMARKS

Top 10 Holdings by Industry *	% of Net Assets
Collateralized Mortgage Obligations	39.7%
Non Agency CMBS	18.5%
CLO	4.9%
Specialty Finance	4.4%
Institutional Financial Services	4.2%
Banking	3.6%
Home Equity	3.6%
CDO	3.5%
Other ABS	3.2%
Residential Mortgage	2.6%
Other/Cash & Equivalents	11.8%
100.0%

*	Does not include derivative holdings

Please refer to the Schedule of Investments for a more detailed breakdown of the Fund’s assets.

EASTERLY TOTAL HEDGE PORTFOLIO
CONSOLIDATED SCHEDULE OF INVESTMENTS
November 30, 2022

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 75.7%
	ALTERNATIVE - 3.0%
8,761	iMGP DBi Managed Futures Strategy ETF	$273,694
2,753	IQ Merger Arbitrage ETF(a)	86,720
13,378	ProShares Merger ETF	524,150
799	Simplify Managed Futures Strategy ETF	21,980
		906,544
	COMMODITY - 1.4%
6	Invesco DB Agriculture Fund(a)	120
1,742	iShares Gold Trust(d)	58,531
7,670	iShares S&P GSCI Commodity Indexed Trust (d)	165,595
550	KraneShares Global Carbon Strategy ETF	24,904
740	ProShares UltraShort Bloomberg Crude Oil(a)	17,871
115	ProShares UltraShort Bloomberg Natural Gas(a)	1,610
315	SPDR Gold Shares(d)	51,915
1,631	United States Commodity Index Fund(a)	90,562
		411,108
	EQUITY - 31.3%
3,936	AdvisorShares Pure Cannabis ETF	20,216
552	AdvisorShares STAR Global Buy-Write ETF	19,876
1,999	Alerian MLP ETF	80,060
7,265	ALPS Medical Breakthroughs ETF(a)	227,031
229	ARK Innovation ETF	8,583
903	Columbia India Consumer ETF	47,877
1,094	Consumer Discretionary Select Sector SPDR Fund	159,910
219	Core Alternative ETF	7,131
4	Direxion NASDAQ-100 Equal Weighted Index Shares	274
748	Energy Select Sector SPDR Fund	68,180
313	ETFMG Alternative Harvest ETF	1,812
3,173	First Trust DJ Global Select Dividend Index Fund	70,631
296	First Trust Dow Jones Internet Index Fund(a)	39,193
2,653	First Trust Financial AlphaDEX Fund	116,626
1,851	First Trust MultiCap Growth AlphaDEX Fund	188,154
566	FlexShares Morningstar Emerging Markets Factor	27,208
72	Global SuperDividend US ETF	1,410
1,378	Global X MSCI Argentina ETF	45,322

See accompanying notes to consolidated financial statements

EASTERLY TOTAL HEDGE PORTFOLIO
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 75.7% (Continued)
	EQUITY - 31.3% (Continued)
2,480	Global X MSCI Nigeria ETF	$19,294
772	Global X MSCI Norway ETF	20,744
3,544	Global X Uranium ETF	76,161
1,826	Goldman Sachs Hedge Industry VIP ETF	135,712
24	Invesco DWA Consumer Cyclicals Momentum ETF	1,643
162	Invesco DWA Energy Momentum ETF	7,826
384	Invesco DWA Financial Momentum ETF	16,781
300	Invesco DWA SmallCap Momentum ETF	23,358
533	Invesco FTSE RAFI Canadian Fundamental Index	13,983
22,759	Invesco FTSE RAFI Emerging Markets ETF	411,255
531	Invesco KBW Bank ETF	29,725
97	Invesco KBW High Dividend Yield Financial ETF	1,586
131	Invesco KBW Property & Casualty ETF	11,646
1,484	Invesco S&P 500 BuyWrite ETF	30,303
5,730	Invesco S&P 500 Downside Hedge ETF	197,284
3,478	Invesco S&P 500 Equal Weight ETF	517,596
1,174	Invesco S&P 500 Pure Value ETF	97,571
5,602	Invesco S&P SmallCap Energy ETF	61,062
213	Invesco S&P SmallCap Financials ETF	11,056
283	Invesco S&P SmallCap Health Care ETF(a)	39,824
393	Invesco S&P SmallCap Information Technology ETF(a)	50,693
22	Invesco S&P SmallCap Utilities & Communication Services ETF	1,257
30	Invesco Solar ETF(a)	2,519
211	Invesco Water Resources ETF	11,259
729	IQ US Real Estate Small Cap ETF	14,621
1,889	iShares Biotechnology ETF	257,905
89	iShares China Large-Cap ETF	2,506
186	iShares Core S&P/TSX Capped Composite Index ETF	4,510
20	iShares Currency Hedged MSCI EAFE ETF	682
3	iShares Dow Jones Asia Pacific Select Dividend 50 UCIT ETF	72
5,163	iShares EURO STOXX Banks 30-15 UCITS ETF DE, EUR DIST Class	49,430
160	iShares EURO STOXX Mid UCITS ETF	10,013
288	iShares Global Materials ETF	23,976
48	iShares Global Timber & Forestry ETF	3,647

See accompanying notes to consolidated financial statements

EASTERLY TOTAL HEDGE PORTFOLIO
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 75.7% (Continued)
	EQUITY - 31.3% (Continued)
925	iShares Latin America 40 ETF	$24,189
1,729	iShares Micro-Cap ETF	194,668
265	iShares Mortgage Real Estate ETF	6,760
35	iShares MSCI All Country Asia ex Japan ETF	2,335
927	iShares MSCI Australia ETF	21,961
678	iShares MSCI Brazil ETF	21,343
589	iShares MSCI China Small-Cap ETF	20,038
74	iShares MSCI EAFE ETF	4,967
15	iShares MSCI Emerging Markets ETF	593
1,086	iShares MSCI Emerging Markets Small-Cap ETF	54,278
5,294	iShares MSCI Frontier and Select EM ETF	139,338
213	iShares MSCI Global Multifactor ETF	7,225
56	iShares MSCI India ETF(a)	2,477
3,430	iShares MSCI India Small-Cap ETF	187,072
796	iShares MSCI Indonesia ETF	18,921
57	iShares MSCI Ireland ETF	2,649
2,416	iShares MSCI Japan ETF	134,813
80	iShares MSCI Japan Small-Cap ETF	5,156
742	iShares MSCI Saudi Arabia ETF	29,257
443	iShares MSCI Taiwan ETF	22,513
427	iShares MSCI Thailand ETF	31,406
1,280	iShares MSCI UAE ETF	20,378
23	iShares MSCI United Kingdom ETF	725
2,238	iShares MSCI United Kingdom Small-Cap ETF	71,258
2,027	iShares MSCI USA Momentum Factor ETF	309,645
1,889	iShares Russell 2000 ETF	353,942
700	iShares Russell 2000 Growth ETF	160,629
4,539	iShares Russell 2000 Value ETF	678,308
2,969	iShares Russell Mid-Cap Growth ETF	264,835
4,980	iShares Russell Mid-Cap Value ETF	555,768
277	iShares S&P Mid-Cap 400 Growth ETF	20,199
269	iShares S&P/TSX Capped Materials Index ETF	3,712
447	iShares S&P/TSX SmallCap Index ETF	6,018
144	iShares STOXX Europe 600 Basic Resources UCITS ETF	9,691

See accompanying notes to consolidated financial statements

EASTERLY TOTAL HEDGE PORTFOLIO
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 75.7% (Continued)
	EQUITY - 31.3% (Continued)
653	iShares STOXX Europe 600 Insurance UCITS ETF	$21,652
110	iShares U.S. Financial Services ETF	18,611
32	iShares US Financials ETF	2,572
38	iShares US Infrastructure ETF	1,450
3,852	KraneShares CSI China Internet ETF	109,435
421	Materials Select Sector SPDR Fund	34,838
12	SPDR EURO STOXX 50 ETF	481
745	SPDR FactSet Innovative Technology ETF	76,467
113	SPDR S&P 1500 Value Tilt ETF	16,710
144	SPDR S&P 500 ETF Trust	58,706
3,012	SPDR S&P Emerging Asia Pacific ETF	299,754
982	SPDR S&P Emerging Markets Dividend ETF	23,892
361	SPDR S&P Insurance ETF	15,389
740	SPDR S&P Metals & Mining ETF	39,908
3	SPDR S&P Oil & Gas Exploration & Production ETF	456
751	SPDR S&P Regional Banking ETF	48,455
1,096	SPDR S&P Retail ETF	73,739
1,860	VanEck Africa Index ETF	32,569
2,824	VanEck Brazil Small-Cap ETF	41,997
4,911	VanEck ChiNext ETF	152,499
1,517	VanEck Egypt Index ETF	28,808
465	VanEck Israel ETF	17,997
415	VanEck Mortgage REIT Income ETF	5,432
6,095	VanEck Russia ETF	2,316
1,504	VanEck Russia Small-Cap ETF	722
1,076	VanEck Vietnam ETF	13,751
3,988	Vanguard Extended Market ETF	570,244
80	Vanguard FTSE Canadian High Dividend Yield Index	2,574
3,842	Vanguard FTSE Emerging Markets ETF	155,678
437	Vanguard Real Estate ETF	38,491
1,669	Vanguard Total World Stock ETF	151,645
3,067	VictoryShares US EQ Income Enhanced Volatility Weighted ETF	198,742
150	WisdomTree Emerging Markets SmallCap Dividend Fund	6,737
1,270	WisdomTree Europe SmallCap Dividend Fund	70,142

See accompanying notes to consolidated financial statements

EASTERLY TOTAL HEDGE PORTFOLIO
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 75.7% (Continued)
	EQUITY - 31.3% (Continued)
799	WisdomTree India Earnings Fund	$27,142
85	WisdomTree International SmallCap Dividend Fund	4,992
1,942	WisdomTree Japan Hedged SmallCap Equity Fund	90,614
7,262	Xtrackers Harvest CSI 300 China A-Shares ETF	205,660
1,359	Xtrackers Harvest CSI 500 China A-Shares ETF	43,678
2,811	Xtrackers MSCI All China Equity ETF	81,216
		9,460,222
	FIXED INCOME - 38.8%
5,490	BlackRock Ultra Short-Term Bond ETF	274,939
38,913	CI Canadian Convertible Bond ETF	275,396
243	First Trust Emerging Markets Local Currency Bond ETF	6,342
17,540	First Trust Low Duration Opportunities ETF	829,993
577	First Trust Municipal High Income ETF	26,894
10,460	First Trust Preferred Securities and Income ETF	177,297
37,828	First Trust Senior Loan ETF	1,704,529
2	Global X SuperIncome Preferred ETF	20
25,274	High Yield ETF	674,689
3,239	Highland/iBoxx Senior Loan ETF	47,743
55,090	Invesco Global Short Term High Yield Bond ETF	1,064,339
74	Invesco Senior Loan ETF	1,541
1,084	Invesco Variable Rate Preferred ETF	24,303
20,812	iShares 0-3 Month Treasury Bond ETF	2,088,899
4,432	iShares 0-5 Year TIPS Bond ETF	432,918
379	iShares 7-10 Year Treasury Bond ETF	36,994
4,038	iShares Agency Bond ETF	433,035
23,069	iShares Barclays USD Asia High Yield Bond Index ETF	143,951
68	iShares CMBS ETF	3,138
9	iShares Core U.S. Aggregate Bond ETF	885
873	iShares Floating Rate Bond ETF	44,017
2,442	iShares iBoxx $ High Yield Corporate Bond ETF	184,762
948	iShares J.P. Morgan EM High Yield Bond ETF	33,474
2,491	iShares JP Morgan USD Emerging Markets Bond ETF	215,297
31	iShares MBS ETF	2,914
413	iShares Preferred & Income Securities ETF	13,154

See accompanying notes to consolidated financial statements

EASTERLY TOTAL HEDGE PORTFOLIO
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 75.7% (Continued)
	FIXED INCOME - 38.8% (Continued)
3	PIMCO Enhanced Short Maturity Active ETF	$296
2,823	PIMCO Short Term Municipal Bond Active ETF	139,390
5,372	ProShares Short 20+ Year Treasury(a)	119,097
10,599	SPDR Blackstone Senior Loan ETF	439,647
40,429	SPDR Blbg Investment Grade Floating Rate ETF	1,229,042
6,051	SPDR Bloomberg Convertible Securities ETF	403,239
3,602	SPDR Bloomberg Euro High Yield Bond UCITS ETF	187,778
35	SPDR Bloomberg High Yield Bond ETF	3,249
132	SPDR Doubleline Total Return Tactical ETF	5,345
3,169	VanEck Emerging Markets High Yield Bond ETF	57,010
85	VanEck Fallen Angel High Yield Bond ETF	2,336
539	VanEck J. P. Morgan EM Local Currency Bond ETF	13,065
4,156	Vanguard Long-Term Treasury ETF	263,324
1,429	Vanguard Total International Bond ETF	70,092
50	WisdomTree Emerging Markets Local Debt Fund	1,278
2,895	WisdomTree Interest Rate Hedged High Yield Bond	60,998
		11,736,649
	MIXED ALLOCATION - 0.8%
265	First Trust Dorsey Wright Dynamic Focus 5 ETF	9,471
1,812	Gadsden Dynamic Multi-Asset ETF	56,371
6,253	SPDR SSgA Multi-Asset Real Return ETF	183,901
		249,743
	SPECIALTY - 0.4%
574	Invesco DB US Dollar Index Bullish Fund(a)	16,422
4,127	WisdomTree Bloomberg U.S. Dollar Bullish Fund(a)	117,537
		133,959

	TOTAL EXCHANGE-TRADED FUNDS (Cost $24,885,638)	22,898,225

See accompanying notes to consolidated financial statements

EASTERLY TOTAL HEDGE PORTFOLIO
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022

Shares		Fair Value
	EXCHANGE-TRADED NOTES — 0.0%(b)
	SPECIALTY - 0.0%(b)
4	iPath Series B Bloomberg Coffee Subindex Total Return ETN (d)	$195
12	iPath Series B Bloomberg Grains Subindex Total Return ETN (d)	913
39	iPath Series B S&P 500 VIX Short-Term Futures ETN(a)	582
	TOTAL EXCHANGE-TRADED NOTES (Cost $2,064)	1,690

	OPEN END FUNDS — 17.0%
	ALTERNATIVE - 9.8%
15,935	AQR Managed Futures Strategy Fund, Class I	153,776
88,200	Easterly Hedged Equity Fund, Class R6 (c)	953,447
86,124	Kellner Merger Fund, Institutional Class	935,311
52,212	Merger Fund (The), Class V	907,959
		2,950,493
	FIXED INCOME - 7.2%
23,974	American Beacon Sound Point Floating Rate Income, Class Y	198,027
200,773	Easterly Income Opportunities Fund, Class R6(c)	1,993,677
		2,191,704

	TOTAL OPEN END FUNDS (Cost $5,430,262)	5,142,197

	TOTAL INVESTMENTS — 92.7% (Cost $30,317,964)	$28,042,112
	OTHER ASSETS IN EXCESS OF LIABILITIES - 7.3%	2,208,094
	NET ASSETS - 100.0%	$30,250,206

					Unrealized Appreciation/
Foreign Currency	Settlement Date	Counterparty	Local Currency	U.S. Dollar Value	(Depreciation)
To Buy:
Mexican Peso	12/22/2022	Brown Brothers Harriman	73,941	$3,819	$16
				$3,819	$16

To Sell:
Australian Dollar	12/22/2022	Brown Brothers Harriman	91,961	$62,482	$(378)
British Pound	12/22/2022	Brown Brothers Harriman	197,963	238,861	(3,426)

See accompanying notes to consolidated financial statements

EASTERLY TOTAL HEDGE PORTFOLIO
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022

					Unrealized Appreciation/
Foreign Currency	Settlement Date	Counterparty	Local Currency	U.S. Dollar Value	(Depreciation)
To Sell: (continued)
Canadian Dollar	12/22/2022	Brown Brothers Harriman	560,011	$416,482	$4,302
Euro	12/22/2022	Brown Brothers Harriman	655,719	684,471	(279)
Japanese Yen	12/22/2022	Brown Brothers Harriman	37,181,974	270,062	(2,395)
Swiss Franc	12/22/2022	Brown Brothers Harriman	3,240	3,434	13
				$1,675,792	$(2,163)

Total					$(2,147)

EAFE	- Europe, Australasia and Far East

ETF	- Exchange-Traded Fund

MSCI	- Morgan Stanley Capital International

REIT	- Real Estate Investment Trust

SPDR	- Standard & Poor’s Depositary Receipt

BBH	Brown Brothers Harriman

DB	Deutsche Bank

GS	Goldman Sachs

(a)	Non-income producing security.

(b)	Percentage rounds to less than 0.1%.

(c)	Affiliated Issuer

(d)	All or a portion of this investment is a holding of the ETHCF Ltd.

See accompanying notes to consolidated financial statements

EASTERLY TOTAL HEDGE PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022

TOTAL RETURN SWAP - 0.1%
							Unrealized
							Appreciation/
Notional Amount	Description and Payment Frequency	Shares	Counterparty	Maturity Date	Pay/Receive Fixed Rate	Variable Rate	(Depreciation)
357,115	Monthly - S&P 500 Equal Weighted Index	63	Goldman Sachs	5/22/2023	Pay	0.7800	$—
							$—

Unrealized
Appreciation/
(Depreciation)
TOTAL RETURN SWAP - 0.8%
The Deutsche Bank Total Return Swap with a payment frequency of maturity, provides exposure to the daily, total returns of the Easterly Index, a proprietary index of the London Branch of Deutsche Bank AG. The number of shares is 58,245 and requires the fund to pay interest at the rate of 0.38% on the Notional Value outstanding. The Easterly Index features a basket of commodity trading advisor (“CTA”) programs selected by Easterly Funds, LLC from an approved list of third-party managers offered through Deutsche Bank AG on its DB Select platform. The Easterly Index comprises a diversified collection of strategy and style types, including trend following, short-term trading, discretionary, global macro, and sector specialists. According to the terms of the swap, Easterly Funds, LLC can modify the Easterly Index as frequently as daily, on a T+1 basis, by adjusting the notional value of the Easterly Index, or by adding, deleting, or re-weighting the constituent CTA programs. The swap became effective on August 2, 2018, and expires on July 30, 2024. (Notional Value $6,487,613)	$251,260
$251,260
TOTAL RETURN SWAP - 0.0%
The Goldman Sachs Calls-vs-Calls US Series 2 Total Return Strategy with a quarterly payment frequency, is designed to extract dislocated call premiums from S&P 500 constituents; the strategy sells call options on a daily basis across top 100 constituents of the SPX where the term structure is most inverted. The stocks are picked with constraints on leverage, beta towards SPX and tracking error. The strategy also purchases an ATM call option on SPX to mitigate market risk. The number of shares is 5,891 and requires the fund to pay interest at the rate of 0.20% on the Notional Value outstanding. The swap became effective on November 1, 2022 and expires on February 8, 2023. (Notional Value $676,049)	$7,786
$7,786
TOTAL RETURN SWAP - (0.2)%
The Goldman Sachs i-Select III Series 88 Excess Return Strategy (“GS i-Select”) with an annual payment frequency, is a synthetic rules-based proprietary strategy created by Goldman Sachs International as strategy sponsor. The GS i-Select Index includes strategies of the GS Risk Premia Universe that were selected by Easterly. The GS i-Select Index is actively managed by Easterly. The Index features 15 Portfolio Constituents that Easterly Funds, LLC determines the daily waiting of each constituent within the GS i- Select Index. The GS i-Select Index is comprised a diversified collection of strategy and style types, including equity, interest rates, FX, commodities, and credit based strategies such as imbalance, volatility carry, carry, momentum, low beta, and quality. According to the terms of the GS i-Select Index, Easterly Funds, LLC can modify the GS i-Select Index as frequently as daily, by adjusting the notional value of the GS i-Select Index, or by adding, deleting, or re-weighting the constituent Indexes in the GS i-Select Index.The number of shares is 18,117 and requires the fund to pay interest at the rate of 0.25% on the Notional Value outstanding. The swap became effective on November 1, 2022 and expires on February 8, 2023. (Notional Value $1,926,042)	$(47,285)
$(47,285)
TOTAL RETURN SWAP - (0.0)%
The Goldman Sachs Systematic Skew US Series 1D Total Return Strategy with a quarterly payment frequency, is designed to capture the spot-volatility covariance risk premium in equity markets, while minimizing exposure to volatility risk. The strategy sells 3m 15d puts and buys 3m 40d calls (delta and gamma hedged) that target a constant exposure to skew, with performance driven by Vanna. The strategy also buys 5d tail puts for added risk management. The number of shares is 4,802 and requires the fund to pay interest at the rate of 0.20% on the Notional Value outstanding. The swap became effective on November 1, 2022 and expires on February 8, 2023. (Notional Value $843,853)	$(4,606)
$(4,606)
TOTAL RETURN SWAP - 0.0%
The Goldman Sachs Credit Volatility Carry Y Series Excess Return Strategy (“GS Credit Vol Carry”) with a quarterly payment frequency, is designed to harvest the volatility risk premium in credit markets via the HYG ETF. The strategy sells 3x levered ATM calls and puts on the HYG ETF and also buys back 3x levered 5 and 10 delta puts. The delta is hedged intraday every 30 minutes. The swap became effective on March 24, 2022, and has a maturity date of March 28, 2023. The number of shares is 3,491. (Notional Value $412,216)	$6,692
$6,692
TOTAL RETURN SWAP - 0.0%
The Goldman Sachs Volatility Carry US Series 107 Excess Return Strategy (“GS Eq Intra-Weekly Vol Carry”) with a quarterly payment frequency, is designed to benefit from the fact that on average, equity implied volatility tends to trade at a premium to subsequent realized volatility as investors demand a risk premium for selling optionality and being short volatility, especially on the short-dated low-delta options. The strategy sells ultra-short dated put options (~2 days maturity) low delta (5 delta) that are priced relatively rich due to excess demand for these options. Options are delta-hedged intraday in order to single out the volatility premium opportunity. The swap became effective on September 26, 2022, and has a maturity date of March 28, 2023. The number of shares is 3,616. (Notional Value $378,555)	$2,629
$2,629
TOTAL RETURN SWAP - 0.0%
The Goldman Sachs Volatility Carry US Series 97 Excess Return Strategy (“GS Eq Weekly Vol Carry”) with an annual payment frequency, is designed to benefit from the fact that on average, equity implied volatility tends to trade at a premium to subsequent realized volatility as investors demand a risk premium for selling optionality and being short volatility, especially on the short-dated low-delta options. The strategy sells short dated put options (~1 week maturity) low delta (5 delta) that are priced relatively rich due to excess demand for these options. Options are delta-hedged intraday in order to single out the volatility premium opportunity. The swap became effective on September 26, 2022, and has a maturity date of March 28, 2023. The number of shares is 2,746. (Notional Value $339,644)	$3,457
$3,457
TOTAL RETURN SWAP - 0.1%
The Goldman Sachs VX Volatility Carry Series 11 Excess Return Strategy (“GS VIX Vol Carry”) with a quarterly payment frequency, is a synthetic rules-based propriety strategy created by Goldman Sachs International as Strategy Sponsor. The Strategy aims to benefit from capturing the premium associated with near-the-money VIX options. Each day, the Strategy sells one month, 35- to 45-delta strangles on the VIX index, providing short exposure to Put and Call options on the VIX. The Strategy is then delta hedged intraday at 30 minute intervals (subject to hedging threshold parameters). The number of shares is 2,197 and requires the fund to pay interest at the rate of 0.00% on the Notional Value outstanding. The swap became effective on September 15, 2022 and expires on September 20, 2023. (Notional Value $380,000)	$26,071
$26,071

See accompanying notes to consolidated financial statements.

EASTERLY TOTAL HEDGE PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022

Easterly Deutsche Bank Swap Top 50 Holdings

FUTURES CONTRACTS*

				Value and Unrealized	Percentage of Total
Number of			Notional Value at	Appreciation/	Return Swap
Contracts	Open Long Future Contracts	Expiration	November 30, 2022	(Depreciation)	Unrealized Gain/Loss
1	10 year Italian Bond	12/8/2022	160,080	$(4,914)	(1.96)%
0	DAX Index Future	12/16/2022	64,663	(266)	(0.11)%
1	E-Mini S&P 500	12/16/2022	186,439	1,163	0.46%
2	Mini Japanese Goverment Bond Future	12/12/2022	179,720	(206)	(0.08)%
1	Ultra Long-Term T Bond	3/22/2023	89,889	(766)	(0.30)%
				(4,989)

				Unrealized	Percentage of Total
Number of			Notional Value at	Appreciation/	Return Swap
Contracts	Open Short Future Contracts	Expiration	November 30, 2022	(Depreciation)	Unrealized Gain
(2)	2 year Euro-Schatz	12/8/2022	211,049	(423)	(0.17)%
(1)	2 year US Treasury Notes	3/31/2023	144,197	72	0.03%
(0)	3 month Euro (EURIBOR)	3/18/2024	84,994	(235)	(0.09)%
(0)	3 month Euro (EURIBOR)	9/18/2023	111,503	(115)	(0.05)%
(0)	3 Month SONIA Index Futures	12/19/2023	79,034	59	0.02%
(0)	3 Month SONIA Index Futures	9/19/2023	84,411	(127)	(0.05)%
(1)	5 year US Treasury Notes	3/31/2023	153,401	179	0.07%
(2)	AUD/USD	12/19/2022	114,980	(4,623)	(1.84)%
(0)	E-Mini Nasdaq-100	12/16/2022	69,636	2,704	1.08%
(1)	EUR/USD	12/19/2022	152,464	(4,722)	(1.88)%
(1)	Euro-BOBL	12/8/2022	170,648	(1,854)	(0.74)%
(1)	Euro-BUND	12/8/2022	105,020	974	0.39%
(1)	Eurodollar	3/13/2023	302,251	(242)	(0.10)%
(2)	JPY/USD	12/19/2022	170,875	(4,502)	(1.79)%
(1)	Light Sweet Crude Oil (WTI) Future	12/20/2022	86,874	(977)	(0.39)%
(0)	SOFR 3month Futures	6/18/2024	84,525	(28)	(0.01)%
(0)	SOFR 3month Futures	3/19/2024	97,457	109	0.04%
(0)	SOFR 3month Futures	12/19/2023	101,265	135	0.05%
(0)	SOFR 3month Futures	6/17/2025	64,467	(197)	(0.08)%
(0)	Three Month Canadian Bankers Acceptance	6/19/2023	70,154	160	0.06%
				(13,653)
	TOTAL FUTURES CONTRACTS			$(18,642)

PURCHASED CALL OPTIONS*

						Percentage of Total
		Notional Value at				Return Swap
Description	Counterparty	November 30, 2022	Exercise Price	Expiration	Fair Value	Unrealized Gain
CNH/USD	Deutsche Bank	67,342	6.95	1/5/2023	$1,873	0.75%
					1,873

PURCHASED PUT OPTIONS*

						Percentage of Total
		Notional Value at			Unrealized	Return Swap
Description	Counterparty	November 30, 2021	Expiration	Strike Price	Appreciation	Unrealized Gain
JPY/AUD	Deutsche Bank	134,194	88.88	12/2/2022	$—	0.00%
					—

FORWARD CURRENCY CONTRACTS +*

							Unrealized	Percentage of Total
Units to							Appreciation /	Return Swap
Receive/Deliver		In Exchange For		Counterparty	Settlement Date	US Dollar Value	(Depreciation)	Unrealized Gain/Loss

To Buy:
1,061,752	CNH	150,432	USD	Deutsche Bank	2/15/2023	151,315	883	0.35%
734,444	CNH	103,754	USD	Deutsche Bank	12/12/2022	104,610	856	0.34%
500,535	CNH	70,360	USD	Deutsche Bank	1/30/2023	70,318	(42)	(0.02)%
5,008,652	HKD	640,362	USD	Deutsche Bank	5/31/2023	638,868	(1,494)	(0.59)%
5,003,145	HKD	640,362	USD	Deutsche Bank	6/2/2023	639,552	(810)	(0.32)%
2,572,199	HKD	329,364	USD	Deutsche Bank	7/10/2023	329,033	(331)	(0.13)%
1,572,690	HKD	201,291	USD	Deutsche Bank	2/2/2023	201,291	—	0.00%
9,558,661	JPY	66,944	USD	Deutsche Bank	12/21/2022	65,190	(1,754)	(0.70)%
108,559,838	KRO	90,384	USD	Deutsche Bank	12/21/2022	98,453	8,069	3.21%
4,110,430	PHO	72,373	USD	Deutsche Bank	1/30/2023	72,174	(199)	(0.08)%
365,261	SGO	268,389	USD	Deutsche Bank	11/29/2023	268,296	(92)	(0.04)%
3,210,135	TWO	105,265	USD	Deutsche Bank	2/24/2023	104,555	(710)	(0.28)%
44,858	USD	67,281	AUD	Deutsche Bank	1/19/2023	67,613	333	0.13%
87,394	USD	83,815	EUR	Deutsche Bank	1/19/2023	83,161	(654)	(0.26)%
63,986	USD	102,890	NZD	Deutsche Bank	1/31/2023	102,892	1	0.00%
							4,056
To Sell:
1,572,429	HKD	201,291	USD	Deutsche Bank	3/2/2023	201,286	(6)	(0.00)%
3,139,452	HKD	400,304	USD	Deutsche Bank	12/14/2022	402,217	1,913	0.76%
4,015,945	HKD	513,463	USD	Deutsche Bank	1/31/2023	513,402	(61)	(0.02)%
4,477,194	HKD	570,717	USD	Deutsche Bank	12/8/2022	573,626	2,909	1.16%
113,772,232	KRO	94,991	USD	Deutsche Bank	3/21/2023	86,708	(8,283)	(3.30)%
210,107	SGO	150,002	USD	Deutsche Bank	12/14/2022	153,273	3,272	1.30%
367,270	SGO	268,391	USD	Deutsche Bank	5/30/2023	268,391	—	0.00%
124,940	USD	119,269	EUR	Deutsche Bank	1/30/2023	120,680	1,411	0.56%
							1,155

	TOTAL FORWARD CURRENCY CONTRACTS

	All Other Investments						262,818
	Total Unrealized Appreciation of Swap						$251,260

+	Foreign currency transactions are done by notional and not by contracts

*	Non-income producing securities

Currency Abbreviations:

AUD - Australian Dollar	HKD - Hong Kong Dollar	PHO - Phillipine Peso
CNH - Chinese Yuan Renminbi	JPY - Japanese Yen	SGO - Singapore Dollar
EUR - Euro	KRO - South Korean Won	USD - U.S. Dollar

See accompanying notes to consolidated financial statements.

EASTERLY TOTAL HEDGE PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022

Goldman Sachs Calls-vs-Calls US Series 2 Total Return Strategy Top 50 Holdings

PURCHASED CALL OPTIONS

Number of			Notional Value at
Contracts	Open Purchased Call Options	Counterparty	November 30, 2022	Expiration	Exercise Price	Fair Value
2	S&P 500 Index	Goldman Sachs	9,591	12/16/2022	$3,615	$1,108
4	S&P 500 Index	Goldman Sachs	17,495	12/16/2022	$3,625	1,979
5	S&P 500 Index	Goldman Sachs	19,648	12/16/2022	$3,695	1,890
2	S&P 500 Index	Goldman Sachs	9,409	12/16/2022	$3,710	871
2	S&P 500 Index	Goldman Sachs	9,909	1/20/2023	$3,720	978
2	S&P 500 Index	Goldman Sachs	9,471	12/16/2022	$3,725	843
5	S&P 500 Index	Goldman Sachs	18,715	12/16/2022	$3,740	1,600
9	S&P 500 Index	Goldman Sachs	35,075	12/16/2022	$3,765	2,794
6	S&P 500 Index	Goldman Sachs	23,112	12/16/2022	$3,780	1,759
3	S&P 500 Index	Goldman Sachs	13,246	12/16/2022	$3,785	994
4	S&P 500 Index	Goldman Sachs	16,530	12/16/2022	$3,790	1,221
2	S&P 500 Index	Goldman Sachs	10,183	1/20/2023	$3,790	854
10	S&P 500 Index	Goldman Sachs	39,274	12/16/2022	$3,825	2,587
5	S&P 500 Index	Goldman Sachs	21,707	12/16/2022	$3,830	1,406
5	S&P 500 Index	Goldman Sachs	19,804	12/16/2022	$3,835	1,261
7	S&P 500 Index	Goldman Sachs	30,414	12/16/2022	$3,845	1,870
5	S&P 500 Index	Goldman Sachs	20,967	1/20/2023	$3,850	1,504
4	S&P 500 Index	Goldman Sachs	18,025	12/16/2022	$3,860	1,049
2	S&P 500 Index	Goldman Sachs	9,508	1/20/2023	$3,860	663
3	S&P 500 Index	Goldman Sachs	13,407	12/16/2022	$3,880	722
4	S&P 500 Index	Goldman Sachs	16,294	12/16/2022	$3,890	843
4	S&P 500 Index	Goldman Sachs	15,127	12/16/2022	$3,895	767
2	S&P 500 Index	Goldman Sachs	9,967	12/16/2022	$3,925	445
3	S&P 500 Index	Goldman Sachs	12,571	12/16/2022	$3,945	511
11	S&P 500 Index	Goldman Sachs	45,824	12/16/2022	$3,960	1,733
17	S&P 500 Index	Goldman Sachs	70,431	12/16/2022	$3,965	2,599
36	S&P 500 Index	Goldman Sachs	147,386	12/16/2022	$3,975	5,167
12	S&P 500 Index	Goldman Sachs	50,912	12/16/2022	$3,980	1,738
4	S&P 500 Index	Goldman Sachs	15,194	1/20/2023	$3,985	710
9	S&P 500 Index	Goldman Sachs	35,708	1/20/2023	$3,990	1,639
5	S&P 500 Index	Goldman Sachs	22,390	1/20/2023	$3,995	1,008
11	S&P 500 Index	Goldman Sachs	44,367	1/20/2023	$4,000	1,961
10	S&P 500 Index	Goldman Sachs	39,963	12/16/2022	$4,005	1,189
4	S&P 500 Index	Goldman Sachs	17,198	2/17/2023	$4,005	919
10	S&P 500 Index	Goldman Sachs	41,136	12/16/2022	$4,010	1,189
5	S&P 500 Index	Goldman Sachs	20,487	2/17/2023	$4,010	1,078
9	S&P 500 Index	Goldman Sachs	38,454	12/16/2022	$4,015	1,079
4	S&P 500 Index	Goldman Sachs	14,777	2/17/2023	$4,020	754
5	S&P 500 Index	Goldman Sachs	20,578	1/20/2023	$4,030	809
17	S&P 500 Index	Goldman Sachs	69,420	12/16/2022	$4,035	1,724
4	S&P 500 Index	Goldman Sachs	16,823	1/20/2023	$4,040	635
3	S&P 500 Index	Goldman Sachs	12,273	2/17/2023	$4,050	569
10	S&P 500 Index	Goldman Sachs	38,901	1/20/2023	$4,060	1,349
4	S&P 500 Index	Goldman Sachs	16,956	2/17/2023	$4,075	722
						59,090

WRITTEN CALL OPTIONS

Number of			Notional Value at
Contracts	Open Written Call Options	Counterparty	November 30, 2022	Expiration	Exercise Price	Fair Value
128	Apple, Inc.	Goldman Sachs	18,918	12/16/2022	$150	394
37	Accenture plc	Goldman Sachs	10,994	12/16/2022	$290	587
205	Cisco Systems, Inc.	Goldman Sachs	10,209	1/20/2023	$45	1,064
653	Cisco Systems, Inc.	Goldman Sachs	32,474	12/16/2022	$45	3,173
45	Lowe’s Companies, Inc.	Goldman Sachs	9,472	12/16/2022	$210	362
155	Southern Co.	Goldman Sachs	10,505	12/16/2022	$65	491
						6,071

See accompanying notes to consolidated financial statements.

EASTERLY TOTAL HEDGE PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022

Goldman Sachs i-Select III Series 88 Excess Return Strategy Top 50 Holdings

FUTURES CONTRACTS*

Number of			Notional Value at
Contracts	Open Long Future Contracts	Expiration	November 30, 2022
0	5-year Bobl Future	12/8/2022	28,529
0	5-year Treasury Future	3/31/2023	29,876
1	CBOT Corn Future 03/14/2023	3/14/2023	37,456
3	NYBOT CSC Number 11 World Sugar Future 04/28/2023	4/28/2023	60,923
1	S&P GSCI Coffee	5/18/2023	53,395
0	S&P GSCI Copper 3 Month Forward (ER)	5/15/2023	29,911
0	TSE Japanese 10 Year Bond Futures 12/13/2022	12/9/2022	115,088

Number of			Notional Value at
Contracts	Open Short Future Contracts	Expiration	November 30, 2022
0	3 Month Sterling (Short Sterling) Future	3/14/2023	26,325
0	3 Month Sterling (Short Sterling) Future	3/19/2024	26,390
0	3 Month Sterling (Short Sterling) Future	12/19/2023	26,350
0	2 - Year Schatz Future	12/8/2022	29,939
1	2 - Year Schatz Future	3/8/2023	59,673
1	2 - Year Treasury Future	3/31/2023	229,872
0	5 - Year Treasury Future	3/31/2023	50,698
0	10 - year Treasury Future	3/22/2023	28,648
1	CBOT Corn Future 05/12/2023	5/12/2023	39,862
0	Euribor Future	3/13/2023	45,458
0	Euribor Future	6/19/2023	45,448
0	Euribor Future	9/18/2023	45,455
0	Euribor Future	3/18/2024	45,534
0	Euribor Future	12/18/2023	45,493
0	Euribor Future	3/13/2023	52,773
0	Euribor Future	6/19/2023	52,762
0	Euribor Future	9/18/2023	52,770
0	Euribor Future	3/18/2024	52,862
0	Euribor Future	12/18/2023	52,814
0	LME Copper Future	2/13/2023	29,520
1	S&P GSCI Coffee	3/21/2023	51,270
0	Three-Month SOFR Futures	3/14/2023	82,445
0	Three-Month SOFR Futures	3/19/2024	83,246
0	Three-Month SOFR Futures	12/19/2023	83,020
0	Three-Month SOFR Futures	6/20/2023	82,599
0	Three-Month SOFR Futures	9/19/2023	82,794
1	Three-Month SOFR Futures	3/14/2023	155,721
1	Three-Month SOFR Futures	3/19/2024	157,235
1	Three-Month SOFR Futures	12/19/2023	156,807
1	Three-Month SOFR Futures	6/20/2023	156,012
1	Three-Month SOFR Futures	9/19/2023	156,380
3	World Sugar # 11	2/28/2023	55,300

PURCHASED CALL OPTIONS

Number of			Notional Value at	Exercise
Contracts	Open Written Put Options	Counterparty	November 30, 2022	Price	Expiration	Market Value
15	S&P 500 Index	Goldman Sachs	62,153	$4,080	12/16/2022	$1,053
11	S&P 500 Index	Goldman Sachs	44,357	$4,080	1/20/2023	1,187
9	S&P 500 Index	Goldman Sachs	35,513	$4,080	2/17/2023	1,227
						3,467

WRITTEN CALL OPTIONS

Number of			Notional Value at	Exercise
Contracts	Open Written Put Options	Counterparty	November 30, 2022	Price	Expiration	Market Value
15	S&P 500 Index	Goldman Sachs	62,153	$4,080	12/16/2022	$(1,130)
11	S&P 500 Index	Goldman Sachs	44,357	$4,080	1/20/2023	(1,413)
9	S&P 500 Index	Goldman Sachs	35,513	$4,080	2/17/2023	(1,490)
						(4,033)

CREDIT DEFAULT SWAPS

Number of			Notional Value at
Contracts	Open Credit Default Swaps	Counterparty	November 30, 2022	Expiration	Value
80,568	Markit iTraxx Europe 5 Year Long Mid Total Return Index	Goldman Sachs	82,957	12/20/2027	$497
147,579	Markit CDX.NA.IG 5 Year Long Mid Total Return Index	Goldman Sachs	147,579	12/20/2027	1,907
30,624	Markit CDX.NA.HY 5 Year Long Mid Total Return Index	Goldman Sachs	30,624	12/20/2027	883
					3,287

EQUITY SWAPS

Number of			Notional Value at
Contracts	Open Equity Swaps	Counterparty	November 30, 2022		Value
237	Goldman Sachs RP Equity World Long Short Series 79 Excess Return Strategy	Goldman Sachs	312,960		$312,960
176	Goldman Sachs RP Equity World Long Short Series 79 Excess Return Strategy	Goldman Sachs	310,098		310,098
					623,058

*	The GS i-Select invests in 15 Portfolio Constituents which do not trade individual futures, therefore the Futures do not have any individual value and unrealized appreciation/depreciation.

See accompanying notes to consolidated financial statements.

EASTERLY TOTAL HEDGE PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022

Goldman Sachs Systematic Skew US Series 1D Total Return Strategy Top 50 Holdings

EQUITY FORWARDS

Number of			Notional Value at
Contracts	Open Short Equity Forwards	Counterparty	November 30, 2022	Exercise Price	Expiration	Fair Value
415	S&P 500 Index	Goldman Sachs	1,694,292	$3,960	12/16/2022	$(51,642)
324	S&P 500 Index	Goldman Sachs	1,322,487	$3,960	1/20/2023	(45,073)
152	S&P 500 Index	Goldman Sachs	620,233	$3,960	2/17/2023	(22,499)
						(119,214)

PURCHASED PUT OPTIONS

Number of			Notional Value at
Contracts	Open Purchased Put Options	Counterparty	November 30, 2022	Exercise Price	Expiration	Fair Value
182	S&P 500 Index	Goldman Sachs	741,944	$1,900	1/20/2023	$44
93	S&P 500 Index	Goldman Sachs	378,162	$1,900	2/17/2023	65
98	S&P 500 Index	Goldman Sachs	398,590	$2,000	1/20/2023	31
65	S&P 500 Index	Goldman Sachs	264,352	$2,000	2/17/2023	58
93	S&P 500 Index	Goldman Sachs	379,941	$2,100	2/17/2023	101
92	S&P 500 Index	Goldman Sachs	377,298	$2,100	1/20/2023	35
76	S&P 500 Index	Goldman Sachs	308,947	$2,150	12/16/2022	3
67	S&P 500 Index	Goldman Sachs	272,689	$2,175	12/16/2022	3
54	S&P 500 Index	Goldman Sachs	222,062	$2,200	2/17/2023	75
95	S&P 500 Index	Goldman Sachs	386,138	$2,225	12/16/2022	4
165	S&P 500 Index	Goldman Sachs	673,703	$2,300	2/17/2023	279
68	S&P 500 Index	Goldman Sachs	278,774	$2,325	12/16/2022	3
133	S&P 500 Index	Goldman Sachs	542,055	$2,350	1/20/2023	96
69	S&P 500 Index	Goldman Sachs	281,496	$2,400	12/16/2022	3
51	S&P 500 Index	Goldman Sachs	207,076	$2,400	2/17/2023	104
96	S&P 500 Index	Goldman Sachs	390,548	$2,500	2/17/2023	235
60	S&P 500 Index	Goldman Sachs	243,869	$2,500	1/20/2023	60
139	S&P 500 Index	Goldman Sachs	567,310	$2,525	12/16/2022	6
249	S&P 500 Index	Goldman Sachs	1,017,256	$2,550	1/20/2023	284
146	S&P 500 Index	Goldman Sachs	595,467	$2,725	12/16/2022	14
92	S&P 500 Index	Goldman Sachs	374,177	$2,800	1/20/2023	172
90	S&P 500 Index	Goldman Sachs	365,949	$3,020	12/16/2022	23
92	S&P 500 Index	Goldman Sachs	375,871	$3,030	12/16/2022	24
107	S&P 500 Index	Goldman Sachs	438,101	$3,040	12/16/2022	29
188	S&P 500 Index	Goldman Sachs	765,181	$3,050	12/16/2022	53
						1,804

WRITTEN PUT OPTIONS

Number of			Notional Value at
Contracts	Open Written Put Options	Counterparty	November 30, 2022	Exercise Price	Expiration	Fair Value
50	S&P 500 Index	Goldman Sachs	203,274	$3,140	12/16/2022	19
53	S&P 500 Index	Goldman Sachs	216,709	$3,240	1/20/2023	235
69	S&P 500 Index	Goldman Sachs	282,109	$3,330	12/16/2022	52
59	S&P 500 Index	Goldman Sachs	241,437	$3,350	1/20/2023	349
69	S&P 500 Index	Goldman Sachs	281,496	$3,385	12/16/2022	62
70	S&P 500 Index	Goldman Sachs	286,907	$3,440	12/16/2022	77
69	S&P 500 Index	Goldman Sachs	280,403	$3,455	12/16/2022	80
57	S&P 500 Index	Goldman Sachs	231,715	$3,480	2/17/2023	1,210
75	S&P 500 Index	Goldman Sachs	305,294	$3,500	2/17/2023	1,720
74	S&P 500 Index	Goldman Sachs	301,965	$3,510	12/16/2022	105
72	S&P 500 Index	Goldman Sachs	293,502	$3,525	12/16/2022	107
58	S&P 500 Index	Goldman Sachs	237,301	$3,540	1/20/2023	665
60	S&P 500 Index	Goldman Sachs	243,869	$3,550	1/20/2023	712
87	S&P 500 Index	Goldman Sachs	354,735	$3,560	1/20/2023	1,079
122	S&P 500 Index	Goldman Sachs	496,549	$3,580	1/20/2023	1,644
64	S&P 500 Index	Goldman Sachs	263,065	$3,595	2/17/2023	2,029
90	S&P 500 Index	Goldman Sachs	365,949	$3,650	12/16/2022	226
92	S&P 500 Index	Goldman Sachs	375,871	$3,665	12/16/2022	251
107	S&P 500 Index	Goldman Sachs	438,101	$3,675	12/16/2022	310
92	S&P 500 Index	Goldman Sachs	374,177	$3,685	1/20/2023	1,954
90	S&P 500 Index	Goldman Sachs	366,367	$3,695	12/16/2022	292
98	S&P 500 Index	Goldman Sachs	398,814	$3,700	12/16/2022	326
						13,504

See accompanying notes to consolidated financial statements.

EASTERLY TOTAL HEDGE PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022

Goldman Sachs Credit Volatility Carry Y Series Excess Return Strategy Top 50 Holdings

EQUITY FORWARDS

Number of			Notional Value at
Contracts	Open Long Equity Forwards	Counterparty	November 30, 2022	Exercise Price	Expiration	Fair Value
2,044	iShares iBoxx $ High Yield Corporate Bond ETF	Goldman Sachs	154,623	75	12/1/2022	1,767

PURCHASED PUT OPTIONS

Number of			Notional Value at
Contracts	Open Purchased Put Options	Counterparty	November 30, 2022	Exercise Price	Expiration	Fair Value
294	iShares iBoxx $ High Yield Corporate Bond ETF	Goldman Sachs	22,279	55	12/16/2022	—
755	iShares iBoxx $ High Yield Corporate Bond ETF	Goldman Sachs	57,087	60	12/16/2022	3
371	iShares iBoxx $ High Yield Corporate Bond ETF	Goldman Sachs	28,083	61	12/16/2022	2
259	iShares iBoxx $ High Yield Corporate Bond ETF	Goldman Sachs	19,570	61	1/20/2023	8
530	iShares iBoxx $ High Yield Corporate Bond ETF	Goldman Sachs	40,075	62	12/16/2022	3
193	iShares iBoxx $ High Yield Corporate Bond ETF	Goldman Sachs	14,572	62	1/20/2023	7
446	iShares iBoxx $ High Yield Corporate Bond ETF	Goldman Sachs	33,729	63	12/16/2022	3
265	iShares iBoxx $ High Yield Corporate Bond ETF	Goldman Sachs	20,050	63	1/20/2023	11
1,665	iShares iBoxx $ High Yield Corporate Bond ETF	Goldman Sachs	125,959	64	12/16/2022	13
554	iShares iBoxx $ High Yield Corporate Bond ETF	Goldman Sachs	41,901	64	1/20/2023	28
466	iShares iBoxx $ High Yield Corporate Bond ETF	Goldman Sachs	35,223	65	12/16/2022	4
677	iShares iBoxx $ High Yield Corporate Bond ETF	Goldman Sachs	51,209	65	1/20/2023	41
1,264	iShares iBoxx $ High Yield Corporate Bond ETF	Goldman Sachs	95,656	66	12/16/2022	15
318	iShares iBoxx $ High Yield Corporate Bond ETF	Goldman Sachs	24,029	66	1/20/2023	23
1,614	iShares iBoxx $ High Yield Corporate Bond ETF	Goldman Sachs	122,122	67	12/16/2022	24
784	iShares iBoxx $ High Yield Corporate Bond ETF	Goldman Sachs	59,353	67	1/20/2023	71
141	iShares iBoxx $ High Yield Corporate Bond ETF	Goldman Sachs	10,699	68	12/16/2022	3
536	iShares iBoxx $ High Yield Corporate Bond ETF	Goldman Sachs	40,556	68	1/20/2023	62
350	iShares iBoxx $ High Yield Corporate Bond ETF	Goldman Sachs	26,499	69	12/16/2022	8
389	iShares iBoxx $ High Yield Corporate Bond ETF	Goldman Sachs	29,465	69	12/16/2022	10
283	iShares iBoxx $ High Yield Corporate Bond ETF	Goldman Sachs	21,413	69	1/20/2023	43
348	iShares iBoxx $ High Yield Corporate Bond ETF	Goldman Sachs	26,328	70	12/16/2022	11
139	iShares iBoxx $ High Yield Corporate Bond ETF	Goldman Sachs	10,548	71	12/16/2022	7
						400

WRITTEN CALL OPTIONS

Number of			Notional Value at
Contracts	Open Written Call Options	Counterparty	November 30, 2022	Exercise Price	Expiration	Fair Value
589	iShares iBoxx $ High Yield Corporate Bond ETF	Goldman Sachs	44,527	72	12/16/2022	(1,879)
1,843	iShares iBoxx $ High Yield Corporate Bond ETF	Goldman Sachs	139,477	73	12/16/2022	(4,249)
116	iShares iBoxx $ High Yield Corporate Bond ETF	Goldman Sachs	8,801	73	1/20/2023	(328)
2,605	iShares iBoxx $ High Yield Corporate Bond ETF	Goldman Sachs	197,120	74	12/16/2022	(3,949)
312	iShares iBoxx $ High Yield Corporate Bond ETF	Goldman Sachs	23,619	74	1/20/2023	(651)
260	iShares iBoxx $ High Yield Corporate Bond ETF	Goldman Sachs	19,694	75	12/16/2022	(304)
2,727	iShares iBoxx $ High Yield Corporate Bond ETF	Goldman Sachs	206,345	75	12/16/2022	(2,360)
1,470	iShares iBoxx $ High Yield Corporate Bond ETF	Goldman Sachs	111,219	75	1/20/2023	(2,115)
112	iShares iBoxx $ High Yield Corporate Bond ETF	Goldman Sachs	8,446	75	2/17/2023	(188)
417	iShares iBoxx $ High Yield Corporate Bond ETF	Goldman Sachs	31,533	76	12/16/2022	(254)
422	iShares iBoxx $ High Yield Corporate Bond ETF	Goldman Sachs	31,891	76	12/16/2022	(170)
1,350	iShares iBoxx $ High Yield Corporate Bond ETF	Goldman Sachs	102,163	76	1/20/2023	(1,224)
						(17,671)

WRITTEN PUT OPTIONS

Number of			Notional Value at
Contracts	Open Written Put Options	Counterparty	November 30, 2022	Exercise Price	Expiration	Fair Value
350	iShares iBoxx $ High Yield Corporate Bond ETF	Goldman Sachs	26,484	70	1/20/2023	$(73)
1,109	iShares iBoxx $ High Yield Corporate Bond ETF	Goldman Sachs	83,890	70	12/16/2022	(42)
524	iShares iBoxx $ High Yield Corporate Bond ETF	Goldman Sachs	39,632	71	1/20/2023	(155)
1,098	iShares iBoxx $ High Yield Corporate Bond ETF	Goldman Sachs	83,075	71	12/16/2022	(66)
1,039	iShares iBoxx $ High Yield Corporate Bond ETF	Goldman Sachs	78,623	72	1/20/2023	(451)
3,040	iShares iBoxx $ High Yield Corporate Bond ETF	Goldman Sachs	229,979	72	12/16/2022	(327)
392	iShares iBoxx $ High Yield Corporate Bond ETF	Goldman Sachs	29,638	73	12/16/2022	(60)
1,428	iShares iBoxx $ High Yield Corporate Bond ETF	Goldman Sachs	108,079	73	1/20/2023	(891)
2,688	iShares iBoxx $ High Yield Corporate Bond ETF	Goldman Sachs	203,360	73	12/16/2022	(587)
808	iShares iBoxx $ High Yield Corporate Bond ETF	Goldman Sachs	61,171	74	12/16/2022	(250)
1,235	iShares iBoxx $ High Yield Corporate Bond ETF	Goldman Sachs	93,471	74	1/20/2023	(1,088)
1,599	iShares iBoxx $ High Yield Corporate Bond ETF	Goldman Sachs	121,000	74	12/16/2022	(683)
268	iShares iBoxx $ High Yield Corporate Bond ETF	Goldman Sachs	20,277	75	12/16/2022	(155)
217	iShares iBoxx $ High Yield Corporate Bond ETF	Goldman Sachs	16,433	75	1/20/2023	(267)
						(5,095)

See accompanying notes to consolidated financial statements.

EASTERLY TOTAL HEDGE PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022

Goldman Sachs Volatility Carry US Series 107 Total Return Strategy Top 50 Holdings

EQUITY FORWARDS

Number of			Notional Value at
Contracts	Open Short Equity Forwards	Counterparty	November 30, 2022	Exercise Price	Expiration	Fair Value
4	S&P 500 Index	Goldman Sachs	16,069	$3,960	12/2/2022	$(457)

WRITTEN PUT OPTIONS

Number of			Notional Value at
Contracts	Open Written Put Options	Counterparty	November 30, 2022	Exercise Price	Expiration	Fair Value
73	S&P 500 Index	Goldman Sachs	295,885	$3,810	12/2/2022	$(29)
145	S&P 500 Index	Goldman Sachs	593,064	$3,840	12/2/2022	(74)
						(103)

See accompanying notes to consolidated financial statements.

EASTERLY TOTAL HEDGE PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022

Goldman Sachs Volatility Carry US Series 97 Total Return Strategy Top 50 Holdings

EQUITY FORWARDS

Number of			Notional Value at
Contracts	Open Short Equity Forwards	Counterparty	November 30, 2022	Exercise Price	Expiration	Fair Value
7	S&P 500 Index	Goldman Sachs	28,927	$4,080	12/2/2022	$27
0	S&P 500 Index	Goldman Sachs	1,770	$4,080	12/9/2022	1

WRITTEN PUT OPTIONS

Number of			Notional Value at
Contracts	Open Written Put Options	Counterparty	November 30, 2022	Exercise Price	Expiration	Fair Value
26	S&P 500 Index	Goldman Sachs	106,335	$3,725	12/9/2022	$30
32	S&P 500 Index	Goldman Sachs	131,216	$3,800	12/2/2022	12
155	S&P 500 Index	Goldman Sachs	631,771	$3,810	12/2/2022	62
78	S&P 500 Index	Goldman Sachs	319,006	$3,820	12/2/2022	35
						139

See accompanying notes to consolidated financial statements.

EASTERLY TOTAL HEDGE PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022

Goldman Sachs VX Volatility Carry Series 11 Excess Return Strategy Top 50 Holdings

FUTURES CONTRACTS*

Number of			Notional Value at
Contracts	Open Short Future Contracts	Expiration	November 30, 2022
3,407	CBOE Volatility Index Future	12/21/2022	75,366
311	CBOE Volatility Index Future	1/18/2023	7,667

WRITTEN CALL OPTIONS

Number of			Notional Value at
Contracts	Open Purchased Put Options	Counterparty	November 30, 2022	Exercise Price	Expiration	Fair Value
487	CBOE Volatility Index Future	Goldman Sachs	10,025	$24	12/21/2022	$(566)
492	CBOE Volatility Index Future	Goldman Sachs	10,126	$25	12/21/2022	(474)
530	CBOE Volatility Index Future	Goldman Sachs	10,908	$26	12/21/2022	(426)
1,041	CBOE Volatility Index Future	Goldman Sachs	21,426	$27	12/21/2022	(707)
84	CBOE Volatility Index Future	Goldman Sachs	1,735	$27	1/18/2023	(159)
1,048	CBOE Volatility Index Future	Goldman Sachs	21,561	$28	12/21/2022	(600)
183	CBOE Volatility Index Future	Goldman Sachs	3,759	$28	1/18/2023	(307)
1,027	CBOE Volatility Index Future	Goldman Sachs	21,128	$29	12/21/2022	(502)
155	CBOE Volatility Index Future	Goldman Sachs	3,181	$29	1/18/2023	(232)
905	CBOE Volatility Index Future	Goldman Sachs	18,635	$30	12/21/2022	(380)
122	CBOE Volatility Index Future	Goldman Sachs	2,508	$30	1/18/2023	(165)
460	CBOE Volatility Index Future	Goldman Sachs	9,459	$31	12/21/2022	(168)
61	CBOE Volatility Index Future	Goldman Sachs	1,253	$31	1/18/2023	(75)
227	CBOE Volatility Index Future	Goldman Sachs	4,668	$32	12/21/2022	(74)
28	CBOE Volatility Index Future	Goldman Sachs	580	$32	1/18/2023	(31)
100	CBOE Volatility Index Future	Goldman Sachs	2,057	$33	12/21/2022	(30)
60	CBOE Volatility Index Future	Goldman Sachs	1,235	$33	12/21/2022	(17)
80	CBOE Volatility Index Future	Goldman Sachs	1,649	$34	12/21/2022	(20)
20	CBOE Volatility Index Future	Goldman Sachs	412	$35	12/21/2022	(5)
27	CBOE Volatility Index Future	Goldman Sachs	550	$36	12/21/2022	(5)
33	CBOE Volatility Index Future	Goldman Sachs	686	$37	12/21/2022	(6)
7	CBOE Volatility Index Future	Goldman Sachs	137	$38	12/21/2022	(1)
						(4,950)

WRITTEN PUT OPTIONS

Number of			Notional Value at
Contracts	Open Written Put Options	Counterparty	November 30, 2022	Exercise Price	Expiration	Fair Value
164	CBOE Volatility Index Future	Goldman Sachs	3,372	$21	12/21/2022	(167)
721	CBOE Volatility Index Future	Goldman Sachs	14,845	$22	12/21/2022	(1,147)
699	CBOE Volatility Index Future	Goldman Sachs	14,381	$23	12/21/2022	(1,585)
28	CBOE Volatility Index Future	Goldman Sachs	578	$23	1/18/2023	(43)
1,330	CBOE Volatility Index Future	Goldman Sachs	27,362	$24	12/21/2022	(4,014)
215	CBOE Volatility Index Future	Goldman Sachs	4,434	$24	1/18/2023	(452)
1,832	CBOE Volatility Index Future	Goldman Sachs	37,693	$25	12/21/2022	(7,000)
234	CBOE Volatility Index Future	Goldman Sachs	4,822	$25	1/18/2023	(643)
1,091	CBOE Volatility Index Future	Goldman Sachs	22,460	$26	12/21/2022	(5,078)
127	CBOE Volatility Index Future	Goldman Sachs	2,604	$26	1/18/2023	(436)
380	CBOE Volatility Index Future	Goldman Sachs	7,823	$27	12/21/2022	(2,103)
28	CBOE Volatility Index Future	Goldman Sachs	580	$27	1/18/2023	(118)
187	CBOE Volatility Index Future	Goldman Sachs	3,843	$28	12/21/2022	(1,200)
73	CBOE Volatility Index Future	Goldman Sachs	1,511	$29	12/21/2022	(539)
67	CBOE Volatility Index Future	Goldman Sachs	1,374	$30	12/21/2022	(552)
						(25,077)

See accompanying notes to consolidated financial statements.

EASTERLY INCOME OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
November 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 82.2%
	AGENCY CMBS — 1.8%
847,054	Freddie Mac Multifamily Structured Pass Through Series (a),(b)		2.2490	05/25/47	$96,317
2,848,068	FREMF 2017-KF37 Mortgage Trust Series (c),(d)	US0001M + 2.750%	6.5550	06/25/27	2,761,988
1,889,649	FREMF 2018-KF46 Series (c),(d)	US0001M + 1.950%	5.7550	03/25/28	1,848,799
69,397	Government National Mortgage Association Series 2019 (a),(b)		0.2910	04/16/53	246
951,040	Multifamily Connecticut Avenue Securities Trust -01 (c),(d)	US0001M + 3.250%	7.2940	10/15/49	880,569
					5,587,919

	AUTO LOAN — 2.1%
1,645,527	CPS Auto Receivables Trust 2018-B (c)		5.6100	12/16/24	1,643,403
334,000	Flagship Credit Auto Trust 2020-3 (c)		4.9800	12/15/27	290,989
3,500,000	US Auto Funding 2021-1 (c)		4.3600	03/15/27	3,168,770
1,650,000	USASF Receivables 2020-1, LLC(c)		9.3500	03/15/27	1,650,071
					6,753,233

	CDO — 3.5%
486,101	Aspen Funding I Ltd.		9.0600	07/10/37	491,448
7,294,617	DWRS 2016-1 (c)		1.0440	04/23/32	2,078,966
5,640,297	Galleria CDO V Ltd. (c),(d)	US0003M + 2.400%	5.9270	09/19/37	5,417,567
3,521,755	Mid Ocean CBO 2001-1 Ltd. (d)	US0003M + 0.500%	2.3910	11/05/36	673,226
3,000,000	Tropic CDO IV Ltd. (c),(d)	US0003M + 1.000%	5.0790	04/15/35	2,445,798
					11,107,005

	CLO — 4.9%
750,000	BlueMountain CLO 2013-2 Ltd. (c),(d)	US0003M + 1.300%	5.6250	10/22/30	731,959
1,000,000	Deerpath Capital CLO 2020-1 LTD (c),(d)	US0003M + 3.900%	7.9790	04/17/32	950,285
2,500,000	Ellington Clo II Ltd. (c),(d)	US0003M + 2.900%	7.5060	02/15/29	2,423,505
500,000	Ellington Clo III Ltd. (c),(d)	US0003M + 3.740%	7.9830	07/20/30	453,627
200,000	GC FTPYME Pastor 4 FTA	EUR003M + 2.400%	4.1620	07/15/45	124,523
368,556	Halcyon Loan Advisors Funding 2013-1 Ltd. c),(d)	US0003M + 3.500%	7.5790	04/15/25	365,171
1,715,905	Halcyon Loan Advisors Funding 2013-2 Ltd.(c),(d)	US0003M + 3.800%	8.2400	08/01/25	1,390,948
619,600	Halcyon Loan Advisors Funding 2014-2 Ltd. (c),(d)	US0003M + 3.500%	7.8740	04/28/25	608,590
1,500,425	Halcyon Loan Advisors Funding 2014-3 Ltd. (c),(d)	US0003M + 3.650%	7.9750	10/22/25	1,462,523
250,000	Nassau 2018-I Ltd. (c),(d)	US0003M + 5.850%	9.9290	07/15/31	200,744
500,000	Peaks CLO 2 Ltd.(c),(d)	US0003M + 3.600%	7.8430	07/20/31	468,008
2,750,000	Peaks CLO 2 Ltd.(c),(d)	US0003M + 5.000%	9.2430	07/20/31	2,439,308
500,000	Steele Creek Clo 2018-2 Ltd.(c),(d)	US0003M + 3.400%	8.0740	08/18/31	436,107

See accompanying notes to consolidated financial statements

EASTERLY INCOME OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 82.2% (Continued)
	CLO — 4.9% (Continued)
3,000,000	Z Capital Credit Partners CLO 2018-1 Ltd.(c),(d)	US0003M + 2.450%	6.5290	01/16/31	$2,953,481
500,000	Zais Clo 13 Ltd.(c),(d)	US0003M + 4.520%	8.5990	07/15/32	417,770
					15,426,549
	COLLATERALIZED MORTGAGE OBLIGATIONS — 39.6%
151,393	ABN Amro Mortgage Corporation		5.5000	10/25/33	142,276
574,035	Adjustable Rate Mortgage Trust 2005-6A (d)	US0001M + 0.840%	4.8840	11/25/35	173,749
39,240	Alternative Loan Trust 1998-4 (e)		6.0810	08/25/28	37,179
20,069	Alternative Loan Trust 2003-22CB		5.7500	12/25/33	19,428
120,054	Alternative Loan Trust 2003-J2		6.0000	10/25/33	110,764
144,024	Alternative Loan Trust 2003-J3		5.2500	11/25/33	138,037
41,779	Alternative Loan Trust 2003-J3		6.2500	12/25/33	40,550
55,816	Alternative Loan Trust 2004-15 (b)		4.2410	09/25/34	51,559
10,742	Alternative Loan Trust 2004-16CB		5.5000	07/25/34	10,221
437,058	Alternative Loan Trust 2004-28CB		5.7500	01/25/35	398,001
88,193	Alternative Loan Trust 2004-28CB		6.0000	01/25/35	77,605
43,211	Alternative Loan Trust 2004-28CB		6.0000	01/25/35	39,104
87,951	Alternative Loan Trust 2004-J10		6.0000	09/25/34	83,635
663,496	Alternative Loan Trust 2004-J10		5.5000	11/25/34	616,084
25,449	Alternative Loan Trust 2004-J10		5.0000	10/25/53	25,323
46,861	Alternative Loan Trust 2004-J11		7.2500	08/25/32	45,547
136,991	Alternative Loan Trust 2004-J8		7.0000	08/25/34	123,160
82,902	Alternative Loan Trust 2005-14 (d)	US0001M + 0.420%	4.4640	05/25/35	68,915
205,685	Alternative Loan Trust 2005-27 (d)	12MTA + 1.350%	3.0390	08/25/35	168,631
36,094	Alternative Loan Trust 2005-3CB		5.0000	03/25/35	30,154
36,454	Alternative Loan Trust 2005-54CB		5.5000	11/25/35	28,526
107,033	Alternative Loan Trust 2005-61 (d)	US0001M + 0.560%	4.6040	12/25/35	93,599
145,473	Alternative Loan Trust 2005-6CB		5.5000	04/25/35	123,798
149,690	Alternative Loan Trust 2005-72 (d)	US0001M + 0.600%	4.6440	01/25/36	131,051
42,085	Alternative Loan Trust 2005-J11		6.0000	10/25/35	22,410
52,993	Alternative Loan Trust 2005-J11		5.5000	11/25/35	31,899
142,295	Alternative Loan Trust 2005-J8		5.5000	07/25/35	108,680
105,076	Alternative Loan Trust 2006-40T1		6.0000	12/25/36	31,521
45,887	Alternative Loan Trust Resecuritization 2005-12R		6.0000	11/25/34	40,219

See accompanying notes to consolidated financial statements

EASTERLY INCOME OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 82.2% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 39.6% (Continued)
94,388	American Home Mortgage Investment Trust 2004-1 (d)	US0006M + 2.000%	6.9310	04/25/44	$81,023
1,500,000	Angel Oak Mortgage Trust 2021-6 (b),(c)		2.7720	09/25/66	889,327
3,000,000	Angel Oak Mortgage Trust I, LLC 2019-2		6.2860	03/25/49	2,897,954
3,000,000	Angel Oak Mortgage Trust I, LLC 2019-4 (b),(c)		4.4120	07/26/49	2,689,883
344,844	APS Resecuritization Trust 2016- (c),(d)	US0001M + 2.850%	6.8940	09/27/46	344,757
226,509	Banc of America Alternative Loan Trust 2003-8		5.5000	10/25/33	214,337
110,151	Banc of America Alternative Loan Trust 2004-6		6.0000	07/25/34	104,373
65,578	Banc of America Alternative Loan Trust 2007-1 (b)		3.9210	02/25/57	53,561
232,784	Banc of America Funding 2005-1 Trust		5.5000	02/25/35	204,476
43,335	Banc of America Funding 2005-E Trust (d)	12MTA + 1.430%	3.1190	06/20/35	31,788
844,872	Banc of America Funding 2006-I Trust (b)		3.4080	10/20/46	693,734
94,033	Banc of America Funding 2007-2 Trust (a)		6.0000	03/25/37	17,672
52,348	Banc of America Funding 2015-R4 Trust (c),(d)	US0001M + 0.150%	3.7360	10/25/36	51,725
27,113	Banc of America Mortgage 2002-L Trust (b)		2.7880	12/25/32	20,140
55,562	Banc of America Mortgage 2005-E Trust (b)		3.3150	06/25/35	46,097
53,827	Banc of America Mortgage 2005-F Trust (b)		3.9910	07/25/35	43,776
28,213	Banc of America Mortgage 2005-H Trust (b)		3.9530	09/25/35	23,169
2,114,050	BCAP, LLC 2011-RR5-I Trust (c),(e)		4.6530	03/26/37	2,048,848
1,155,738	BCAP, LLC 2014-RR2 (c),(d)	US0001M + 0.200%	4.3350	01/26/38	1,066,324
4,139	Bear Stearns ALT-A Trust 2004-11 (b)		3.2840	11/25/34	3,867
58,811	Bear Stearns ARM Trust 2003-5 (b)		3.8160	08/25/33	53,957
5,238	Bear Stearns ARM Trust 2003-7 (b)		3.8210	10/25/33	4,858
46,823	Bear Stearns ARM Trust 2003-8 (b)		2.0810	01/25/34	42,389
127,752	Bear Stearns ARM Trust 2004-1 (b)		2.9890	04/25/34	114,362
12,842	Bear Stearns ARM Trust 2004-1 (b)		3.0000	04/25/34	11,482
48,830	Bear Stearns ARM Trust 2004-10 (b)		3.6650	01/25/35	44,819
101,908	Bear Stearns ARM Trust 2004-6 (b)		4.0200	09/25/34	86,954
906,753	Bear Stearns ARM Trust 2004-8 (b)		3.5900	11/25/34	813,362
48,593	Bear Stearns ARM Trust 2004-8 (b)		3.8880	11/25/34	44,457
998,633	Bear Stearns ARM Trust 2007-3 (b)		3.2600	05/25/47	766,823
603,442	Bear Stearns Asset Backed Securities I Trust		6.0000	03/25/36	215,709
624,976	Bear Stearns Asset Backed Securities Trust (e)		5.5000	01/25/34	523,369

See accompanying notes to consolidated financial statements

EASTERLY INCOME OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 82.2% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 39.6% (Continued)
208,805	Bear Stearns Structured Products Inc Trust 2007-R6 (b)		3.4530	01/26/36	$126,397
37,237	Bella Vista Mortgage Trust 2004-1 (d)	US0001M + 0.700%	4.6390	11/20/34	35,438
99,409	BlackRock Capital Finance, L.P. (b),(c)		3.5020	12/25/35	71,575
3,190,246	Brean Asset Backed Securities Trust 2021-RM1 (c)		1.6000	10/25/63	2,128,368
585,109	Cascade Funding Mortgage Trust 2018-RM2 (b),(c)		4.0000	10/25/68	542,898
2,743,056	Cascade Funding Mortgage Trust 2019-RM3 b),(c)		4.0000	06/25/69	2,225,409
98,667	CDMC Mortgage Pass-Through Certificates Series 2004-4 (b)		5.4640	09/25/34	89,472
83,404	CDMC Mortgage Pass-Through Certificates Series 2005-1 (b)		5.1050	02/18/35	76,163
1,043,035	Cendant Mortgage Capital, LLC CDMC Mort Pas Thr Ce		5.5000	02/25/34	969,987
170,988	Chase Mortgage Finance Trust Series 2004-S2		5.5000	02/25/34	160,095
495,942	Chase Mortgage Finance Trust Series 2007-S3 (f)		—	05/25/37	133,080
275,826	Chase Mortgage Finance Trust Series 2007-S3 (a)		6.0000	05/25/37	59,451
209,242	Chevy Chase Funding, LLC Mortgage-Backed (c),(d)	US0001M + 0.250%	4.2940	10/25/36	145,678
103,249	CHL Mortgage Pass-Through Trust 2002-19		6.2500	11/25/32	86,482
125,455	CHL Mortgage Pass-Through Trust 2002-39		5.7500	02/25/33	114,742
121,795	CHL Mortgage Pass-Through Trust 2003-60 (b)		2.1160	02/25/34	101,960
41,875	CHL Mortgage Pass-Through Trust 2004-14 (b)		3.9150	08/25/34	36,966
31,950	CHL Mortgage Pass-Through Trust 2004-3		5.7500	04/25/34	30,354
76,916	CHL Mortgage Pass-Through Trust 2004-5		5.2500	05/25/34	73,497
90,894	CHL Mortgage Pass-Through Trust 2004-5		5.5000	05/25/34	87,865
52,605	CHL Mortgage Pass-Through Trust 2004-6 (b)		3.3110	05/25/34	47,142
59,047	CHL Mortgage Pass-Through Trust 2004-HYB2 (b)		2.7410	07/20/34	54,194
61,112	CHL Mortgage Pass-Through Trust 2004-HYB5 (b)		3.8260	04/20/35	54,254
123,245	CHL Mortgage Pass-Through Trust 2004-J5		5.5000	07/25/34	114,541
66,094	CHL Mortgage Pass-Through Trust 2004-J9		5.5000	01/25/35	63,369
571,141	CHL Mortgage Pass-Through Trust 2005-J2		5.0000	08/25/35	353,123
111,240	CHL Mortgage Pass-Through Trust 2006-J1		6.0000	02/25/36	49,617
50,751	CHL Mortgage Pass-Through Trust 2007-15		6.5000	09/25/37	21,906
491,400	CHNGE Mortgage Trust 2022-4 (c),(e)		6.0000	10/25/57	477,394

See accompanying notes to consolidated financial statements

EASTERLY INCOME OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 82.2% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 39.6% (Continued)
889,229	CIM Trust 2019-J1 (b),(c)		3.9480	08/25/49	$673,809
140,801	Citicorp Mortgage Securities REMIC Pass-Through		5.5000	07/25/35	128,476
17,858	Citicorp Mortgage Securities Trust Series 2005-7		5.0000	10/25/55	17,438
42,770	Citicorp Mortgage Securities Trust Series 2006-6		6.0000	11/25/36	39,366
78,800	Citicorp Mortgage Securities Trust Series 2007-2 (f)		—	02/25/37	40,149
192,390	Citicorp Mortgage Securities Trust Series 2007-4		6.0000	05/25/37	165,483
110,578	Citigroup Global Markets Mortgage Securities VII b)		5.5310	07/25/24	11,242
4,134	Citigroup Global Markets Mortgage Securities VII (b)		4.2320	09/25/32	3,459
224,526	Citigroup Mortgage Loan Trust 2009-4 (b),(c)		5.4780	05/25/35	201,763
2,705	Citigroup Mortgage Loan Trust 2010-9 (c),(e)		5.7020	03/25/37	2,612
82,982	Citigroup Mortgage Loan Trust 2014-10 (c),(d)		3.7550	02/25/37	79,653
50,945	Citigroup Mortgage Loan Trust 2015-RP2 (c)		4.2500	01/25/53	47,240
62,486	Citigroup Mortgage Loan Trust, Inc.		7.0000	06/25/31	58,650
12,281	Citigroup Mortgage Loan Trust, Inc.		5.2500	09/25/33	10,742
51,190	Citigroup Mortgage Loan Trust, Inc.		6.7500	08/25/34	47,957
50,955	Citigroup Mortgage Loan Trust, Inc.		5.5000	05/25/35	48,722
58,495	Citigroup Mortgage Loan Trust, Inc. (d)	H15T1Y + 2.100%	6.0800	09/25/35	52,198
422,000	COLT 2020-2 Mortgage Loan Trust (b),(c)		5.2500	03/25/65	373,449
46,648	COLT Funding, LLC(b),(c)		1.2570	12/25/64	36,588
2,125,000	COLT Funding, LLC(b),(c)		2.3550	12/25/64	1,243,848
152,096	Credit Suisse First Boston Mortgage Securities (b)		4.3260	11/25/31	151,582
245,492	Credit Suisse First Boston Mortgage Securities (c),(d)	US0001M + 2.188%	4.7460	11/25/31	147,212
139,311	Credit Suisse First Boston Mortgage Securities (b)		7.1980	01/25/32	126,374
83,739	Credit Suisse First Boston Mortgage Securities		5.5000	06/25/33	79,496
535,111	Credit Suisse First Boston Mortgage Securities		5.2500	07/25/33	523,766
32,215	Credit Suisse First Boston Mortgage Securities		5.2500	09/25/33	29,211
76,160	Credit Suisse First Boston Mortgage Securities		5.5000	10/25/33	69,141
228,479	Credit Suisse First Boston Mortgage Securities		5.5000	10/25/33	207,711
181,142	Credit Suisse First Boston Mortgage Securities		5.5000	10/25/34	164,874

See accompanying notes to consolidated financial statements

EASTERLY INCOME OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 82.2% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 39.6% (Continued)
114,081	Credit Suisse First Boston Mortgage Securities (d)	US0001M + 0.650%	4.6940	09/25/35	$75,793
297,989	CSFB Mortgage-Backed Pass-Through Certificates		7.5000	03/25/32	276,530
99,587	CSFB Mortgage-Backed Pass-Through Certificates (b)		2.7400	10/25/33	90,071
71,896	CSFB Mortgage-Backed Pass-Through Certificates		5.7500	11/25/33	66,608
21,722	CSFB Mortgage-Backed Pass-Through Certificates (d)	US0001M + 0.740%	4.7840	06/25/34	21,716
516,553	CSFB Mortgage-Backed Pass-Through Certificates		6.0000	08/25/34	468,044
29,050	CSFB Mortgage-Backed Pass-Through Certificates		5.7500	07/25/35	27,714
217,171	CSMC 2017-FHA1 Trust (b),(c)		3.2500	04/25/47	187,351
279,423	CSMC 2021-RPL2Trust (b),(c)		3.4940	01/25/60	180,392
37,215	CSMC Series 2010-18R (b),(c)		2.6230	04/26/38	35,289
309,180	CSMC Trust 2007-5R		6.5000	07/26/36	77,940
1,006,215	CSMC Trust 2013-IVR5 (b),(c)		3.6310	10/25/43	927,020
1,419,252	CSMC Trust 2015-1 (b),(c)		3.9120	01/25/45	1,118,880
1,802,038	CSMLT 2015-2 Trust (b),(c)		3.8820	08/25/45	1,382,724
34,725	Deutsche Mortgage Sec Inc Mort Loan Tr Ser 2004-1		5.5000	09/25/33	33,139
969	DLJ Mortgage Acceptance Corporation		6.7500	01/25/24	900
39,147	DSLA Mortgage Loan Trust 2004-AR4 (d)	US0001M + 0.720%	4.6590	01/19/45	30,303
226,505	Fannie Mae Trust 2005-W3 (b)		3.4750	04/25/45	240,920
473,000	Finance of America HECM Buyout 2019-AB1 (b),(c)		5.0840	11/25/25	441,128
74,040	First Horizon Alternative Mortgage Securities		6.2500	08/25/37	32,222
537,823	First Horizon Mortgage Pass-Through Trust 2005-AR3 (b)		3.8750	08/25/35	369,031
80,229	First Horizon Mortgage Pass-Through Trust 2005-AR5 (b)		4.6250	10/25/35	41,900
61,542	First Horizon Mortgage Pass-Through Trust 2005-AR5 (b)		4.6250	11/25/35	53,679
118,152	First Horizon Mortgage Pass-Through Trust 2006-AR3 (b)		3.3910	11/25/36	81,415
287,119	First Horizon Mortgage Pass-Through Trust 2007-AR3 (b)		3.8700	11/25/37	150,344
2,291,954	Flagstar Mortgage Trust 2018-3 (b),(c)		4.4770	05/25/48	1,809,521
913,409	Flagstar Mortgage Trust 2018-5 (b),(c)		4.4680	09/25/48	668,136

See accompanying notes to consolidated financial statements

EASTERLY INCOME OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 82.2% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 39.6% (Continued)
420,000	Freddie Mac STACR REMIC Trust 2020-DNA6 (c),(d)	SOFR30A + 3.000%	6.5210	12/25/50	$380,558
1,000,000	Freddie Mac STACR REMIC Trust 2022-HQA1 (c),(d)	SOFR30A + 5.250%	8.7710	03/25/42	940,133
1,000,000	Freddie Mac STACR Trust 2019-DNA3 (d)	US0001M + 8.150%	12.1660	07/25/49	974,594
22,409	Freddie Mac Structured Pass-Through Certificates (d)	12MTA + 1.400%	3.0890	07/25/44	22,574
163,022	Freddie Mac Structured Pass-Through Certificates (d)	12MTA + 1.200%	2.8890	10/25/44	163,394
1,916,067	Galton Funding Mortgage Trust 2017-1 (b),(c)		4.2400	07/25/56	1,732,431
1,510,919	GCAT 2021-NQM2 Trust(b),(c)		1.4990	05/25/66	1,156,207
8,089,601	Global Mortgage Securitization Ltd. (c)		5.2500	11/25/32	7,623,433
1,465,508	Global Mortgage Securitization Ltd. (c),(d)		9.5170	11/25/32	1,485,392
96,958	GMACM Mortgage Loan Trust 2004-J2		5.7500	06/25/34	92,766
15,737	GMACM Mortgage Loan Trust 2005-AR3 (b)		3.1690	06/19/35	13,874
2,514,327	GMACM Mortgage Loan Trust 2005-AR5 (b)		3.4750	09/19/35	2,209,252
117,550	GMACM Mortgage Loan Trust 2006-AR1 (b)		2.9840	04/19/36	84,285
471,608	Government National Mortgage Association (a),(b)		1.6330	10/20/62	12,814
1,388,105	Government National Mortgage Association (a),(b)		0.7300	11/20/66	75,284
128,311	GS Mortgage Securities Corporation II (c),(d)	US0001M + 0.350%	3.3430	03/20/23	121,185
401,423	GS Mortgage-Backed Securities Corp Trust 2019-PJ1 (b),(c)		4.0790	08/25/49	307,797
613,089	GS Mortgage-Backed Securities Trust (b),(c)		2.7240	07/25/44	586,496
1,323,324	GSMPS Mortgage Loan Trust (b),(c)		8.5000	06/19/29	1,170,679
1,165,785	GSMPS Mortgage Loan Trust 2004-4 (c),(d)	US0001M + 0.400%	4.4440	06/25/34	1,001,358
1,044,824	GSMPS Mortgage Loan Trust 2004-4 (c)		7.5000	06/25/34	992,444
346,117	GSMPS Mortgage Loan Trust 2004-4 (c)		8.0000	06/25/34	330,151
35,010	GSMPS Mortgage Loan Trust 2005-RP2 (c),(d)	US0001M + 0.350%	4.3940	03/25/35	32,848
181,438	GSMPS Mortgage Loan Trust 2005-RP3 (c),(d)	US0001M + 0.350%	4.3940	09/25/35	149,077
135,105	GSMPS Mortgage Loan Trust 2006-RP1 (c)		7.5000	01/25/36	116,688
798,163	GSMSC Pass-Through Trust 2008-2R (b),(c)		7.5000	10/25/36	178,839
370,455	GSR Mortgage Loan Trust 2004-13F		4.2500	11/25/34	340,279
13,937	GSR Mortgage Loan Trust 2004-7 (b)		3.0280	06/25/34	12,171
47,820	GSR Mortgage Loan Trust 2005-4F		6.5000	02/25/35	44,623
6,539	GSR Mortgage Loan Trust 2005-6F		5.2500	07/25/35	6,319
27,685	GSR Mortgage Loan Trust 2005-8F		6.0000	11/25/35	12,066
46,643	GSR Mortgage Loan Trust 2005-AR3 (d)	US0001M + 0.440%	4.4840	05/25/35	37,504

See accompanying notes to consolidated financial statements

EASTERLY INCOME OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 82.2% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 39.6% (Continued)
14,559	GSR Mortgage Loan Trust 2005-AR3 (d)	US0001M + 0.440%	4.4840	05/25/35	$11,263
555,193	GSR Mortgage Loan Trust 2005-AR4 (b)		3.1570	07/25/35	314,991
117,563	GSR Mortgage Loan Trust 2006-1F		6.0000	02/25/36	61,761
76,442	GSR Mortgage Loan Trust 2007-AR2 (b)		3.1540	05/25/37	47,104
241,345	HarborView Mortgage Loan Trust 2003-1 (b)		3.3460	05/19/33	194,247
54,083	HarborView Mortgage Loan Trust 2005-14 (b)		3.8380	12/19/35	42,676
85,000	HomeBanc Mortgage Trust 2005-3 (d)	US0001M + 0.765%	4.8090	07/25/35	81,520
208,305	HSI Asset Loan Obligation Trust 2007-1		6.5000	06/25/37	89,770
199,721	HSI Asset Loan Obligation Trust 2007-AR1 (b)		3.9770	01/25/37	148,515
200,414	HSI Asset Loan Obligation Trust 2007-AR2 (b)		3.3670	09/25/37	159,805
790,981	Hundred Acre Wood Trust 2021-INV3 (b),(c)		3.3260	10/25/51	601,893
64,451	Impac CMB Trust Series 2003-2F (e)		6.5700	01/25/33	61,389
71,159	Impac CMB Trust Series 2003-4 (e)		5.7290	07/25/33	66,479
24,571	Impac CMB Trust Series 2004-10 (d)	US0001M + 1.500%	5.5440	03/25/35	21,201
36,452	Impac CMB Trust Series 2004-7 (d)	US0001M + 1.800%	5.8160	11/25/34	34,844
157,801	Impac CMB Trust Series 2005-4 (d)	US0001M + 0.750%	5.1410	05/25/35	127,280
658,767	Impac CMB Trust Series 2005-8 (d)	US0001M + 0.750%	4.7940	02/25/36	562,666
214,764	Impac Secured Assets CMN Owner Trust		6.0000	08/25/33	182,797
93,787	Impac Secured Assets Trust 2006-1 (d)	US0001M + 0.700%	4.7440	05/25/36	85,648
500,000	Imperial Fund Mortgage Trust (c),(e)		6.2500	08/25/67	444,125
2,500,000	Imperial Fund Mortgage Trust 2022-NQM4 (c),(e)		5.0400	06/25/67	2,025,000
19,203	IndyMac INDX Mortgage Loan Trust 2004-AR11 (b)		3.0550	12/25/34	17,025
286,329	IndyMac INDX Mortgage Loan Trust 2004-AR15 (b)		2.8920	02/25/35	255,251
246,790	JP Morgan Alternative Loan Trust (a),(d)	US0001M + 7.150%	3.1060	12/25/35	11,976
1,002,600	JP Morgan Alternative Loan Trust (c)		6.0000	12/27/36	538,139
432,146	JP Morgan MBS Series 2006-R1 (b),(c)		4.0090	09/28/44	329,853
18,776	JP Morgan Mortgage Trust 2004-A3 (b)		3.1600	07/25/34	15,577
26,967	JP Morgan Mortgage Trust 2004-S2		6.0000	11/25/34	23,653
32,008	JP Morgan Mortgage Trust 2005-A7 (b)		4.1030	10/25/35	30,695
49,970	JP Morgan Mortgage Trust 2006-A2 (b)		3.7110	11/25/33	44,663
17,584	JP Morgan Mortgage Trust 2006-A4 (b)		3.2530	06/25/36	12,593
570,679	JP Morgan Mortgage Trust 2014-IVR3 (b),(c)		2.6660	09/25/44	549,864
2,291,418	JP Morgan Mortgage Trust 2014-IVR3 (b),(c)		2.6660	09/25/44	2,210,582

See accompanying notes to consolidated financial statements

EASTERLY INCOME OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 82.2% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 39.6% (Continued)
88,173	JP Morgan Mortgage Trust 2014-IVR6 (b),(c)		3.7910	07/25/44	$86,203
22,811	JP Morgan Mortgage Trust 2018-8 (b),(c)		4.0000	01/25/49	20,460
36,858	JP Morgan Mortgage Trust 2020-LTV1 (c),(d)	US0001M + 1.000%	4.5860	06/25/50	36,306
129,370	JP Morgan Tax-Emept Pass-Through Trust Series 2012-3 (b),(c)		3.0000	10/27/42	117,205
485,341	JPMorgan Chase Bank NA - CHASE Series 2020-CL1 M1 (d)	US0001M + 2.250%	6.2940	10/25/57	445,188
185,538	JPMorgan Chase Bank NA - CHASE Series 2020-CL1 M3 (d)	US0001M + 3.350%	7.3940	10/25/57	178,982
960,640	La Hipotecaria Panamanian Mortgage Trust 2021-1 (c)		4.3500	06/13/51	902,744
361,161	Legacy Mortgage Asset Trust 2020-GS5 (c),(e)		3.2500	06/25/60	349,287
149,368	Lehman Mortgage Trust 2006-2		5.7500	04/25/36	149,446
173,540	LSTAR Securities Investment Ltd. 2019-3 (c),(d)	US0001M + 3.500%	7.2680	04/01/24	167,527
2,373,686	LSTAR Securities Investment Ltd. 2019-4 Series 2019-4 A1 (c),(d)	US0001M + 2.500%	7.2680	05/01/24	2,318,692
39,884	MASTR Adjustable Rate Mortgages Trust 2003-1 (b)		3.5290	12/25/32	35,608
16,655	MASTR Adjustable Rate Mortgages Trust 2003-2 (b)		5.7510	07/25/33	15,589
32,744	MASTR Adjustable Rate Mortgages Trust 2003-6 (b)		2.4530	12/25/33	29,039
22,225	MASTR Adjustable Rate Mortgages Trust 2003-6 (b)		3.1250	12/25/33	20,598
185,724	MASTR Adjustable Rate Mortgages Trust 2004-15 (b)		1.9870	12/25/34	173,698
170,493	MASTR Alternative Loan Trust 2003-3 (b)		6.1590	05/25/33	149,558
44,046	MASTR Alternative Loan Trust 2003-5		5.5000	06/25/33	40,749
56,768	MASTR Alternative Loan Trust 2003-7		6.5000	12/25/33	55,328
189,038	MASTR Alternative Loan Trust 2004-1		5.5000	02/25/34	174,149
1,467,326	MASTR Alternative Loan Trust 2004-12		5.5000	12/25/34	1,268,380
70,589	MASTR Alternative Loan Trust 2004-3		6.2500	04/25/34	68,760
471,393	MASTR Alternative Loan Trust 2004-3		6.5000	04/25/34	434,726
27,219	MASTR Alternative Loan Trust 2004-4		5.5000	05/25/34	25,831
411,277	MASTR Alternative Loan Trust 2004-6		5.5000	07/25/34	378,151
55,611	MASTR Alternative Loan Trust 2004-6		6.0000	07/25/34	51,405
77,227	MASTR Alternative Loan Trust 2004-6		6.0000	07/25/34	70,406
861,013	MASTR Alternative Loan Trust 2004-6		6.2500	07/25/34	829,654
770,224	MASTR Alternative Loan Trust 2004-6		6.5000	07/25/34	731,751
60,371	MASTR Alternative Loan Trust 2004-7		6.0000	06/25/34	53,969
1,133,496	MASTR Alternative Loan Trust 2004-7		6.0000	08/25/34	1,097,159

See accompanying notes to consolidated financial statements

EASTERLY INCOME OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 82.2% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 39.6% (Continued)
2,258	MASTR Alternative Loan Trust 2005-1		5.5000	01/25/23	$1,902
300,341	MASTR Alternative Loan Trust 2005-2		5.0000	03/25/43	224,631
26,646	MASTR Alternative Loan Trust 2007-1 (f)		—	10/25/36	14,855
866,093	MASTR Alternative Loan Trust 2007-HF1 (f)		—	10/25/47	25,952
58,984	MASTR Asset Securitization Trust 2003-11		5.2500	12/25/33	55,854
67,682	MASTR Asset Securitization Trust 2003-11		5.2500	12/25/33	62,953
18,525	MASTR Asset Securitization Trust 2003-11		5.5000	12/25/33	16,075
47,205	MASTR Asset Securitization Trust 2003-11		5.5000	12/25/33	43,817
82,308	MASTR Asset Securitization Trust 2003-12		5.2500	12/25/24	80,723
20,403	MASTR Asset Securitization Trust 2003-12		5.0000	12/25/33	18,810
49,878	MASTR Asset Securitization Trust 2003-12		5.0000	12/25/33	41,141
10,076	MASTR Asset Securitization Trust 2004-1		5.5000	02/25/34	9,347
2,874,522	MASTR Asset Securitization Trust 2004-9		6.0000	09/25/34	2,300,350
73,978	MASTR Asset Securitization Trust 2005-1		5.5000	05/25/35	58,008
4,115,554	MASTR Asset Securitization Trust 2006-2 (d)	US0001M + 0.500%	4.5440	06/25/36	763,719
1,004,760	MASTR Asset Securitization Trust 2006-3 (d)	US0001M + 0.450%	4.4940	10/25/36	157,901
19,501	MASTR Reperforming Loan Trust 2005-2 (c)		8.0000	05/25/35	15,139
150,454	MASTR Reperforming Loan Trust 2006-2 (b),(c)		3.3900	05/25/36	136,441
378,871	MASTR Seasoned Securitization Trust 2003-1		6.0000	02/25/33	346,980
63,031	MASTR Seasoned Securitization Trust 2004-1 (b)		4.2200	10/25/32	56,231
32,105	MASTR Seasoned Securitization Trust 2005-1 (b)		3.6160	10/25/32	26,320
104,327	Mello Mortgage Capital Acceptance 2018-MTG1 (b),(c)		3.7450	03/25/48	86,172
880,000	Mello Mortgage Capital Acceptance 2018-MTG2 (b),(c)		4.3240	10/25/48	575,897
575,926	Mello Mortgage Capital Acceptance 2021-MTG1 (b),(c)		2.6480	04/25/51	389,676
37,072	Merrill Lynch Mortgage Investors Trust MLMI Series (b)		2.9690	05/25/33	32,660
245,618	Merrill Lynch Mortgage Investors Trust MLMI Series (b)		3.0120	05/25/33	218,982
166,319	Merrill Lynch Mortgage Investors Trust MLMI Series(b)		3.2620	07/25/35	80,811
35,165	Merrill Lynch Mortgage Investors Trust Series (b)		4.0370	09/25/33	32,018
48,652	Merrill Lynch Mortgage Investors Trust Series MLCC (b)		2.6410	09/25/37	36,701
1,000,000	MFA 2022-RPL1 Trust Series 2022-RPL1 M1 (b),(c)		3.4980	08/25/61	756,664
104,873	Morgan Stanley Dean Witter Capital I Inc Trust (b)		2.7990	03/25/33	92,279

See accompanying notes to consolidated financial statements

EASTERLY INCOME OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 82.2% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 39.6% (Continued)
25,681	Morgan Stanley Mortgage Loan Trust 2004-10AR (b)		3.9500	11/25/34	$23,204
21,996	Morgan Stanley Mortgage Loan Trust 2004-2AR (b)		3.2100	02/25/34	20,377
25,644	Morgan Stanley Mortgage Loan Trust 2004-8AR (b)		1.8980	10/25/34	22,631
25,538	Morgan Stanley Mortgage Loan Trust 2004-8AR (b)		3.6140	10/25/34	22,088
73,978	Morgan Stanley Mortgage Loan Trust 2005-10		6.0000	12/25/35	30,717
23,428	Morgan Stanley Mortgage Loan Trust 2006-8AR (b)		3.6180	06/25/36	21,294
5,862,600	Mortgage Equity Conversion Asset Trust 2007-FF2 (c),(d)	H15T1Y + 0.470%	5.2200	02/25/42	5,599,944
157,091	MortgageIT Trust 2004-2 (d)	US0001M + 3.225%	7.2690	12/25/34	152,228
288,049	MortgageIT Trust 2005-3 (d)	US0001M + 0.795%	4.8390	08/25/35	265,582
188,245	MRFC Mortgage Pass-Through Trust Series 2000-TBC3 (b),(c)		3.5530	12/15/30	163,620
1,411,640	N/A Series 2021-1 A1 (b),(c)		3.2280	02/25/52	1,353,524
565,330	National City Mortgage Capital Trust		6.0000	03/25/38	540,908
27,570	National City Mortgage Capital Trust		6.0000	03/25/38	26,387
383,791	New Residential Mortgage Loan Trust 2017-2 (b),(c)		4.7500	03/25/57	320,612
94,451	New Residential Mortgage Loan Trust 2020-1 (b),(c)		3.5000	10/25/59	87,091
720,000	New Residential Mortgage Loan Trust 2020-RPL1 (b),(c)		3.8820	11/25/59	393,968
166,548	Nomura Asset Acceptance Corp Alternative Loan (c)		7.5000	03/25/34	143,959
90,690	Nomura Asset Acceptance Corp Alternative Loan (e)		5.9570	03/25/47	84,111
3,808,971	Ocwen Residential MBS Corporation (b),(c)		—	09/25/38	342,807
467,179	PHH Mortgage Trust Series 2008-CIM1		6.0000	05/25/38	437,997
415	PHH Mortgage Trust Series 2008-CIM1 (d)	US0001M + 2.250%	6.0180	05/25/38	384
429,764	PHHMC Series 2005-4 Trust (b)		5.9180	07/18/35	408,102
391,325	Prime Mortgage Trust 2003-3		5.5000	01/25/34	366,370
469,026	Provident Funding Mortgage Trust 2020-1 (b),(c)		3.2560	02/25/50	344,631
1,773,307	Provident Funding Mortgage Trust 2021-2 (b),(c)		2.5000	04/25/51	1,582,676
27,764	RAAC Series 2005-SP1 Trust		7.0000	09/25/34	26,287
223,485	Radnor RE 2019-1 Ltd. (c),(d)	US0001M + 1.950%	5.9660	02/25/29	218,799
113,123	RALI Series 2005-QA12 Trust (b)		3.8540	12/25/35	54,192
17,139	RALI Series 2005-QA4 Trust (b)		3.4860	04/25/35	16,053

See accompanying notes to consolidated financial statements

EASTERLY INCOME OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 82.2% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 39.6% (Continued)
10,976	RBSGC Mortgage Loan Trust 2007-B (b)		5.6210	07/25/35	$10,039
354,119	RBSGC Structured Trust 2008- (b),(c)		5.5000	11/25/35	297,311
107,679	Reperforming Loan REMIC Trust 2003-R4 (b),(c)		4.3160	01/25/34	82,068
21,282	Reperforming Loan REMIC Trust 2004-R1 (c)		6.5000	11/25/34	19,166
19,947	Reperforming Loan REMIC Trust 2005-R2 (c)		8.5000	06/25/35	19,154
101,923	Reperforming Loan REMIC Trust 2006-R2 (c),(d)	US0001M + 0.420%	4.4640	07/25/36	93,509
149,986	Resecuritization Pass-Through Trust 2005-8R		6.0000	10/25/34	142,062
128,000	Residential Asset Securitization Trust 2003-A10		5.2000	09/25/33	117,776
586,099	Residential Asset Securitization Trust 2003-A10		5.2500	09/25/33	524,882
1,560,388	Residential Asset Securitization Trust 2003-A9 (d)	US0001M + 0.550%	4.5940	08/25/33	1,508,280
74,910	RESIMAC Bastille Trust Series 2019-1NC (c),(d)	US0001M + 0.930%	4.7770	09/05/57	75,627
250,000	RMF Buyout Issuance Trust (b),(c)		4.5000	04/25/32	222,851
1,023,086	RMF Proprietary Issuance Trust (b),(c)		2.1250	09/25/61	814,802
242,941	RMF Proprietary Issuance Trust 2022-1 (b),(c)		3.0000	01/25/62	209,122
1,000,000	RMF Proprietary Issuance Trust 2022-1 (b),(c)		3.0000	01/25/62	826,881
1,000,000	RMF Proprietary Issuance Trust 2022-2 (b),(c)		3.7500	06/25/62	639,131
1,414	Ryland Mortgage Securities Corporation (b)		—	04/29/30	262
739,386	Saluda Grade Alternative Mortgage Trust 2020-FIG1 (c)		3.3210	09/25/50	725,508
46,964	Seasoned Credit Risk Transfer Trust Series 2017-3 (f)		—	07/25/56	7,686
860,000	Seasoned Credit Risk Transfer Trust Series 2019-1 (b)		4.7500	07/25/58	714,657
3,400,000	Seasoned Credit Risk Transfer Trust Series 2020-2 (b)		4.2500	11/25/59	2,828,443
36,844	Sequoia Mortgage Trust 2004-10 (d)	US0001M + 0.620%	4.5590	11/20/34	32,522
77,333	Sequoia Mortgage Trust 2005-2 (d)	US0001M + 0.440%	4.3790	03/20/35	64,876
375,995	Sequoia Mortgage Trust 2005-3 (d)	US0001M + 0.555%	4.4940	05/20/35	270,063
315,152	Sequoia Mortgage Trust 2007-2 (d)	US0001M + 0.600%	4.5390	06/20/36	230,100
180,836	Sequoia Mortgage Trust 2007-4 (d)	US0001M + 0.780%	4.7190	01/20/36	135,367
895,864	Sequoia Mortgage Trust 2013-10 (b),(c)		3.5320	08/25/43	827,144
37,165	Sequoia Mortgage Trust 2013-8 (b)		3.4870	06/25/43	25,114
288,356	Sequoia Mortgage Trust 2014-4 (b),(c)		3.5000	11/25/44	254,983
81,605	Sequoia Mortgage Trust 2017-1 (b),(c)		3.6110	02/25/47	53,791
83,454	Shellpoint Co-Originator Trust 2017-1 (b),(c)		3.6050	04/25/47	53,609

See accompanying notes to consolidated financial statements

EASTERLY INCOME OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 82.2% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 39.6% (Continued)
434,926	Sofi Mortgage Trust 2016-1 (b),(c)		3.0910	11/25/46	$278,926
100,000	Spruce Hill Mortgage Loan Trust 2020-SH1 (b),(c)		4.6760	01/28/50	80,048
61,129	Structured Adjustable Rate Mortgage Loan Trust (b)		3.7270	03/25/34	54,308
72,974	Structured Adjustable Rate Mortgage Loan Trust (b)		3.2330	12/25/34	62,989
225,695	Structured Adjustable Rate Mortgage Loan Trust (b)		3.5550	03/25/35	178,697
363,055	Structured Adjustable Rate Mortgage Loan Trust (b)		3.6040	07/25/35	224,540
931,167	Structured Adjustable Rate Mortgage Loan Trust(b)		3.5890	02/25/36	780,794
7,817	Structured Adjustable Rate Mortgage Loan Trust (d)	US0001M + 0.380%	4.4240	09/25/36	6,746
1,181,980	Structured Asset Mortgage Investments II Trust(d)	US0001M + 0.620%	4.6640	09/25/45	1,032,974
188,611	Structured Asset Sec Corp Mort Passthr Certs Ser(b)		3.4990	01/25/34	162,117
33,284	Structured Asset Sec Corp Mort Passthr Certs Ser (b)		3.4990	01/25/34	31,458
72,095	Structured Asset Securities Corp Mortgage Series 2000-5 B3 (b)		0.4370	11/25/30	38,179
2,101,932	Structured Asset Securities Corp Reverse Mortgage (c),(d)	US0001M + 1.850%	5.8660	05/25/47	1,855,346
1,959,583	Structured Asset Securities Corp Reverse Mortgage (c),(d)	US0001M + 3.000%	7.0160	05/25/47	1,710,177
5,533	Structured Asset Securities Corporation (d)	US0001M + 0.780%	4.5480	12/25/33	4,939
15,336	Structured Asset Securities Corporation (e)		5.0680	02/25/34	14,392
119,330	Structured Asset Securities Corporation (e)		5.0680	02/25/34	111,941
86,853	Structured Asset Securities Corporation (c),(d)	US0001M + 0.350%	4.3940	04/25/35	80,135
119,645	Structured Asset Securities Corporation (b),(c)		3.3730	06/25/35	102,478
230,000	Towd Point Mortgage Trust (b),(c)		3.5280	10/25/53	194,723
100,000	Verus Securitization Trust 2020-INV1 (b),(c)		6.0000	03/25/60	91,043
593,000	Verus Securitization Trust 2020-INV1 (b),(c)		5.5000	04/25/60	553,378
481,425	Verus Securitization Trust 2022-7 (b),(c)		5.3500	07/25/67	461,736
538,000	Vista Point Securitization Trust 2020-1 (b),(c)		4.1510	03/25/65	489,922
100,000	Vista Point Securitization Trust 2020-2 (b),(c)		4.9000	04/25/65	79,718
292,251	Wachovia Mortgage Loan Trust, LLC A (b)		3.8800	05/20/36	271,333
43,751	WaMu Mortgage Pass-Through Certificates Series 2002-AR14 (b)		3.8590	11/25/32	38,130
47,246	WaMu Mortgage Pass-Through Certificates Series 2002-AR17 (d)	12MTA + 1.200%	2.8890	11/25/42	39,732
46,290	WaMu Mortgage Pass-Through Certificates Series 2002-AR18 (b)		2.6090	01/25/33	43,605

See accompanying notes to consolidated financial statements

EASTERLY INCOME OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 82.2% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 39.6% (Continued)
26,285	WaMu Mortgage Pass-Through Certificates Series 2002-AR2 (d)	ECOFC + 1.250%	2.5970	02/27/34	$22,579
17,876	WaMu Mortgage Pass-Through Certificates Series 2003-AR9 (b)		4.1310	09/25/33	15,723
37,876	WaMu Mortgage Pass-Through Certificates Series 2003-S3		5.5000	06/25/33	35,641
504,438	WaMu Mortgage Pass-Through Certificates Series 2003-S4 (b)		5.6590	06/25/33	462,254
51,872	WaMu Mortgage Pass-Through Certificates Series 2003-S5		5.5000	06/25/33	48,993
88,220	WaMu Mortgage Pass-Through Certificates Series 2004-S3		6.0000	07/25/34	83,552
47,518	WaMu Mortgage Pass-Through Certificates Series 2005-AR1 (d)	US0001M + 0.640%	4.6840	01/25/45	43,738
46,264	WaMu Mortgage Pass-Through Certificates Series 2006-AR2 (b)		3.0930	03/25/36	41,269
132,875	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 (b)		3.6760	08/25/46	96,034
167,735	Washington Mutual MSC Mortgage Pass-Through 2003-MS7		5.5000	03/25/33	162,601
73,228	Washington Mutual MSC Mortgage Pass-Through 2003-MS9		7.5000	04/25/33	71,954
13,825	Washington Mutual MSC Mortgage Pass-Through 2005-RA1 (b),(c)		3.0290	01/25/35	10,914
1,112,441	Wells Fargo Alternative Loan 2005-1 Trust		5.5000	02/25/35	1,083,013
83,361	Wells Fargo Mortgage Backed Securities 2007-7		6.0000	06/25/37	67,642
73,178	Wells Fargo Mortgage Backed Securities 2019-4 (b),(c)		3.0000	09/25/49	60,038
219,527	WinWater Mortgage Loan Trust 2015-1 (b),(c)		3.8780	01/20/45	191,615
					124,980,645
	CREDIT CARD — 0.5%
1,000,000	Continental Finance Credit Card A.B.S Master Trust (c)		6.1900	10/15/30	956,631
750,000	Mercury Financial Credit Card Master Trust (c)		2.3300	03/20/26	692,861
					1,649,492
	HOME EQUITY — 3.6%
68,106	ABFC 2004-OPT2 Trust (d)	US0001M + 0.560%	4.6040	10/25/33	64,087
178,005	AFC Trust Series 1999-3 (d)	US0001M + 0.980%	5.0240	09/28/29	122,252
64,604	American Residential Home Equity Loan Trust 1998-1 (d)	US0001M + 2.175%	6.2190	05/25/29	69,928
29,843	Ameriquest Mortgage Securities, Inc. (e)		3.8870	05/25/34	29,370
557,108	Bayview Financial Asset Trust 2007-SSR1 (c),(d)	US0001M + 0.450%	4.4940	03/25/37	538,881

See accompanying notes to consolidated financial statements

EASTERLY INCOME OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 82.2% (Continued)
	HOME EQUITY — 3.6% (Continued)
3,271,604	Bayview Financial Mortgage Pass-Through Trust (c),(d)	US0001M + 1.000%	5.0290	05/28/39	$2,573,568
1,552,318	Bayview Financial Mortgage Pass-Through Trust (c),(d)	US0001M + 1.500%	5.5290	02/28/40	1,429,002
50,276	Bear Stearns Asset Backed Securities I Trust (d)	US0001M + 2.100%	4.9490	06/25/34	45,623
161,299	Bear Stearns Home Loan Owner Trust 2001-A (e)		10.5000	02/15/31	163,387
269,461	CHEC Loan Trust 2004-1 (c),(d)	US0001M + 0.975%	5.0190	07/25/34	261,296
14,332	Citigroup Global Markets Mortgage Securities VII (d)	US0001M + 1.350%	5.3660	01/25/32	13,692
133,299	Delta Funding Home Equity Loan Trust 1999-2 (d)	US0001M + 0.320%	4.5150	08/15/30	129,033
143,341	Delta Funding Home Equity Loan Trust 1999-3 (e)		8.0610	09/15/29	131,471
346,146	Delta Funding Home Equity Loan Trust 2000-1 (e)		8.0900	05/15/30	286,584
255,180	EMC Mortgage Loan Trust 2001-A (c),(d)	US0001M + 1.050%	5.0940	05/25/40	236,533
172,753	Financial Asset Securities Corp AAA Trust 2005-1 (c),(d)	US0001 + 0.410%	4.4650	02/27/35	155,189
39,217	First Alliance Mortgage Loan Trust 1999-1 (e)		7.1800	06/20/30	38,930
91,561	GE Capital Mortgage Services Inc 1999-HE1 Trust (b)		6.7000	04/25/29	84,538
1,038,748	Mastr Asset Backed Securities Trust 2004-FRE1 (d)	US0001M + 2.700%	6.7440	07/25/34	946,101
260,563	Mastr Asset Backed Securities Trust 2005-NC1 (d)	US0001M + 0.750%	4.7940	12/25/34	245,368
300,453	Morgan Stanley A.B.S Capital I Inc Trust Series (d)	US0001M + 3.900%	7.9440	03/25/33	266,201
104,990	Nomura Home Equity Loan Inc 2006-HE2 (d)	US0001M + 0.495%	4.5390	03/25/36	90,292
324,933	NovaStar Mortgage Funding Trust Series 2003-4 (d)	US0001M + 0.740%	4.7840	02/25/34	314,184
44,325	RAAC Series 2004-SP1 Trust (d)	US0001M + 0.700%	4.7440	03/25/34	40,797
193,424	RBSSP Resecuritization Trust 2010-4 (c),(e)		5.8250	02/26/36	185,611
567,175	Renaissance Home Equity Loan Trust 2002-3 (d)	US0001M + 1.500%	5.5440	12/25/32	523,491
128,342	Renaissance Home Equity Loan Trust 2002-3 (d)	US0001M + 2.550%	6.5940	12/25/32	114,344
29,852	Saxon Asset Securities Trust 2001-2 (e)		7.1700	03/25/29	30,263
35,445	Saxon Asset Securities Trust 2003-3 (d)	US0001M + 2.400%	3.6530	12/25/33	31,478
241,259	Saxon Asset Securities Trust 2003-3 (e)		4.2020	12/25/33	214,318
1,500,000	Security National Mortgage Loan Trust 2005-2 (b),(c)		7.3370	02/25/35	1,438,717
406,016	Security National Mortgage Loan Trust 2005-2 (b),(c)		6.2130	02/25/36	395,020
71,225	Soundview Home Loan Trust 2006-OPT4 (d)	US0001M + 0.300%	4.3440	06/25/36	69,393

See accompanying notes to consolidated financial statements

EASTERLY INCOME OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 82.2% (Continued)
	HOME EQUITY — 3.6% (Continued)
213,328	Southern Pacific Secured Asset Corporation		7.3200	05/25/27	$212,435
					11,491,377
	MANUFACTURED HOUSING — 1.1%
1,000,000	Cascade MH Asset Trust 2019-MH1 (b),(c)		5.9850	11/01/44	917,191
234,121	Conseco Finance Corporation (b)		7.8500	11/15/26	232,213
2,500,000	Towd Point Mortgage Trust 2019-MH1 (b),(c)		3.7500	11/25/58	2,227,737
					3,377,141
	NON AGENCY CMBS — 18.5%
2,700,350	Angel Oak SB Commercial Mortgage Trust 2020-SBC1 (b),(c)		3.6530	05/25/50	1,698,954
2,124,264	Angel Oak SB Commercial Mortgage Trust 2020-SBC1 (b),(c)		5.3780	05/25/50	1,331,632
723,000	Arbor Multifamily Mortgage Securities Trust (c)		1.7500	05/15/53	448,901
1,000,000	Arbor Multifamily Mortgage Securities Trust (c)		1.7500	05/15/53	583,087
34,568	Bayview Commercial Asset Trust 2005-2 (c),(d)	US0001M + 0.645%	4.6890	08/25/35	29,754
53,489	Bayview Commercial Asset Trust 2005-2 (c),(d)	US0001M + 1.725%	5.7690	08/25/35	49,634
198,634	Bayview Commercial Asset Trust 2005-3 (c),(d)	US0001M + 0.480%	4.5240	11/25/35	176,331
29,621	Bayview Commercial Asset Trust 2005-4 (c),(d)	US0001M + 0.675%	4.7190	01/25/36	25,710
438,714	Bayview Commercial Asset Trust 2007-3 (c),(d)	US0001M + 0.340%	4.3840	07/25/37	369,716
575,118	Bayview Commercial Asset Trust 2007-3 (c),(d)	US0001M + 0.370%	4.4140	07/25/37	480,946
1,084,491	Bayview Commercial Asset Trust 2007-3 (c),(d)	US0001M + 0.500%	4.5440	07/25/37	905,858
2,575,157	Bayview Commercial Asset Trust 2008-2 (c),(d)	US0001M + 2.500%	6.5440	04/25/38	2,493,329
555,000	BMD2 Re-Remic Trust 2019-FRR1 (b),(c)		3.4900	05/25/52	430,311
1,000,000	Capital Funding Mortgage Trust 2021-15 (c),(d)	US0001M + 3.150%	6.9200	03/15/24	986,331
2,821,650	CBA Commercial Small Balance Commercial Mortgage (c),(e)		6.2600	07/25/39	2,475,614
72,000	CD 2017-CD3 Mortgage Trust (c)		3.2500	02/10/50	46,942
385,453	CFCRE Commercial Mortgage Trust 2011-C2 (b),(c)		5.2490	12/15/47	367,625
100,000	CFK Trust 2020-MF2 (c)		2.3870	03/15/39	82,337
1,990,236	CG-CCRE Commercial Mortgage Trust 2014-FL1 (c),(d)	US0001M + 1.150%	5.0250	06/15/31	1,968,751
1,494,034	CG-CCRE Commercial Mortgage Trust 2014-FL2 (c),(d)	US0001M + 1.854%	5.7290	11/15/31	1,415,451
100,000	Citigroup Commercial Mortgage Trust 2016-C2		3.1760	08/10/49	87,229
50,000	Citigroup Commercial Mortgage Trust 2018-C5 (b)		4.4080	06/10/51	44,215
482,477	CNL Commercial Mortgage Loan Trust 2003-1 (c),(d)	US0001M + 0.500%	4.3750	05/15/31	468,783

See accompanying notes to consolidated financial statements

EASTERLY INCOME OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 82.2% (Continued)
	NON AGENCY CMBS — 18.5% (Continued)
82,764	COMM 2012-LC4 Mortgage Trust (b)		4.9340	12/10/44	$82,621
100,000	COMM 2013-CCRE12 Mortgage Trust (b)		4.7620	10/10/46	93,740
1,350,000	Csail 2015-C2 Commercial Mortgage Trust (b)		4.3160	06/15/57	1,180,385
265,000	CSAIL 2018-C14 Commercial Mortgage Trust (b),(c)		5.0800	11/15/51	202,484
470,000	CSAIL 2019-C16 Commercial Mortgage Trust (b)		4.2370	06/15/52	363,547
1,390,000	CSMC 2014-USA OA, LLC (c)		4.3730	09/15/37	1,112,177
1,702,000	GS Mortgage Securities Trust 2014-GC18 (b)		4.8850	01/10/47	1,560,039
26,000	GS Mortgage Securities Trust 2014-GC20 (b)		5.1680	04/10/47	23,043
1,000,000	GS Mortgage Securities Trust 2016-GS4 (b)		4.0790	11/10/49	854,582
1,300,000	Harvest Commercial Capital Loan Trust 2019-1 (b),(c)		5.7300	11/25/31	1,146,142
700,000	HMH Trust 2017-NSS (c)		3.0620	07/05/31	658,181
2,366,000	Hudsons Bay Simon JV Trust 2015-HBS (c)		3.9140	08/05/34	2,104,872
220,809	Hudsons Bay Simon JV Trust 2015-HBS (c),(d)	US0001M + 1.830%	5.6770	08/05/34	194,557
88,525	Impac CMB Trust Series 2004-8 (d)	US0001M + 2.625%	6.2110	08/25/34	73,558
100,000	J.P. Morgan Chase Commercial Mortgage Securities (b),(c)		2.9490	09/06/38	86,290
339,015	JP Morgan Chase Commercial Mortgage Securities (c),(d)	US0001M + 3.750%	7.6250	05/15/28	313,266
3,068,180	JP Morgan Chase Commercial Mortgage Securities (c)		3.9100	05/05/30	2,472,296
193,000	JP Morgan Chase Commercial Mortgage Securities (b),(c)		5.7090	02/15/46	86,338
500,000	JP Morgan Chase Commercial Mortgage Securities (b),(c)		3.2500	04/15/46	343,007
658,672	JP Morgan Chase Commercial Mortgage Securities (b)		6.0140	06/15/49	171,733
339,000	JPMBB Commercial Mortgage Securities Trust (b)		4.3230	05/15/48	300,572
103,829	Lehman Brothers Small Balance Commercial Mortgage(c),(d)	US0001M + 0.250%	4.2940	03/25/37	100,617
4,000,000	LSTAR Commercial Mortgage Trust 2015-3 (b),(c)		3.2910	04/20/48	3,473,123
37,345	LSTAR Commercial Mortgage Trust 2015-3 (b),(c)		3.2910	04/20/48	35,672
1,500,000	LSTAR Commercial Mortgage Trust 2017-5 (b),(c)		4.8300	03/10/50	1,190,310
6,175,000	Morgan Stanley Bank of America Merrill Lynch Trust (b)		4.5450	08/15/46	5,927,290
420,000	Morgan Stanley Capital I Trust 2014-150E (c)		4.0120	09/09/32	368,234
347,000	Morgan Stanley Capital I Trust 2014-150E (b),(c)		4.4380	09/09/32	284,345
200,000	Morgan Stanley Capital I Trust 2015-MS1 (b),(c)		4.1580	05/15/48	165,229
72,000	Morgan Stanley Capital I Trust 2018-L1 (b)		4.8790	10/15/51	61,707

See accompanying notes to consolidated financial statements

EASTERLY INCOME OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 82.2% (Continued)
	NON AGENCY CMBS — 18.5% (Continued)
242,836	Multi Security Asset Trust, L.P. Commercial b),(c)		4.7800	11/28/35	$206,628
370,000	Olympic Tower 2017-OT Mortgage Trust (b),(c)		4.0770	05/10/39	259,385
500,000	Ready Capital Mortgage Trust 2019-5 (b),(c)		5.4330	02/25/52	399,180
7,630,000	ReadyCap Commercial Mortgage Trust 2018-4 (b),(c)		5.2170	02/27/51	6,504,225
642,500	SFAVE Commercial Mortgage Securities Trust (b),(c)		3.8720	01/05/43	439,308
332,000	UBS Commercial Mortgage Trust 2017-C2 (b)		3.9930	08/15/50	281,992
274,500	UBS-BAMLL Trust (c)		3.6630	06/10/30	274,134
129,428	UBS-Barclays Commercial Mortgage Trust 2012-C4 (b),(c)		4.4160	12/10/45	126,458
639,842	UBS-Barclays Commercial Mortgage Trust 2013-C5 (b),(c)		4.2910	03/10/46	556,490
295,079	Velocity Commercial Capital Loan Trust 2017-2 (b),(c)		6.4200	11/25/47	253,228
481,081	Velocity Commercial Capital Loan Trust 2018-1 (c)		7.2600	04/25/48	372,410
449,231	Velocity Commercial Capital Loan Trust 2018-2 (b),(c)		6.3600	10/26/48	371,736
659,031	Velocity Commercial Capital Loan Trust 2019-3 (b),(c)		3.3800	10/25/49	525,405
96,843	Velocity Commercial Capital Loan Trust 2020-1 (b),(c)		2.9800	02/25/50	82,258
2,557,721	Velocity Commercial Capital Loan Trust 2021-2 (b),(c)		1.8200	08/25/51	2,056,088
1,476,373	Velocity Commercial Capital Loan Trust 2022-2 (b),(c)		5.4100	04/25/52	1,410,753
1,433,830	Velocity Commercial Capital Loan Trust 2022-3 (b),(c)		6.1300	06/25/52	1,366,781
1,596,956	Wachovia Bank Commercial Mortgage Trust Series (a),(b),(c)		0.8540	07/15/41	3,365
118,640	Waterfall Commercial Mortgage Trust 2015-SBC5 (b),(c)		4.1040	12/14/32	116,549
256,000	Wells Fargo Commercial Mortgage Trust 2013-LC12 (b)		4.4310	07/15/46	241,938
91,559	WFRBS Commercial Mortgage Trust 2011-C4 (b),(c)		4.9880	06/15/44	89,428
100,000	WFRBS Commercial Mortgage Trust 2014-C24 (b)		4.2040	11/15/47	90,851
460,148	WFRBS Commercial Mortgage Trust 2014-C25 (b),(c)		3.8030	11/15/47	365,408
					58,391,396
	OTHER ABS —3.2%
591,282	321 Henderson Receivables I, LLC (c),(d)	US0001M + 0.350%	4.2250	09/15/45	581,751
156,427	AASET 2020-1 Trust (c)		3.3510	01/16/40	125,823

See accompanying notes to consolidated financial statements

EASTERLY INCOME OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 82.2% (Continued)
	OTHER ABS — 3.2% (Continued)
4,527,469	Bayview Commercial Asset Trust 2007-4 (c),(d)	US0001M + 0.450%	4.4660	09/25/37	$4,092,197
15,465,434	Corevest American Finance 2019-3 Trust (a),(b),(c)		2.2040	10/15/52	468,465
1,000,000	CoreVest American Finance 2021-2 Trust (c)		2.8310	07/15/54	720,900
1,000,000	Goldman Home Improvement Trust 2022-GRN1 Issuer (c)		7.3000	06/25/52	954,227
2,215,752	Goodgreen 2021-1 Trust (c)		5.7400	10/15/56	1,755,410
73,621	HERO Funding Trust 2015-2 (c)		3.9900	09/20/40	67,912
350,002	Longtrain Leasing III, LLC 2015-1 (c)		4.0600	01/15/45	323,508
100,000	Progress Residential 2021-SFR3 (c)		3.4360	05/17/26	85,463
1,010,000	Tricon American Homes 2017-SFR2 Trust (c)		5.1040	01/17/36	976,542
					10,152,198
	RESIDENTIAL MORTGAGE — 2.6%
380,693	Amresco Residential Securities Corp Mort Loan (d)	US0001M + 0.470%	4.9840	06/25/29	343,640
1,510,326	Belvedere SPV Srl (d)	EUR006M + 3.250%	3.4750	12/31/38	1,060,069
8,335	Chase Funding Trust Series 2002-4 (d)	US0001M + 0.740%	4.7840	10/25/32	7,949
66,197	Chase Funding Trust Series 2004-1 (e)		3.9850	11/25/33	61,097
75,256	Countrywide Asset-Backed Certificates (c),(d)	US0001M + 4.500%	8.5440	11/25/32	73,888
1,000,000	Credit-Based Asset Servicing and Securitization (d)	US0001M + 3.375%	7.4190	06/25/32	977,760
92,241	Credit-Based Asset Servicing and Securitization (d)	US0001M + 2.775%	3.3130	03/25/34	94,617
1,109,926	Credit-Based Asset Servicing and Securitization (e)		3.9110	05/25/35	977,001
234,660	CWABS Asset-Backed Certificates Trust 2007-13 (d)	US0001M + 0.900%	4.9440	10/25/47	210,867
124,009	Equity One Mortgage Pass-Through Trust 2002-3 (b)		6.0390	11/25/32	119,655
85,065	Fannie Mae Grantor Trust 2002-T10 (d)	US0001M + 0.240%	4.2560	06/25/32	82,925
362,293	First Franklin Mortgage Loan Trust 2002-FF1 (d)	US0001M + 1.800%	5.8440	04/25/32	329,786
84,159	GE-WMC Asset-Backed Pass-Through Certificates (d)	US0001M + 0.660%	4.7040	12/25/35	64,212
42,151	GSAMP Trust 2002-WF (d)	US0001M + 1.100%	5.0390	10/20/32	41,820
209,056	Interstar Millennium Series 2004-4E Trust (d)	EUR003M + 0.400%	2.1980	11/14/36	202,766
693,448	Legacy Mortgage Asset Trust 2019-SL2 (b),(c)		3.3750	02/25/59	644,592
78,987	Long Beach Mortgage Loan Trust 2003-2 (d)	US0001M + 2.850%	6.8940	06/25/33	78,512
74,522	Mastr Specialized Loan Trust (c),(d)	US0001M + 1.125%	5.1690	11/25/35	68,588
585,000	Mill City Mortgage Trust 2015-2 (b),(c)		3.6390	09/25/57	527,543

See accompanying notes to consolidated financial statements

EASTERLY INCOME OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 82.2% (Continued)
	RESIDENTIAL MORTGAGE — 2.6% (Continued)
454,245	RAAC Series 2005-SP2 Trust (d)	US0001M + 0.600%	4.6440	06/25/44	$350,347
599,889	RAAC Series 2007-RP3 Trust (c),(d)	US0001M + 0.380%	4.8040	10/25/46	561,238
527,273	Structured Asset Investment Loan Trust 2003-BC9 (d)	US0001M + 3.150%	7.1940	08/25/33	476,984
930,000	Towd Point Mortgage Trust (b),(c)		3.5280	10/25/53	895,021
					8,250,877
	STUDENT LOANS — 0.5%
44,000	AccessLex Institute Series 2004-2 B(d)	US0003M + 0.700%	5.0580	01/25/43	40,028
1,015,000	EdLinc Student Loan Funding Trust 2012-1 (c),(d)	US0001M + 4.240%	8.2560	11/26/40	965,954
109,666	L2L Education Loan Trust 2006-1 (c),(d)	US0001M + 0.340%	4.2150	06/15/31	105,886
37,058	National Collegiate Trust 2005-GATE (The) (c),(d)	US0001M + 0.450%	4.4940	04/26/23	33,394
16,287	SLM Student Loan Trust 2005-5 (d)	US0003M + 0.250%	4.6080	10/25/40	12,834
31,539	SLM Student Loan Trust 2005-8 (d)	US0003M + 0.310%	4.6680	01/25/55	28,241
314,761	Student Loan A.B.S Repackaging Trust Series 2007-1 (c),(d)	US0003M + 0.215%	4.9510	11/27/30	304,771
					1,491,108
	WHOLE BUSINESS — 0.3%
132,434	Business Loan Express Business Loan Trust 2007-A (c),(d)	US0001M + 0.400%	4.3390	10/20/40	122,377
24,652	Business Loan Express SBA Loan Trust 2006-1 (c),(d)	US0001M + 0.950%	4.8890	10/20/38	23,070
691,302	ReadyCap Lending Small Business Loan Trust 2019-2 (c),(d)	PRIME - 0.500%	6.5000	12/27/44	656,671
					802,118

	TOTAL ASSET BACKED SECURITIES (Cost $276,236,381)				259,461,058

	COLLATERALIZED MORTGAGE OBLIGATIONS — 0.1%
1,028,992	Freddie Mac REMICS (a) (Cost $130,046)		4.0000	08/25/49	173,470

See accompanying notes to consolidated financial statements

EASTERLY INCOME OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 12.7% (Continued)
	ASSET MANAGEMENT — 0.2%
70,000	Morgan Stanley & Company, LLC(b)	(5*(USISDA30*USISDA02))	—	01/21/26	$57,750
274,000	Nomura America Finance, LLC(b)	4*(USISDA30-USISDA02)	—	12/31/33	163,030
65,000	Nomura America Finance, LLC(b)	4*(USISDA30-USISDA02)	—	02/28/34	37,410
890,000	Nomura America Finance, LLC(b)	4*(USISDA30 - USISDA02 - 0.25%)	—	07/29/34	516,200
					774,390
	BANKING — 3.6%
190,000	Bank of Nova Scotia (The)(b)	(4*(USISDA30-USISDA02))	—	06/27/33	109,725
120,000	Bank of Nova Scotia (The)(b)	4*(CMS30-CMS2)	—	01/30/34	69,600
100,000	Bank of Nova Scotia (The)(b)	4*(CMS30-CMS02 - 0.50%)	—	08/28/34	57,500
75,000	Barclays Bank plc(b)		—	01/23/26	68,549
525,000	Barclays Bank plc(b)	4.250*(USISDA30- SISDA02)	—	09/13/28	393,750
50,000	Barclays Bank plc(b)	4*(USISDA30-USISDA02)	—	10/18/28	37,375
75,000	Barclays Bank plc(b)	4*(CMS10-CMS2-0.25%)	—	08/15/33	45,000
58,000	Barclays Bank plc(b)	4*(USISDA30-USISDA02- 0.5%)	—	04/25/34	33,350
70,000	Barclays Bank plc(b)	8*(USISDA30 - USISDA05 - 0.25%)	—	07/31/34	42,700
177,000	BNP Paribas S.A.(b)	4*(CMS30-CMS5)	—	04/30/33	102,660
430,000	Citigroup, Inc.(b)	4*([30YR CMS-5YR CMS]- .0.25%)	—	06/11/33	261,225
1,037,000	Citigroup, Inc.(b)	4.5*(USISDA30-USISDA05)	—	11/26/33	609,238
507,000	Citigroup, Inc.(b)	4*(USISDA30-USISDA02) - 1.000%	—	12/29/34	291,525
55,000	Citigroup, Inc.(b)	20*(USISDA30-USISDA02 - 0.875%)	—	08/31/35	31,075
627,000	Credit Suisse A.G.(b)	10*(USISDA30-USISDA02)	—	09/30/30	385,605
300,000	Credit Suisse A.G.(b)	7.5*(USISDA30-USISDA02)	—	09/30/30	183,000
220,000	Credit Suisse A.G.	10*(USISDA30-USISDA02)	—	01/29/31	146,850
766,000	Credit Suisse A.G.(b)	12*(USISDA30-USISDA02)	—	04/29/31	486,410
1,024,000	Credit Suisse A.G.(b)	15*(USISDA30-USISDA02)	—	10/31/31	697,600

See accompanying notes to consolidated financial statements

EASTERLY INCOME OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 12.7% (Continued)
	BANKING — 3.6% (Continued)
120,000	Deutsche Bank A.G.(b)	4*(USISDA30-USISDA05-0.550%)	—	01/31/33	$68,400
245,000	Deutsche Bank A.G.(b)	4*(USISDA30-USISDA02-0.40%)	—	06/30/34	143,325
1,257,000	Deutsche Bank A.G.(b)	4*(USISDA30-USISDA02-0.500%)	—	08/28/34	710,205
4,009,000	Deutsche Bank A.G.(b)	4.5*(USISDA30 - USISDA02 - 0.25%)	—	10/31/34	2,285,130
961,000	Deutsche Bank A.G.(b)	4*(USISDA30 - USISDA02 -0.25%)	—	11/26/34	547,770
738,000	Deutsche Bank A.G.(b)	10*(USISDA30-USISDA02) - 8.750%	—	03/27/35	416,970
75,000	Deutsche Bank A.G.(b)	15*(USISDA30 - USISDA02- 0.875%)	—	12/23/35	41,625
100,000	HSBC USA, Inc.(b)	6.250*(USISDA30- USISDA05)	—	05/21/29	72,750
200,000	Lloyds Bank plc(b)	(USISDA30-USISDA05+0.500%) -0.500%	—	01/31/33	114,000
136,000	Lloyds Bank plc(b)	4*(USISDA30-USISDA02 -0.25%)	—	10/25/33	77,520
655,000	Lloyds Bank plc(b)	4*(USISDA30-USISDA02) -1.400%	—	11/27/33	395,722
282,000	Natixis US Medium-Term Note Program, LLC(b)	4*(USISDA30-USISDA02)	—	04/30/34	167,790
1,414,000	Natixis US Medium-Term Note Program, LLC(b)	7.5*(USISDA30-USISDA5-0.25%)	—	07/31/34	841,330
618,000	Natixis US Medium-Term Note Program, LLC(b)	8*(USISDA30-USISDA02)	—	03/31/36	376,980
125,000	NatWest Markets plc(b)	4*(30YR CMS-2YR CMS-.25%)	—	08/18/31	76,250
100,000	NatWest Markets plc(b)	4*(USISDA30 - USISDA02 -0.50%)	—	08/26/31	60,000
202,000	SG Structured Products, Inc.(b)		—	03/31/26	166,650
185,000	SG Structured Products, Inc.(b)	4*(USISDA30 - USISDA02 -0.50%)	—	07/29/31	116,550
744,000	Societe Generale S.A.(b)	10*(USISDA30-USISDA02)	—	10/29/32	472,440
203,000	Societe Generale S.A.(b)	50*(USISDA30-USISDA02)	—	01/31/35	158,340
135,000	STRATS, LLC(d)	US0006M + 1.000%	6.0840	02/15/34	104,409
					11,466,893
	INSTITUTIONAL FINANCIAL SERVICES — 4.2%
41,000	Citigroup Global Markets Holdings, Inc.(b)	8*(USISDA30-USISDA02)	—	04/25/32	25,778

See accompanying notes to consolidated financial statements

EASTERLY INCOME OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 12.7% (Continued)
	INSTITUTIONAL FINANCIAL SERVICES — 4.2% (Continued)
35,000	Citigroup Global Markets Holdings, Inc.(d)		—	11/22/32	$26,250
200,000	Citigroup Global Markets Holdings, Inc.		—	03/29/34	159,000
60,000	Citigroup Global Markets Holdings, Inc.(b)	50*(USISDA30-USISDA02)	—	03/29/34	45,600
50,000	Citigroup Global Markets Holdings, Inc.(b)	5*(USISDA30-USISDA02) -1.250%	—	12/14/36	30,500
365,000	Goldman Sachs Group, Inc. (The)(b)	5*(USISDA30-USISDA05) -	—	03/19/29	268,731
500,000	GS Finance Corporation(b)	7*(USISDA30-USISDA05) -1.75%	—	03/24/31	295,000
97,000	Jefferies Group, LLC / Jefferies Group Capital(b)	(7.5*(USISDA30- USISDA02))	—	05/31/34	56,745
30,000	Jefferies Group, LLC / Jefferies Group Capital(b)	(8*(USISDA30-USISDA02))	—	06/30/37	17,475
1,168,000	Jefferies Group, LLC / Jefferies Group Capital(b)	(9*(USISDA30-USISDA02))	—	07/31/37	689,120
446,000	Jefferies Group, LLC / Jefferies Group Capital(b)	(9*(USISDA10-USISDA02))	—	08/31/37	256,450
150,000	Jefferies Group, LLC / Jefferies Group Capital(b)	(10*(USISDA10- USISDA02))	—	08/31/37	87,375
248,000	Jefferies Group, LLC / Jefferies Group Capital(b)	(10*(USISDA10- USISDA02))	—	09/30/37	141,980
240,000	Jefferies Group, LLC / Jefferies Group Capital(b)	(10*(USISDA10- USISDA02))	—	10/31/37	142,200
110,000	Jefferies Group, LLC / Jefferies Group Capital(b)	(8*(USISDA30-USISDA02))	—	01/31/38	63,938
762,000	Jefferies Group, LLC / Jefferies Group Capital(b)	(7.5*(USISDA30- USISDA02)) + 0.750%	4.0430	02/28/38	502,920
280,000	Jefferies Group, LLC / Jefferies Group Capital(b)	US0003M + 4.000%	5.0000	03/20/40	245,990
115,000	Morgan Stanley(b)	N/A	—	03/21/27	94,013
56,000	Morgan Stanley(b)	(4*(USISDA30-USISDA05))	—	06/28/28	40,740
1,015,000	Morgan Stanley(b)	(8*(USISDA30-USISDA05))	—	09/27/28	751,100
753,000	Morgan Stanley(b)	(5*(USISDA30-USISDA02))	—	10/15/28	557,220
100,000	Morgan Stanley(b)		—	06/29/29	87,000
3,588,000	Morgan Stanley(b)	(10*(USISDA30- USISDA02))	—	04/30/30	2,511,599
1,388,000	Morgan Stanley(b)	(10*(USISDA30- USISDA02))	—	05/29/30	971,600
403,000	Morgan Stanley(b)	(10*(USISDA30- USISDA02))	—	06/30/30	282,100
182,000	Morgan Stanley(b)	(8*(USISDA30-USISDA02))	—	07/31/30	126,490

See accompanying notes to consolidated financial statements

EASTERLY INCOME OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 12.7% (Continued)
	INSTITUTIONAL FINANCIAL SERVICES — 4.2% (Continued)

290,000	Morgan Stanley(b)	(8.5*(USISDA30- USISDA02))	—	08/19/30	$202,275
216,000	Morgan Stanley(b)	(8*(USISDA30-USISDA02))	—	08/31/30	150,120
285,000	Morgan Stanley(b)	(10*(USISDA30- USISDA02))	—	09/30/30	199,500
151,000	Morgan Stanley(b)	(7*(USISDA30-USISDA02))	—	10/30/30	100,038
171,000	Morgan Stanley(b)	(5*(USISDA30-USISDA02))	—	10/30/30	106,935
50,000	Morgan Stanley(b)	(5*(USISDA30-USISDA02))	—	11/30/30	32,500
167,000	Morgan Stanley(b)		—	03/31/31	132,765
20,000	Morgan Stanley(b)		—	03/31/31	15,400
89,000	Morgan Stanley(b)		—	05/31/31	70,310
100,000	Morgan Stanley(b)		—	06/30/31	80,000
114,000	Morgan Stanley(b)		—	07/29/31	90,060
228,200	Morgan Stanley(b)	(7*(USISDA30-USISDA02))	—	09/16/31	146,048
117,000	Morgan Stanley(b)	(6*(USISDA30-USISDA02))	—	01/30/34	71,955
209,000	Morgan Stanley(b)	(4*(USISDA30-USISDA02))	—	03/31/34	117,040
287,000	Morgan Stanley(b)	(4*(USISDA30-USISDA02))	—	05/30/34	160,720
220,000	Morgan Stanley(b)	(4*(USISDA30-USISDA02))	—	07/31/34	123,750
121,000	Morgan Stanley(b)	5*(USISDA30-USISDA02) -	—	08/29/34	70,936
120,000	Morgan Stanley(b)	(5*(USISDA30-USISDA02))	—	09/30/34	69,600
238,000	Morgan Stanley(b)	(5*(USISDA30-USISDA02))	—	10/08/34	138,040
233,000	Morgan Stanley(b)	(7*(USISDA30-USISDA02))	—	10/31/34	139,800
30,000	Morgan Stanley(b)	(5*(USISDA30-USISDA02))	—	11/28/34	17,400
230,000	Morgan Stanley(b)	(4.5*(USISDA30- USISDA02))	—	12/31/34	131,100
304,000	Morgan Stanley(b)	(8*(USISDA30-USISDA02))	—	01/30/35	188,480
473,000	Morgan Stanley(b)	(4*(USISDA30-USISDA02))	—	02/27/35	264,880
438,000	Morgan Stanley(b)	(6*(USISDA30-USISDA02))	—	03/31/35	260,610

See accompanying notes to consolidated financial statements

EASTERLY INCOME OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 12.7% (Continued)
	INSTITUTIONAL FINANCIAL SERVICES — 4.2% (Continued)
532,000	Morgan Stanley(b)	(9*(USISDA30-USISDA02))	—	04/30/35	$414,960
73,000	Morgan Stanley(b)		—	05/29/35	56,940
120,000	Morgan Stanley(b)		—	06/30/35	93,600
268,000	Morgan Stanley(b)		—	07/31/35	209,040
79,000	Morgan Stanley(b)		—	09/30/35	61,620
109,000	Morgan Stanley(b)		—	11/30/35	86,110
134,000	Morgan Stanley(b)	(9*(USISDA30-USISDA02))	—	12/23/35	104,520
816,000	Morgan Stanley(b)	(10*(USISDA30- USISDA02))	—	02/29/36	526,320
					13,110,286
	LEISURE FACILITIES & SERVICES — 0.2%
619,366	Times Square Hotel Trust(c)		8.5280	08/01/26	611,128

	OIL & GAS PRODUCERS — 0.1%
320,000	Petroleos Mexicanos		6.7500	09/21/47	203,823

	REAL ESTATE INVESTMENT TRUSTS — 0.0%(g)
110,000	American Tower Trust #1(c)		3.6520	03/23/28	100,172

	SPECIALTY FINANCE — 4.4%
185,987	Fort Knox Military Housing Privatization Project(d)	US0001M + 0.340%	4.2150	02/15/52	130,122
2,548,787	MM Community Funding III Ltd. / MM Community(c),(d)	US0006M + 2.050%	6.9810	05/01/32	2,319,397
498,000	Morgan Stanley Finance, LLC(b)	15%*(USISDA30 - USISDA02)	—	04/30/33	336,150
541,000	Morgan Stanley Finance, LLC(b)	(10*(USISDA30- USISDA02))	—	06/30/36	359,765
215,000	Morgan Stanley Finance, LLC(b)	(15*(USISDA30- USISDA02))	—	07/29/36	148,350
3,474,000	Morgan Stanley Finance, LLC(b)	(20*(USISDA30- USISDA02))	—	08/31/36	2,431,799
788,000	Morgan Stanley Finance, LLC(b)	(20*(USISDA30- USISDA02))	—	09/30/36	559,480
4,218,000	Morgan Stanley Finance, LLC(b)	(20*(USISDA30- USISDA02))	—	11/29/36	2,952,599
1,269,000	Morgan Stanley Finance, LLC(b)	(20*(USISDA30- USISDA02))	—	01/31/37	888,300

See accompanying notes to consolidated financial statements

EASTERLY INCOME OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 12.7% (Continued)
	SPECIALTY FINANCE — 4.4% (Continued)
361,000	Morgan Stanley Finance, LLC(b)	(20*(USISDA30- USISDA02))	—	04/28/37	$252,700
267,000	Morgan Stanley Finance, LLC(b)	(20*(USISDA30- USISDA02))	—	07/31/37	189,570
158,000	Morgan Stanley Finance, LLC(b)	(20*(USISDA30- USISDA02))	—	09/29/37	112,180
2,014,000	Morgan Stanley Finance, LLC(b)	(10*(USISDA30- USISDA02))	—	09/29/37	1,258,750
1,000,000	OWS Cre Funding I, LLC(c),(d)	US0001M + 4.900%	8.6680	09/15/23	953,827
267,852	Preferred Term Securities IV Ltd. / Preferred Term(c),(d)	US0003M + 2.250%	5.7770	12/23/31	256,870
80,244	Preferred Term Securities X Ltd. / Preferred Term(c),(d)	US0003M + 0.860%	4.5010	07/03/33	74,844
634,876	Select Notes Trust LT 2003-1		5.9100	02/22/33	511,232
					13,735,935

	TOTAL CORPORATE BONDS (Cost $55,057,770)				40,002,627

	NON U.S. GOVERNMENT & AGENCIES — 0.3%
	SOVEREIGN — 0.1%
200,000	Argentina Bonar Bonds(e)		0.5000	07/09/30	43,261
24,086	Argentine Republic Government International Bond		1.0000	07/09/29	6,190
1,185,000	Argentine Republic Government International Bond(e)		1.5000	07/09/35	278,516
					327,967
	SUPRANATIONAL — 0.2%
964,000	International Bank for Reconstruction &(b)		—	06/30/34	578,400

	TOTAL NON U.S. GOVERNMENT & AGENCIES (Cost $1,425,432)				906,367

	U.S. GOVERNMENT & AGENCIES — 0.0%(g)
	AGENCY MBS OTHER — 0.0%(g)
37,083	Fannie Mae Pool 257064		4.5000	11/01/37	36,261
84,854	Ginnie Mae II Pool BU6365(b)		4.6170	04/20/70	83,878
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $124,569)				120,139

	TOTAL INVESTMENTS — 95.3% (Cost $332,974,197)				$300,663,661
	OTHER ASSETS IN EXCESS OF LIABILITIES- 4.7%				14,674,286
	NET ASSETS - 100.0%				$315,337,947

See accompanying notes to consolidated financial statements

EASTERLY INCOME OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022

CREDIT DEFAULT SWAP AGREEMENTS

	Payment		Fixed Deal (Pay)				Amortized Upfront	Unrealized
Description	Frequency	Counterparty	Rate	Maturity Date	Notional Value	Fair Value	Payments Paid	Appreciation
Morgan Stanley 3.75% 2/25/23	Annual	GS	1.00%	6/20/2025	$20,000,000	(201,654)	(200,785)	$(869)

INTEREST RATE SWAP
	Payment		Fixed Deal (Pay)				Amortized Upfront	Unrealized
Reference Entity	Frequency	Counterparty	Rate	Maturity Date	Notional Value	Fair Value	Payments Paid	Appreciation
1 Year SOFR Compound Index	Annual	GS	0.9975%	1/25/2024	$100,000,000	4,711,000	—	$4,711,000

LLC	- Limited Liability Company

LP	- Limited Partnership

LTD	- Limited Company

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

REMIC	- Real Estate Mortgage Investment Conduit

S/A	- Société Anonyme

GS	Goldman Sachs

12MTA	Federal Reserve US 12 Month Cumulative Avg 1 Year CMT

CMS2	2 Year Constant Maturity Swap Rate

CMS5	5 Year Constant Maturity Swap Rate

CMS10	10 Year Constant Maturity Swap Rate

CMS30	30 Year Constant Maturity Swap Rate

ECOFC	Enterprise 11th District Cost of Funds Index

EUR003M	Euribor 3 Month ACT/360

EUR006M	Euribor 6 Month ACT/360

H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year

PRIME	Prime Rate by Country United States

SOFR30A	United States 30 Day Average SOFR Secured Overnight Financing Rate

US0001M	ICE LIBOR USD 1 Month

US0003M	ICE LIBOR USD 3 Month

US0006M	ICE LIBOR USD 6 Month

USISDA02	2 Year Swap

USISDA05	5 Year Swap

USISDA30	30 Year Swap

(a)	Interest only securities.

(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(c)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of November 30, 2022 the total market value of 144A securities is $191,109,837 or 60.6% of net assets.

(d)	Variable rate security; the rate shown represents the rate on November 30, 2022.

(e)	Step bond. Coupon rate is fixed rate that changes on a specified date. The rate shown is the current rate at November 30, 2022.

(f)	Zero coupon bond.

(g)	Percentage rounds to less than 0.1%.

(h)	Rate disclosed is the seven day effective yield as of November 30, 2022.

See accompanying notes to consolidated financial statements

EASTERLY FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2022

	Easterly
	Total Hedge
	Portfolio	Easterly Income
	(Consolidated)	Opportunities Fund
Assets:
Investments in Affiliates, at cost	$3,249,182	$—
Investments in Unaffiliated securities, at cost	27,068,782	332,974,197
Total Investments, at cost	$30,317,964	$332,974,197

Investments in Affiliates, at value	$2,947,124	$—
Investments in Unaffiliated securities, at value	25,094,988	300,663,661
Total Investments, at value	$28,042,112	$300,663,661
Cash	28,910	8,821,353
Foreign Cash ($14,262 and $16,192)	14,262	16,248
Deposit in collateral account for Swaps	1,923,763	1,390,000
Unrealized appreciation on swaps	246,004	4,710,131
Unrealized appreciation on forward currency exchange contracts	4,331	—
Receivable for securities sold	—	65,220
Receivable for open swaps	22,624	—
Receivable for fund shares sold	—	290,301
Interest and dividends receivable	2,720	1,193,210
Prepaid expenses and other assets	34,261	241,434
Total Assets	30,318,987	317,391,558

Liabilities:
Line of Credit	—	1,000,000
Payable for securities purchased	13,387	—
Payable for fund shares redeemed	1,018	423,442
Premiums received on swaps	—	200,785
Interest Payable	—	5,250
Administration fees payable	9,351	113,240
Unrealized depreciation on forward currency exchange contracts	6,478	—
Payable to manager	14,882	248,541
Trustee fees payable	—	77
Payable for distribution (12b-1) fees	—	12,634
Compliance officer fees payable	1,771	2,652
Accrued expenses and other liabilities	21,894	46,990
Total Liabilities	68,781	2,053,611

Net Assets	$30,250,206	$315,337,947

Net Assets:
Par value of shares of beneficial interest	$29,326	$321,121
Paid in capital	34,082,661	344,469,295
Accumulated loss	(3,861,781)	(29,452,469)
Net Assets	$30,250,206	$315,337,947

Net Asset Value Per Share
Class A
Net Assets	$—	$11,247,030
Shares of beneficial interest outstanding	—	1,124,822
Net asset value	$—	$10.00
Offering price per share (maximum sales charge of 2.00%)	$—	$10.20

Class C
Net Assets	$—	$4,467,117
Shares of beneficial interest outstanding	—	457,685
Net asset value/offering price per share	$—	$9.76

Class I
Net Assets	$13,416,549	$206,629,828
Shares of beneficial interest outstanding	1,311,583	21,169,044
Net asset value/offering price per share	$10.23	$9.76

Class R6
Net Assets	$16,833,657	$92,993,972
Shares of beneficial interest outstanding	$1,621,058	$9,360,542
Net asset value/offering price per share	$10.38	$9.93

See accompanying notes to consolidated financial statements.

EASTERLY FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended November 30, 2022

	Easterly
	Total Hedge
	Portfolio	Easterly Income
	(Consolidated)	Opportunities Fund
Investment Income:
Dividend income	$699,804	$—
Interest income	4,440	16,289,997
Dividend income from Affiliates	273,152	—
Less: Foreign withholding taxes	(6,463)	—
Total Investment Income	970,933	16,289,997

Operating Expenses:
Management fees	311,016	4,035,365
Distribution (12b-1) fees
Class A Shares	—	36,580
Class C Shares	—	51,997
Administration fees	29,565	390,244
Shareholder servicing fees	27,363	280,648
Interest expenses	4,163	231,018
Transfer Agent fees	25,814	115,620
Registration fees	18,092	103,709
Printing and postage expense	4,025	81,215
Custodian fees	52,653	63,342
Legal fees	47,297	54,860
Audit fees	13,317	22,534
Trustees’ fees	15,226	15,168
Compliance officer fees	7,291	7,999
Insurance expense	457	5,501
Miscellaneous expenses	17,566	15,819
Total Operating Expenses	573,845	5,511,619

Less: Expenses waived	(194,686)	(552,449)
Total Waivers	(194,686)	(552,449)

Net Operating Expenses	379,159	4,959,170

Net Investment Income	591,774	11,330,827

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments and Foreign currency transactions	(1,715,398)	(1,243,145)
Distribution of realized gain (loss) by underlying investment companies	103,964	—
Affiliated Investments	(182,088)	—
Options Purchased	(11,137)	—
Options Written	52,970	—
Swaps	(74,502)	(202,777)
Net realized gain (loss) from:	(1,826,191)	(1,445,922)

Net change in unrealized appreciation (depreciation) on:
Investments and Foreign currency translations	(1,216,042)	(37,823,722)
Affiliated Investments	(333,205)	—
Options Purchased	(30,741)	—
Options Written	28,106	—
Swaps	219,308	4,811,464
Net change in unrealized depreciation	(1,332,574)	(33,012,258)
Net Realized and Unrealized Loss on investments	(3,158,765)	(34,458,180)

Net decrease in Net Assets Resulting From Operations	$(2,566,991)	$(23,127,353)

See accompanying notes to consolidated financial statements.

EASTERLY FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	Easterly Total Hedge Portfolio			Easterly Income Opportunities Fund
	(Consolidated)
	Year Ended	Year Ended		Year Ended	Year Ended
	November 30, 2022	November 30, 2021		November 30, 2022	November 30, 2021

Operations:
Net investment income	$591,774	$168,172		$11,330,827	$8,685,906
Net realized gain (loss) on investments	(1,826,191)	1,774,397		(1,445,922)	4,899,093
Net change in unrealized depreciation on investments	$(1,332,574)	(1,247,314)		(33,012,258)	(776,595)
Net increase (decrease) in net assets resulting from operations	(2,566,991)	695,255		(23,127,353)	12,808,404

Distributions to Shareholders:
Total Distributions:
Class I	(452,553)	(86,170)		(11,276,015)	(9,539,450)
Class A	—	(845)		(694,638)	(838,592)
Class C	—	(745)		(220,813)	(215,709)
Class R6	(1,935,569)	(85,657)		(4,185,637)	(3,808,909)
Total Dividends and Distributions to Shareholders	(2,388,122)	(173,417)		(16,377,103)	(14,402,660)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class I	10,757,841	1,569,771	**	152,840,023	164,764,377
Class A	—	3,700		5,758,497	15,195,711
Class C	—	—		1,295,088	3,836,898
Class R6	3,683,761	28,113,250		65,569,643	22,396,032
Reinvestment of dividends and distributions
Class I	452,554	86,170		9,641,868	7,698,232
Class A	—	845		595,386	746,916
Class C	—	457		145,951	141,008
Class R6	1,288,566	67,479		3,151,949	2,820,353
Cost of shares redeemed
Class I	(3,785,429)	(240,231)		(144,056,411)	(68,480,268)
Class A	—	(58,467	) **	(9,048,548)	(12,679,013)
Class C	—	(47,536	) **	(1,958,764)	(1,586,860)
Class R6	(14,789,261)	(3,060,040)		(26,663,270)	(26,011,648)
Net increase (decrease) in net assets from share transactions of beneficial interest	(2,391,968)	26,435,398		57,271,412	108,841,738

Total Increase (Decrease) in Net Assets	(7,347,081)	26,957,236		17,766,956	107,247,482

Net Assets:
Beginning of year	37,597,287	10,640,051		297,570,991	190,323,509
End of year	$30,250,206	$37,597,287		$315,337,947	$297,570,991

Share Activity
Shares sold
Class I	1,039,318	135,321	**	14,665,435	14,925,443
Class A	—	325		539,809	1,346,418
Class C	—	—		124,464	347,401
Class R6	338,247	2,333,709		6,108,852	2,002,196
Shares Reinvested
Class I	40,227	7,680		930,035	702,539
Class A	—	76		55,732	66,701
Class C	—	41		13,964	12,887
Class R6	113,231	5,972		300,790	255,138
Shares redeemed
Class I	(365,236)	(20,480)		(13,970,464)	(6,191,715)
Class A	—	(5,053	) **	(861,927)	(1,120,620)
Class C	—	(4,148	) **	(191,272)	(143,536)
Class R6	(1,391,656)	(254,635)		(2,547,727)	(2,327,404)
Net Increase (decrease) in shares of beneficial interest	(225,869)	2,198,808		5,167,691	9,875,448

*	Less than $1.00.

**	Share Transactions of Beneficial Interest and Share Activity include the Conversion of Class A and C shares into I shares (see note 1).

***	Less than 1 share.

See accompanying notes to consolidated financial statements.

EASTERLY FUNDS
FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Easterly Total Hedge Portfolio
	Class I
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2022	2021	2020	2019	2018
	(Consolidated)
Net Asset Value, Beginning of Year	$11.80	$11.05	$10.49	$10.13	$10.40
Income (Loss) from Investment Operations:
Net investment income (1)	0.15	0.08	0.21	0.18	0.12
Net realized and unrealized gain (loss)	(0.96)	0.85	0.74	0.46	(0.30)
Total from investment operations	(0.81)	0.93	0.95	0.64	(0.18)
Dividends and Distributions:
Dividends from net investment income	(0.24)	—	(0.39)	(0.17)	(0.07)
Distributions from realized gains	(0.52)	(0.18)	—	(0.11)	(0.02)
Total dividends and distributions	(0.76)	(0.18)	(0.39)	(0.28)	(0.09)

Net Asset Value, End of Year/Period	$10.23	$11.80	$11.05	$10.49	$10.13

Total Return*	(7.47)%	8.51%	9.39%	6.54%	(1.73)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$13,417	$7,049	$5,247	$5,095	$4,523
Ratio of gross operating expenses to average net assets including interest expense (2,3)	1.84%	1.89%	2.25%	2.53%	2.50%
Ratio of net operating expenses to average net assets including interest expense (2,4)	1.49%	1.51%	1.52%	1.52%	1.49%
Ratio of net investment income (loss) after expense reimbursement to average net assets (2,7)	1.46%	0.70%	2.10%	1.74%	1.19%
Portfolio Turnover Rate	186%	127%	117%	114%	195%

	Easterly Total Hedge Portfolio
	Class R6
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2022	2021	2020	2019	2018
	(Consolidated)
Net Asset Value, Beginning of Year	$11.93	$11.12	$10.52	$10.14	$10.40
Income (Loss) from Investment Operations:
Net investment income (1)	0.23	0.10	0.25	0.20	0.16
Net realized and unrealized gain (loss)	(1.02)	0.89	0.74	0.46	(0.33)
Total from investment operations	(0.79)	0.99	0.99	0.66	(0.17)
Dividends and Distributions:
Dividends from net investment income	(0.24)	—	(0.39)	(0.17)	(0.07)
Distributions from realized gains	(0.52)	(0.18)	—	(0.11)	(0.02)
Total dividends and distributions	(0.76)	(0.18)	(0.39)	(0.28)	(0.09)

Net Asset Value, End of Year/Period	$10.38	$11.93	$11.12	$10.52	$10.14

Total Return*	(7.20)%	9.01%	9.75%	6.73%	(1.63)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$16,834	$30,549	$5,297	$5,565	$8,233
Ratio of gross operating expenses to average net assets including interest expense (2,5)	1.84%	1.66%	2.25%	2.53%	2.38%
Ratio of net operating expenses to average net assets including interest expense (2,6)	1.12%	1.14%	1.15%	1.35%	1.39%
Ratio of net investment income after expense reimbursement to average net assets (2,7)	2.17%	0.83%	2.50%	2.00%	1.54%
Portfolio Turnover Rate	186%	127%	117%	114%	195%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(3)	Ratio of gross operating expenses to average net assets excluding interest expense (2)	1.83%	1.86%	2.22%	2.50%	2.50%

(4)	Ratio of net operating expenses to average net assets excluding interest expense (2)	1.48%	1.48%	1.49%	1.49%	1.49%

(5)	Ratio of gross operating expenses to average net assets excluding interest expense (2)	1.83%	1.63%	2.22%	2.50%	2.38%

(6)	Ratio of net operating expenses to average net assets excluding interest expense (2)	1.11%	1.11%	1.12%	1.32%	1.39%

(7)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

See accompanying notes to financial statements.

EASTERLY FUNDS
FINANCIAL HIGHLIGHTS (For a share outstanding throughout the year/period)

	Easterly Income Opportunities Fund
	Class A
	For the	For the		For the		For the		For the
	Year Ended	Year Ended		Year Ended		Year Ended		Period Ended
	November 30,	November 30,		November 30,		November 30,		November 30,
	2022	2021		2020		2019		2018 (1)

Net Asset Value, Beginning of Year	$11.26	$11.35		$10.68		$10.16		$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	0.32	0.36		0.42		0.41		0.10
Net realized and unrealized gain	(1.07)	0.24		0.95		0.46		0.06
Total from investment operations	(0.75)	0.60		1.37		0.87		0.16
Dividends and Distributions:
Dividends from net investment income	(0.34)	(0.38)		(0.52)		(0.34)		—
Distributions from realized gains	(0.17)	(0.31)		(0.18)		(0.01)		—
Total dividends and distributions	(0.51)	(0.69)		(0.70)		(0.35)		—
Redemption Fees	—	—		—		0.00	**	—

Net Asset Value, End of Year/Period	$10.00	$11.26		$11.35		$10.68		$10.16

Total Return*	(6.84)%	5.44	% #	13.54	% #	8.67	% #	1.60%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$11,247	$15,664		$12,466		$435		$19
Ratio of gross operating expenses to average net assets including interest expense (5,6)	1.86%	1.86%		2.01%		2.38%		2.18	% (3)
Ratio of net operating expenses to average net assets including interest expense (5,7)	1.80%	1.76%		1.79%		1.74%		1.74	% (3)
Ratio of net investment income (loss) after expense reimbursement to average net assets (5,10)	3.01%	3.18%		3.89%		3.84%		3.27	% (3)
Portfolio Turnover Rate	77%	84%		132%		111%		37	% (4)

	Easterly Income Opportunities Fund
	Class C
	For the	For the		For the		For the		For the
	Year Ended	Year Ended		Year Ended		Year Ended		Period Ended
	November 30,	November 30,		November 30,		November 30,		November 30,
	2022	2021		2020		2019		2018 (1)

Net Asset Value, Beginning of Year	$11.00	$11.10		$10.45		$10.16		$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	0.23	0.27		0.33		0.32		0.10
Net realized and unrealized gain	(1.04)	0.24		0.93		0.31		0.06
Total from investment operations	(0.81)	0.51		1.26		0.63		0.16
Dividends and Distributions:
Dividends from net investment income	(0.26)	(0.30)		(0.43)		(0.33)		—
Distributions from realized gains	(0.17)	(0.31)		(0.18)		(0.01)		—
Total dividends and distributions	(0.43)	(0.61)		(0.61)		(0.34)		—
Redemption Fees	—	—		—		—		—

Net Asset Value, End of Year/Period	$9.76	$11.00		$11.10		$10.45		$10.16

Total Return*	(7.50)%	4.71%		12.62%		6.24	% #	1.60%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$4,467	$5,616		$3,262		$1,468		$0	***
Ratio of gross operating expenses to average net assets including interest expense (5,8)	2.61%	2.61%		2.81%		3.11%		3.01	% (3)
Ratio of net operating expenses to average net assets including interest expense (5,9)	2.55%	2.51%		2.54%		2.49%		2.49	% (3)
Ratio of net investment income (loss) after expense reimbursement to average net assets (5,10)	2.28%	2.41%		3.12%		3.09%		3.27	% (3)
Portfolio Turnover Rate	77%	84%		132%		111%		37	% (4)

(1)	Class A and Class C commenced operations on August 14, 2018. Start of performance is August 21, 2018.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(3)	Annualized for periods less than one year.

(4)	Not annualized.

(5)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(6)	Ratio of gross operating expenses to average net assets excluding interest expense (5)	1.79%	1.83%	1.96%	2.38%	2.18	% (3)

(7)	Ratio of net operating expenses to average net assets excluding interest expense (5)	1.73%	1.73%	1.74%	1.74%	1.74	% (3)

(8)	Ratio of gross operating expenses to average net assets excluding interest expense (5)	2.54%	2.58%	2.76%	3.11%	3.01	% (3)

(9)	Ratio of net operating expenses to average net assets excluding interest expense (5)	2.48%	2.48%	2.49%	2.49%	2.49	% (3)

(10)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

***	Less than 1,000.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

See accompanying notes to financial statements.

EASTERLY FUNDS
FINANCIAL HIGHLIGHTS (For a share outstanding throughout the year/period)

	Easterly Income Opportunities Fund
	Class I
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2022	2021	2020	2019	2018 (1)

Net Asset Value, Beginning of Year	$11.00	$11.10	$10.46	$10.15	$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	0.34	0.38	0.44	0.40	0.07
Net realized and unrealized gain	(1.05)	0.23	0.93	0.30	0.08
Total from investment operations	(0.71)	0.61	1.37	0.70	0.15
Dividends and Distributions:
Dividends from net investment income	(0.36)	(0.40)	(0.55)	(0.38)	—
Distributions from realized gains	(0.17)	(0.31)	(0.18)	(0.01)	—
Total dividends and distributions	(0.53)	(0.71)	(0.73)	(0.39)	—
Redemption Fees	—	—	—	0.00 **	0.00	**

Net Asset Value, End of Year/Period	$9.76	$11.00	$11.10	$10.46	$10.15

Total Return*	(6.58)%	5.74%	13.80%	6.97%	1.50%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$206,630	$215,003	$112,226	$4,982	$1,007
Ratio of gross operating expenses to average net assets including interest expense (5,6)	1.61%	1.61%	1.79%	1.99%	2.01	% (3)
Ratio of net operating expenses to average net assets including interest expense (5,7)	1.55%	1.51%	1.54%	1.49%	1.49	% (3)
Ratio of net investment income (loss) after expense reimbursement to average net assets (5,10)	3.29%	3.40%	4.11%	3.88%	2.30	% (3)
Portfolio Turnover Rate	77%	84%	132%	111%	37	% (4)

	Easterly Income Opportunities Fund
	Class R6
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2022	2021	2020	2019	2018 (1)

Net Asset Value, Beginning of Year	$11.15	$11.20	$10.51	$10.16	$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	0.38	0.43	0.48	0.43	0.07
Net realized and unrealized gain	(1.07)	0.23	0.94	0.31	0.08
Total from investment operations	(0.69)	0.66	1.42	0.74	0.15
Dividends and Distributions:
Dividends from net investment income	(0.36)	(0.40)	(0.55)	(0.38)	—
Distributions from realized gains	(0.17)	(0.31)	(0.18)	(0.01)	—
Total dividends and distributions	(0.53)	(0.71)	(0.73)	(0.39)	—
Redemption Fees	—	—	—	0.00 **	0.01

Net Asset Value, End of Year/Period	$9.93	$11.15	$11.20	$10.51	$10.16

Total Return*	(6.30)%	6.16%	14.23%	7.36%	1.60%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$92,994	$61,289	$62,369	$30,209	$34,604
Ratio of gross operating expenses to average net assets including interest expense (5,8)	1.61%	1.63%	1.80%	1.93%	1.87	% (3)
Ratio of net operating expenses to average net assets including interest expense (5,9)	1.18%	1.14%	1.17%	1.13%	1.49	% (3)
Ratio of net investment income (loss) after expense reimbursement to average net assets (5,10)	3.68%	3.82%	4.51%	4.11%	2.27	% (3)
Portfolio Turnover Rate	77%	84%	132%	111%	37	% (4)

(1)	Class I and Class R6 commenced operations on August 14, 2018. Start of performance is August 21, 2018.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(3)	Annualized for periods less than one year.

(4)	Not annualized.

(5)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(6)	Ratio of gross operating expenses to average net assets excluding interest expense (5)	1.54%	1.58%	1.74%	2.00%	2.01	% (3)

(7)	Ratio of net operating expenses to average net assets excluding interest expense (5)	1.48%	1.48%	1.49%	1.49%	1.49	% (3)

(8)	Ratio of gross operating expenses to average net assets excluding interest expense (5)	1.54%	1.61%	1.75%	1.93%	1.87	% (3)

(9)	Ratio of net operating expenses to average net assets excluding interest expense (5)	1.11%	1.11%	1.12%	1.13%	1.49	% (3)

(10)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

See accompanying notes to financial statements.

EASTERLY FUNDS
NOTES TO FINANCIAL STATEMENTS
(Consolidated with respect to the Easterly Total Hedge Portfolio)
Year Ended November 30, 2022

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

James Alpha Fund Trust dba Easterly Funds Trust (the “Trust”) was organized in 2020, as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently consists of nine series. These financial statements include the following two series: The Easterly Total Hedge Portfolio and Easterly Income Opportunities Fund (formerly Easterly Structured Credit Value Fund).

The Easterly Total Hedge Portfolio and Easterly Income Opportunities Fund are diversified funds.

Easterly Funds LLC serves as the Funds’ Advisor. Orange Investment Advisors LLC serves as Easterly Income Opportunities Fund’s Sub-Advisor.

Fund	Primary Objective
Easterly Total Hedge	Long-term risk adjusted returns relative to traditional financial market indices.
Easterly Income Opportunities	High level of risk adjusted current income and capital appreciation with a secondary objective of capital preservation.

Currently, Easterly Income Opportunities Fund offers Class A, Class C, Class I and Class R6 shares and Easterly Total Hedge Portfolio offers Class I and Class R6. Class A shares are offered at net asset value plus a maximum sales load of 2.00%. Class C shares are offered subject to a CDSC of 1.00%. Class I and Class R6 shares are offered at net asset value. Each class represents an interest in the same assets of the applicable Fund, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges. Class R6 shares are only available to certain qualified investors and the minimum initial investment will vary depending on the type of qualified investor. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

The following is a summary of significant accounting policies followed by the Funds in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

(a) Valuation of Investments

Investment securities listed on a national securities exchange are valued at the last reported sale price on the valuation date. NASDAQ traded securities are valued at the NASDAQ Official Closing Price (NOCP). If there are no such reported sales, the securities are valued at the mean between current bid and ask. Short-term debt securities having a remaining maturity of sixty days or less may be valued at amortized cost or amortized value, which approximates market value. Debt securities may be valued at prices supplied by the Funds’ pricing services based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Options listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the last bid and ask price. Options not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean of the current bid and asked prices. Swap transactions are valued through an independent pricing service or at fair value based on daily price reporting from the swap counterparty issuing the swap. Total return swaps on securities listed on an exchange shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees (the “Board”). There is no single standard for determining the fair value of such securities. Rather, in determining the fair value of a security, the board-appointed Valuation Designee shall take into account the relevant factors and surrounding circumstances, a few of which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that could be used to determine the fair value of a security. Foreign currency and Forward currency exchange contracts are valued daily at the London close each day. Investments in foreign countries may involve certain considerations and risks not typically associated with domestic investments, including, but not limited to, the possibility of future political and economic developments and the level of government supervision and regulation of foreign securities markets.

Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. Easterly and the sub-adviser to the Easterly Income Opportunities Fund may, in their discretion, value an odd lot fixed income security at what Easterly and the sub-adviser believe is a fair price and not the pricing service price if Easterly and the sub-adviser deem the price provided by the pricing service to not represent its fair value.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based upon the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

The Funds utilize various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

EASTERLY FUNDS
NOTES TO FINANCIAL STATEMENTS
(Consolidated with respect to the Easterly Total Hedge Portfolio)
Year Ended November 30, 2022 (Continued)

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of November 30, 2022, for the Fund’ assets and liabilities measured at fair value:

Easterly Total Hedge

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$22,898,225	$—	$—	$22,898,225
Exchange Traded Notes	1,690	—	—	1,690
Open Ended Funds	5,142,197	—	—	5,142,197
Total	$28,042,112	—	—	$28,042,112
Asset Derivatives
Forward Currency Contracts	$—	$4,331	$—	$4,331
Total Return Swap	—	246,004	—	246,004
Total Assets	$28,042,112	$250,335	$—	$28,292,447
Liability Derivatives
Forward Currency Contracts	$—	$6,478	$—	$6,478
Total Liabilities	$—	$6,478	$—	$6,478

Easterly Income Opportunities

Assets*	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$259,461,058	$—	$259,461,058
Collateralized Mortgage Obligations	—	173,470	—	173,470
Corporate Bonds	—	40,002,627	—	40,002,627
Non U.S. Government & Agencies	—	906,367	—	906,367
U.S. Government & Agencies	—	120,139	—	120,139
Interest Rate Swap	—	4,711,000	—	4,711,000
Total Assets	$—	$305,374,661	$—	305,374,661
Liability Derivatives
Credit Default Swap	$—	$869	$—	$869
Total Liabilities	$—	$869	$—	$869

There were no level 3 securities held during the year.

*	Refer to the Schedules of Investments for industry or category classifications.

Consolidation of Subsidiaries – James Alpha Total Hedge Cayman Fund Ltd (Easterly Total Hedge-CFC). The Consolidated Portfolios of Investments, Consolidated Statements of Assets and Liabilities, Consolidated Statements of Operations, Consolidated Statements of Changes in Net Assets and the Consolidated Financial Highlights of the Fund include the accounts of Easterly Total Hedge, which include the accounts of Easterly Total Hedge-CFC, which is a wholly-owned and controlled foreign subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. The Fund may invest up to 25% of their total assets in a controlled foreign corporation (“CFC”), which acts as an investment vehicle in order to affect certain investments consistent with the Funds’ investment objectives and policies.

A summary of each Fund’s investment in its respective CFC is as follows:

	Inception Date of	CFC Net Assets as of	% of Net Assets as of
	CFC	November 30, 2022	November 30, 2022
Easterly Total Hedge - CFC	10/13/2016	278,012	0.92%

For tax purposes, the CFC is an exempted Cayman investment companies. The CFC has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the CFC is a controlled foreign corporation which generates and is allocated no income which is considered effectively connected with U.S. trade of business and as such is not subject

EASTERLY FUNDS
NOTES TO FINANCIAL STATEMENTS
(Consolidated with respect to the Easterly Total Hedge Portfolio)
Year Ended November 30, 2022 (Continued)

to U.S. income tax. However, as a wholly-owned controlled foreign corporation, the CFCs net income and capital gain, to the extent of its earnings and profits, will be included each year in the respective Fund’s investment company taxable income.

(b) Federal Income Tax

It is each Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended November 30, 2019 to November 30, 2021, or expected to be taken in the Funds’ November 30, 2022 year-end tax returns.

The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years or expected to be taken in the Funds’ November 30, 2022 year-end tax returns. The Funds identify its major tax jurisdictions as U.S. Federal, New York and foreign jurisdictions where the Funds make significant investments. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended November 30, 2022, the Funds did not incur any interest or penalties.

(c) Security Transactions and Other Income

Security transactions are reflected for financial reporting purposes as of the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis including premium amortized and discount accreted. All paydown gains and losses are classified as interest income in the accompanying Statements of Operations in accordance with U.S. GAAP. Discounts and premiums on securities purchased are accreted and amortized, over the lives of the respective securities with a corresponding increase/decrease in the cost basis of that security using the yield to maturity method, or where applicable, the first call date of the security. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

(d) Dividends and Distributions

The following table summarizes each Fund’s intended dividend and capital gain declaration policy:

Fund	Income Dividends	Capital Gains
Easterly Total Hedge	Annually	Annually
Easterly Income Opportunities	Monthly	Annually

Each Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are either permanent or temporary in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-surplus or tax return of capital. These reclassifications have no effect on net assets, results from operations or net asset value per share of each Fund.

(e) Allocation of Expenses

Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

(f) Indemnification

The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

(g) Other

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Foreign currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the company’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

EASTERLY FUNDS
NOTES TO FINANCIAL STATEMENTS
(Consolidated with respect to the Easterly Total Hedge Portfolio)
Year Ended November 30, 2022 (Continued)

Foreign currency contracts. Certain Funds may enter into foreign currency exchange contracts. Because various Funds may invest in securities denominated in foreign currencies, they may seek to hedge foreign currency risks by engaging in foreign currency exchange transactions. These may include buying or selling foreign currencies on a spot basis, entering into foreign currency forward contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Currency exchange rates may fluctuate significantly over short periods and can be subject to unpredictable change based on such factors as political developments and currency controls by foreign governments

Market Disruptions Risk. The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19), which can negatively impact the securities markets and cause the Fund to lose value.

The spread of COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Funds hold, and may adversely affect the Funds’ investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the marketplace and the jobs market. The impact of COVID-19 could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of the Funds’ securities or other assets. Such impacts may adversely affect the performance of the Funds.

2.	MANAGEMENT FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

(a) Easterly Funds LLC acts as investment manager for the Funds pursuant to the terms of a Management Agreement with the Trust, on behalf of the Funds (the “Management Agreement”). Under the terms of the Management Agreement, the Manager manages the investment operations of the Funds in accordance with each Fund’s respective investment policies and restrictions. Each investment sub-advisor is responsible for the day-to-day management of its Fund’s portfolios. Easterly Funds LLC serves the Funds in a supervision capacity with responsibility to monitor the performance of the Funds’ outside service providers, assist in the review of financial statements and other regulatory filings and board meeting materials related to each Fund. The management fees are payable to Easterly Funds LLC monthly by each Fund and are computed daily as shown in the table below. The Funds’ subadvisors are paid by the manager, not the Funds.

(b) Pursuant to an operating expense limitation agreement between Easterly Funds LLC and the Funds, Easterly Funds LLC has contractually agreed to waive all or a portion of its advisory fee and/or pay expenses of the Fund so that total annual Fund operating expenses (excluding front-end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) do not exceed the expense limitation shown in the table below, and is based on the Funds’ average daily net assets. This operating expense limitation agreement cannot be terminated during its term. Easterly Funds LLC is permitted to seek reimbursement from the Fund, subject to limitations, for management fees waived and Fund expenses it paid within three (3) years of the end of the fiscal year in which such management fees were waived or expenses paid, as long as the reimbursement does not cause the Fund’s operating expenses to exceed (i) the expense cap in place at the time the fees were waived or the expenses were incurred; or (ii) the current expense cap, whichever is less. The expense limitation agreement will be in effect through March 31, 2024.

							Managament
							Fee Waived/
	Management	Expenses Limitation					Expenses Reimbursed
Fund	Agreement	Cl A	Cl C	Cl I	CL R6	Expires	YT D 11/30/22
Easterly Total Hedge	1.00%	N/A	N/A	1.48%	1.11%	3/31/2024	194,686
Easterly Income Opportunities	1.20%	1.73%	2.48%	1.48%	1.11%	3/31/2024	552,449

The following table shows the available waived expenses and expiration date for each Fund subject to potential recovery.

Fund	11/30/2023	11/30/2024	11/30/2025
Easterly T otal Hedge	$96,283	$101,288	$194,686
Easterly Income Opportunities	441,960	472,087	552,449

(c) Ultimus Fund Distributors, LLC (“UFD”) is the Trust’s Distributor. The Trust with respect to Easterly Income Opportunities has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) with respect to the sale and distribution of Class A and C shares of the Funds. The Plan provides that the Fund will pay UFD and other entities, including a broker-dealer affiliate of the Adviser, are paid pursuant to the Plans provided and the expenses borne by the distributor and others in the distribution of Fund shares a fee, which is accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of Class A shares and 1.00% of the average daily net assets of each of the Funds’ Class C shares. The aggregate of such service fee payments will not exceed 0.25% of average daily net assets.

For the year ended, November 30, 2022, UFD received sales charges on sales of the Funds’ Class A shares.

Fund	UFD Sales Charges
Class A
Easterly Income Opportunities	16,188

EASTERLY FUNDS
NOTES TO FINANCIAL STATEMENTS
(Consolidated with respect to the Easterly Total Hedge Portfolio)
Year Ended November 30, 2022 (Continued)

(d) Ultimus Fund Solutions, LLC (“UFS”), an affiliate of UFD provides administrative, fund accounting and transfer agency services to the Funds pursuant to agreements with the Trust, for which it receives from each Fund: (i) a minimum annual fee or basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

(e) Affiliated Investments — The Funds’ transactions with affiliates represent holdings for which the respective Fund and the underlying investee fund have the same investment advisor or where the investee fund’s investment advisor is under common control with the Fund’s investment advisor. Companies which are affiliates of the Funds at November 30, 2022, are noted in the Fund’s Schedule of Investments.

							Change in
		Value at			Realized	Dividend	Unrealized	Value at
Fund	Affiliated Holding	11/30/21	Purchases	Sales	Gain/(Loss)	Income	Gain/(Loss)	11/30/2022
Easterly Total Hedge	Easterly Hedged Equity Fund, Cl R6	$1,396,321	$134,257	$(440,000)	$(46,392)	$134,257	$(90,739)	$953,447
	Easterly Income Opportunties Fund, Cl R6	5,672,814	187,025	(3,488,000)	(135,696)	138,895	(242,466)	1,993,677

In addition, certain affiliates of the Distributor provide services to the Trust as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Trust on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

Certain employees of UFS and NLCS are also officers of the Trust, and are not paid any fees directly by the Trust for serving in such capacity.

3.	INVESTMENT TRANSACTIONS

(a) For the year ended November 30, 2022, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, for the Funds were as follows:

Fund	Purchase	Sales
Easterly Total Hedge	$53,334,900	$55,767,252
Easterly Income Opportunities	302,799,996	221,430,727

(b) Other Investment Companies or Exchange Traded Funds – Certain Funds may invest up to 100% of their net assets in shares of affiliated and unaffiliated investment companies, including money market mutual funds, other mutual funds or exchange-traded funds (“ETFs”). An ETF generally is an open-end investment company, unit investment trust or a Fund of securities deposited with a depository in exchange for depository receipts. ETFs provide investors the opportunity to buy or sell throughout the day an entire Fund of securities in a single security. Although index mutual funds are similar to index-based ETFs, they are generally sold and redeemed only once per day at market close. The ETFs in which a Fund invests may be subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the sale of the security at an advantageous time or price. To the extent that the ETFs in which a Fund invests hold securities of companies with smaller market capitalizations or securities with substantial market risk, they will have a greater exposure to liquidity risk. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds that can be found in “Exchange-Traded Funds” below: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Additionally, ETFs have management fees, which increase their cost. In addition to the advisory and operational fees a Fund bears directly in connection with its own operation, the Fund also bears its pro rata portion of the advisory and operational expenses incurred indirectly through investments in other investment companies.

(c) Options Contracts – Certain Funds may enter into options contracts. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised.

Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchase option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security, which the Fund purchases upon exercise, will be increased by the premium originally paid.

Certain Funds may write covered call options. This means that the Fund will own the security subject to the option or an option to purchase the same underlying security, having an exercise price equal to or less than the exercise price of the covered option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities or other liquid securities having a value equal to the fluctuating market value of the securities on which the Fund holds a covered call position.

When a Fund writes a call option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund

EASTERLY FUNDS
NOTES TO FINANCIAL STATEMENTS
(Consolidated with respect to the Easterly Total Hedge Portfolio)
Year Ended November 30, 2022 (Continued)

realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received.

The liability representing a Fund’s obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the last available bid price.

The Funds may enter into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price.

(d) Swap Agreements – Certain Funds are subject to equity price risk and/or interest rate risk in the normal course of pursuing their respective investment objectives. The Funds may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), commodity or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. The Funds amortize upfront payments and/or accrue for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statements of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. The Funds segregate liquid securities having a value at least equal to the amount of their current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. The Funds’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. The derivatives are not accounted for as hedging instruments under GAAP. The effect of derivative instruments on the Statements of Assets and Liabilities at November 30, 2022, were as follows:

			Location of derivatives on
			Statements of Assets and	Fair value of asset/liability
Fund	Derivative	Risk Type	Liabilities	derivatives
Easterly Total Hedge
	Forward Exchange Contracts	Foreign Exchange	Unrealized appreciation on forward currency exchange contracts	$4,331
			Unrealized depreciation on forward currency exchange contracts	(6,478)
	Swap Contracts	Equity	Unrealized appreciation on swaps	246,004
			Totals	$243,857
Easterly Income Opportunities
	Swap Contracts	Interest Rate	Unrealized appreciation on swaps	$4,710,131

EASTERLY FUNDS
NOTES TO FINANCIAL STATEMENTS
(Consolidated with respect to the Easterly Total Hedge Portfolio)
Year Ended November 30, 2022 (Continued)

The effect of derivative instruments on the Statements of Operations for the year ended November 30, 2022, were as follows:

				Realized and unrealized
Portfolio	Derivative	Location of gain (loss) on derivatives	Risk Type	gain (loss) on derivatives
Easterly Total Hedge
	Swap Contracts
		Net realized loss on swaps	Equity	$(74,502)
		Net change in unrealized appreciation on swaps	Equity	$219,308
	Options Purchased
		Net realized loss from options purchased	Equity	$(11,137)
		Net change in unrealized depreciation on options purchased	Equity	$(30,741)
	Options Written
		Net realized gain from options written	Equity	$52,970
		Net change in unrealized appreciation on options written	Equity	$28,106
	Forward Contracts
		Net realized gain from investments and foreign currency transactions	Foreign Exchange	$190,319
		Net change in unrealized depreciation on investments and foreign currency transactions	Foreign Exchange	$(9,220)

Easterly Income Opportunities
	Swap Contracts
		Net realized loss on swaps	Interest Rate	$(202,777)
		Net change in unrealized appreciation on swaps	Interest Rate	$4,811,464

The amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

The following table presents the Funds’ assets and liabilities available for offset under a master netting arrangement net of collateral pledged as of November 30, 2022.

		Gross Amounts not offset in the Statements of Assets
		and Liabilities
	Gross Amounts Recognized in
	Statements of Assets and	Financial Instruments		Net Amount of Assets
	Liabilities	Pledged	Cash Collateral Pledged *	(Liabilities)
Easterly Total Hedge
Description of Asset:
Forward Foreign
Currency Contracts	$—	—	$—	$—
Total Return Swaps	246,004	—	246,004	—
Total	$246,004	$—	$246,004	$—
Description of Liability:
Forward Foreign
Currency Contracts	$(2,147)	$—	$—	$—
	$(2,147)	$—	$—	$—

Easterly Income Opportunities
Description of Asset:
Credit Default Swap	$4,710,131	—	$4,710,131	$—
Total	$4,710,131	$—	$4,710,131	$—

*	Excess collateral not included.

EASTERLY FUNDS
NOTES TO FINANCIAL STATEMENTS
(Consolidated with respect to the Easterly Total Hedge Portfolio)
Year Ended November 30, 2022 (Continued)

4.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

	Cost for			Tax Net
	Federal Tax	Unrealized	Unrealized	Unrealized
Port folio	Purposes	Appreciation	Depreciation	App/Dep
Easterly Total Hedge	$30,617,077	$12,279,698	$(14,854,663)	$(2,574,965)
Easterly Income Opportunities	333,092,353	8,473,546	(40,902,238)	(32,428,692)

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the years ended November 30, 2022, and November 30, 2021, was as follows:

	For the period ended November 30, 2022:
	Ordinary	Long-Term	Return
Portfolio	Income	Capital Gains	Of Capital	Total
Easterly Total Hedge	$1,646,505	$741,617	$—	$2,388,122
Easterly Income Opportunities	13,855,861	2,521,242	—	16,377,103

For the period ended November 30, 2021:
	Ordinary	Long-Term	Return
Portfolio	Income	Capital Gains	Of Capital	Total
Easterly Total Hedge	$—	$—	$—	$—
Easterly Income Opportunities	14,323,193	79,467	—	14,402,660

*	The difference between ordinary distributions paid from book and ordinary distributions paid from tax relates to allowable foreign tax credits of $11,564 for the Easterly Total Hedge Fund for the fiscal year ended November 30, 2022, and $2,838 for fiscal year ended November 30, 2021, for the Easterly Total Hedge Fund, which have been passed through to the Funds’ underlying shareholders and are deemed dividends for tax purposes.

As of November 30, 2022, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Portfolio	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Easterly Total Hedge	$443,176	$—	$—	$(1,727,794)	$—	$(2,577,163)	$(3,861,781)
Easterly Income Opportunities	5,068,705	—	—	(2,091,868)	—	(32,429,306)	(29,452,469)

The difference between book basis and tax basis undistributed net investment income (loss), accumulated net realized gains (losses), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales, mark-to-market on open forward foreign currency contracts, 1256 options, swaps and passive foreign investment companies, and adjustments for partnerships, contingent convertible debt securities, and C-Corporation return of capital distributions. The unrealized appreciation/(depreciation) in the table above includes unrealized foreign currency gains (losses) of $(2,198) and $(614) for the Easterly Total Hedge and the Easterly Income Opportunities Fund, respectively.

At November 30, 2022, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains, as follows:

	Non-
	Expiring	Non-Expiring		CLCF
Portfolio	Short-Term	Long-Term	Total	Utilized
Easterly Total Hedge	$1,583,032	$144,762	$1,727,794	$—
Easterly Income Opportunities	869,218	1,222,650	2,091,868	—

EASTERLY FUNDS
NOTES TO FINANCIAL STATEMENTS
(Consolidated with respect to the Easterly Total Hedge Portfolio)
Year Ended November 30, 2022 (Continued)

6.	BENEFICIAL OWNERSHIP (Unaudited)

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund under Section 2(a)(9) of the 1940 Act. As of May 31, 2022, the shareholders that own 25% or more of the voting securities are as follows:

Fund	Shareholder	Ownership %
Easterly Total Hedge Cl I	Dennis Nayden	75.09%
Easterly Total Hedge Cl R6	National Financial Services, In	99.59%
Easterly Income Opportunities Cl A LPL Financial		48.63%
Easterly Income Opportunities Cl R SEI Private Investment Comp		46.00%

7.	LINE OF CREDIT

Currently, the Easterly Income Opportunities Fund has a $33,000,000 line of credit provided by Cogent Bank (the “Bank”) under an agreement (the “Line of Credit”) and prior to November 18, 2022 the line of credit was $22,000,000. Any advance under the Line of Credit is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable Monthly. Based only on the days borrowed, the average amount of borrowings outstanding were as follows:

	Average Borrowing	Largest Outstanding		Average Borrowing
Fund	Outstanding	Balance	Loan Outstanding	Rate
Easterly Income Opportunities Fund	$1,000,000	$1,000,000	$1,000,000	7.00%

The Interest expense is included in interest expense on the statement of operations.

8.	NEW ACCOUNTING PRONOUNCEMENTS

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (’‘ASU 2020-04’’). The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any of applying this ASU.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

taitweller.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

of James Alpha Funds Trust d/b/a Easterly

Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Easterly Total Hedge Portfolio, and Easterly Income Opportunities Fund (formerly Easterly Structured Credit Value Fund), (the “Funds”) each a series of the James Alpha Funds Trust d/b/a Easterly Funds Trust (the “Trust”), including the schedules of investments as of November 30, 2022, and the related statements of operations, the statements of changes in net assets, and the financial highlights (consolidated for 2022 with respect to Easterly Total Hedged Portfolio) for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of November 30, 2022, the results of their operations, the changes in their net assets, and their financial highlights for each of the periods indicated in the table below (consolidated for 2022 with respect to Easterly Total Hedged Portfolio), in conformity with accounting principles generally accepted in the United States of America.

Individual Funds constituting James Alpha Funds Trust d/b/a Easterly Funds Trust	Statement of operations	Statements of changes in net assets	Financial highlights
Easterly Total Hedge Portfolio	For the year ended November 30, 2022	For each of the two years in the period ended November 30, 2022	For each of the five years in the period ended November 30, 2022

Easterly Income Opportunities	For the year ended November 30, 2022	For each of the two years in the period ended November 30, 2022	For each of the four years in the period ended November 30, 2022 and the period from August 14, 2018 (commencement of operations) through November 30, 2018

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2011.

To the Shareholders and Board of Trustees
of James Alpha Funds Trust d/b/a Easterly
Funds Trust
Page Two

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

January 27, 2023

SUPPLEMENTAL INFORMATION (Unaudited)

Shareholders of funds will pay ongoing expenses, such as advisory fees, distribution and services fees (12b-1 fees), and other fund expenses. The following examples are intended to help the shareholder understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges (CDSCs) on redemptions.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2022 through November 30, 2022.

Actual Expenses: The first table provides information about actual account values and actual expenses. The shareholder may use the information in this line, together with the amount invested, to estimate the expenses that would be paid over the period. Simply divide account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid” to estimate the expenses paid on the account during the period.

	Beginning Account	Ending Account	Expense Paid	Expense Ratio
	Value - 06/01/2022	Value - 11/30/2022	06/01/2022-11/30/2022*	[Annualized]
Actual Expenses
Easterly Total Hedge - Class I	1,000.00	983.70	7.36	1.48%
Easterly Total Hedge - Class R6	1,000.00	984.80	5.52	1.11%
Easterly Income Opportunity (Formerly, Easterly Structured Credit Value) - Class A	1,000.00	966.30	8.53	1.73%
Easterly Income Opportunity (Formerly, Easterly Structured Credit Value) - Class C	1,000.00	962.90	12.20	2.48%
Easterly Income Opportunity (Formerly, Easterly Structured Credit Value) - Class I	1,000.00	967.80	7.30	1.48%
Easterly Income Opportunity (Formerly, Easterly Structured Credit Value) - Class R6	1,000.00	969.20	5.48	1.11%

Hypothetical Examples for Comparison Purposes: The second table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. This information may be used to compare the ongoing costs of investing in the fund and other mutual funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

	Beginning Account	Ending Account	Expense Paid	Expense Ratio
Hypothetical	Value - 06/01/2022	Value - 11/30/2022	06/01/2022-11/30/2022*	[Annualized]
[5% Return Before Expenses]
Easterly Total Hedge - Class I	1,000.00	1,017.65	7.49	1.48%
Easterly Total Hedge - Class R6	1,000.00	1,019.50	5.62	1.11%
Easterly Income Opportunity (Formerly, Easterly Structured Credit Value) - Class I	1,000.00	1,017.65	7.49	1.48%
Easterly Income Opportunity (Formerly, Easterly Structured Credit Value) - Class A	1,000.00	1,016.39	8.74	1.73%
Easterly Income Opportunity (Formerly, Easterly Structured Credit Value) - Class C	1,000.00	1,012.63	12.51	2.48%
Easterly Income Opportunity (Formerly, Easterly Structured Credit Value) - Class R6	1,000.00	1,019.50	5.62	1.11%

*	Expenses are equal to the Funds annualized expense ratio multiplies by the number of days in the period (183) divided by the number of days in the fiscal year (365).

Supplemental Information (Unaudited)
November 30, 2022

LIQUIDITY RISK MANAGEMENT PROGRAM

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration, among other factors, each respective Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended November 30, 2022, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Funds’ investments and determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

EASTERLY FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
Year Ended November 30, 2022

Name, Year of Birth, and Address	Position(s) Held with Trust	Term*/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEE:
Darrell Crate, Year of Birth: 1967 515 Madison Avenue 24th Floor New York, NY 10022	President and Chairperson of the Board	Since 2021	Chief Executive Officer of Easterly Funds LLC (2020 –Present); Managing Principal of Easterly Asset Management LP (2016 –Present) Managing Partner of Easterly Capital LLC (2015 –Present)	6	Chairman of the Board and Director of Easterly Government Properties Inc. (2015 –Present); Chairman of the Board and Director of Easterly Acquisition Corp. (2015 to 2018)
INDEPENDENT TRUSTEES:
David Knowlton, Year of Birth: 1957 515 Madison Avenue 24th Floor New York, NY 10022	Trustee	Since 2021	Managing Partner of Three Ocean Partners LLC	6	Director of Easterly Acquisition Corp. (2015 to 2018)
Neil Medugno, Year of Birth: 1957 515 Madison Avenue 24th Floor New York, NY 10022	Trustee	Since 2021	Retired; Partner, Wellington Management Company LLP, Chief Financial Officer, Wellington Funds Group (investment management) (1994 –2017)	6	Trustee of Six Circles Trust (2018 –Present)
A. Clayton Spencer, Year of Birth: 1954 515 Madison Avenue 24th Floor New York, NY 10022	Trustee	Since 2023	President of Bates College (2012 –present).	6	Not Applicable

OFFICERS:
Michael Montague, Year of Birth: 1975 515 Madison Avenue 24th Floor New York, NY 10022	Treasurer	Since 2021	Chief Operating Officer of Easterly Funds LLC and James Alpha Management, LLC	Not Applicable	Not Applicable
Emile Molineaux, Year of Birth: 1962 4221 North 203rd Street, Ste. 100 Elkhorn, NE 68022	Chief Compliance Officer	Since 2021	Senior Compliance Officer (2011 –Present) Northern Lights Compliance Services, LLC	Not Applicable	Not Applicable
Chad Bitterman, Year of Birth: 1972 4221 North 203rd Street, Ste. 100 Elkhorn, NE 68022	Anti-Money Laundering Compliance Officer	Since 2021	Compliance Officer (2010 –Present) Northern Lights Compliance Services, LLC	Not Applicable	Not Applicable
Amaris Sahota, Year of Birth: 1992 515 Madison Avenue 24th Floor New York, NY 10022	Secretary	Since 2021	Chief Operating Officer, Easterly Asset Management (2021 –Present); Senior Management Consultant, The Poirier Group (2018 –2021); Investment Consultant, Sun Life Financial (2017 –2018)	Not Applicable	Not Applicable
Ken Juster, Year of Birth: 1976 515 Madison Avenue 24th Floor New York, NY 10022	Chief Legal Officer	Since 2022	General Counsel of Easterly Asset Management LP (2022 –Present); Partner, Cooley LLP (2018 –2022); Partner, White & Case LLP (2017 –2018)	Not Applicable	Not Applicable
Erik Naviloff, Year of Birth: 1968 4221 North 203rd Street, Ste. 100 Elkhorn, NE 68022	Assistant Treasurer	Since 2021	Vice President, Ultimus Fund Solutions, LLC (2011 –present)	Not Applicable	Not Applicable
Timothy Burdick, Year of Birth: 1986 4221 North 203rd Street, Ste. 100 Elkhorn, NE 68022	Assistant Secretary	Since 2021	Vice President, Ultimus Fund Solutions, LLC (2022 –present); Assistant Vice President, Ultimus Fund Solutions, LLC (2019 –2022); Senior Program Compliance Manager, CJ Affiliate (2016 –2019).	Not Applicable	Not Applicable

*	Each Trustee will serve an indefinite term until they resign or retire and/or their successor, if any, is duly elected and qualified. Officers of the Trust serve at the pleasure of the Board.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-814-8180.

PRIVACY NOTICE

JAMES ALPHA FUNDS TRUST dba EASTERLY FUNDS TRUST

March 2021

FACTS	WHAT DOES JAMES ALPHA FUNDS TRUST dba EASTERLY FUNDS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●    Social Security number and wire transfer instructions

●    account transactions and transaction history

●    investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons James Alpha Funds Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:		Does James Alpha Funds Trust dba Easterly Funds Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.		YES	NO
For our marketing purposes - to offer our products and services to you.		YES	YES
For joint marketing with other financial companies.		NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.		NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.		NO	We don’t share
For nonaffiliates to market to you		NO	We don’t share

QUESTIONS?	Call (888) 814-8180

What we do:
How does James Alpha Funds Trust dba Easterly Funds Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does James Alpha Funds Trust dba Easterly Funds Trust collect my personal information?

We collect your personal information, for example, when you

●    open an account or deposit money

●    direct us to buy securities or direct us to sell your securities

●    seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●    sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●    affiliates from using your information to market to you.

●    sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● James Alpha Funds Trust dba Easterly Funds Trust does not share with our affiliates.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

●    James Alpha Funds Trust dba Easterly Funds Trust does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● James Alpha Funds Trust dba Easterly Funds Trust doesn’t jointly market..

How to Obtain Proxy Voting Information

Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Portfolios use to determine how to vote proxies is available without charge, upon request, by calling 1-888-672-4839 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

JAMES ALPHA1130-AR22

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)       The Registrant’s board of trustees has determined that Neil Medugno is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Medugno is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

                                                     Registrant             Advisor

FYE 11/30/22                      $32,000                $ 0.00

FYE 11/30/21                      $36,500                 $0

(b)	Audit-Related Fees

                                                   Registrant              Advisor

FYE 11/30/22                    $ 0.00                    $ 0.00

FYE 11/30/21                    $0                          $0

(c)	Tax Fees

                                                      Registrant             Advisor

FYE 11/30/22                     $5,000                   $ 0.00

FYE 11/30/21                     $7,500                    $0

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

                                                      Registrant             Advisor

FYE 11/30/22                     $ 0.00                    $ 0.00

FYE 11/30/21                     $0                         $0

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

                                                                       Registrant             Advisor

Audit-Related Fees:                   0.00%                 0.00%

Tax Fees:                                  0.00%                  0.00%

All Other Fees:                          0.00%                   0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal year ended November 30, 2022, are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures as of November 30, 2020, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(a)(2) Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b) Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The James Alpha Funds Trust

By (Signature and Title)

* /s/ Darrell Crate

Darrell Crate, President and Chief Executive Officer

Date 02/03/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

* /s/ Darrell Crate

Darrell Crate, President and Chief Executive Officer

Date 02/03/2023

By (Signature and Title)

* /s/ Michael Montague

Michael Montague, Treasurer and Principal Financial Officer

Date 02/03/2023

* Print the name and title of each signing officer under his or her signature.